       As filed with the Securities and Exchange Commission on February 27, 2002

                                                 Securities Act File No. 2-72428
                                        Investment Company Act File No. 811-2881


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A


              Registration Statement Under The Securities Act Of 1933        [X]

                            Pre-Effective Amendment No.                      [ ]

                          Post-Effective Amendment No. 29                    [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                                 Amendment No. 29                            [X]
                        (Check appropriate box or boxes)


                         ING PRECIOUS METALS FUND, INC.
                  (FORMERLY PILGRIM PRECIOUS METALS FUND, INC.)
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                            Scottsdale, AZ 85258-2034
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180


          Kimberly A. Anderson                              With copies to:
          ING Investments, LLC                          Jeffrey S. Puretz, Esq.
     7337 E. Doubletree Ranch Road                              Dechert
       Scottsdale, AZ 85258-2034                         1775 Eye Street, N.W.
(Name and Address of Agent for Service)                  Washington, DC 20006


It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[X]   on March 1, 2002 pursuant to paragraph (b)

[ ]   on March 1, 2002 pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                                                              PROSPECTUS

       PROSPECTUS

    [WORLD PHOTO]
       March 1, 2002

       Classes A, B, C and M
                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING Asia-Pacific Equity Fund
                                                 ING Emerging Countries Fund
                                                 ING European Equity Fund
                                                 ING International Core Growth
                                                 Fund
                                                 ING International Fund
                                                 ING International SmallCap
                                                 Growth Fund

                                                 ING Precious Metals Fund

                                                 ING Russia Fund
                                                 GLOBAL EQUITY FUNDS
                                                 ING Global Communications Fund
                                                 ING Global Technology Fund
                                                 ING Global Real Estate Fund
                                                 ING Worldwide Growth Fund


       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.


                                                          [ING FUNDS LOGO]
                                            (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS





This Prospectus describes each Fund's objective, investment strategy and risks.


[MONEY GRAPHIC]

         HOW THE

         FUND HAS
         PERFORMED



You'll also find:


HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    INTRODUCTION TO THE ING FUNDS                       1
    FUNDS AT A GLANCE                                   2

    INTERNATIONAL EQUITY FUNDS
    ING Asia-Pacific Equity Fund                        4
    ING Emerging Countries Fund                         6
    ING European Equity Fund                            8
    ING International Core Growth Fund                 10
    ING International Fund                             12
    ING International SmallCap Growth Fund             14
    ING Precious Metals Fund                           16
    ING Russia Fund                                    18

    GLOBAL EQUITY FUNDS
    ING Global Communications Fund                     20
    ING Global Technology Fund                         22
    ING Global Real Estate Fund                        24
    ING Worldwide Growth Fund                          26



    WHAT YOU PAY TO INVEST                            28
    SHAREHOLDER GUIDE                                 32
    MANAGEMENT OF THE FUNDS                           39
    DIVIDENDS, DISTRIBUTIONS AND TAXES                43
    MORE INFORMATION ABOUT RISKS                      44
    FINANCIAL HIGHLIGHTS                              47
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS

--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.




 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


 INTERNATIONAL EQUITY FUNDS

  ING offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

  They may suit you if you:

  - are investing for the long-term -- at least several years
  - are looking for exposure to international markets or precious metals
  - are willing to accept higher risk in exchange for long-term growth.

GLOBAL EQUITY FUNDS

  ING offers Global Equity Funds that emphasize a growth approach to global investing, as well as Global Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in equity securities throughout the world, including the United States.

  They may suit you if you:

  - are investing for the long-term -- at least several years
  - are looking for exposure to international markets and global real estate
  - are willing to accept higher risk in exchange for long-term growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------


          This table is a summary of the investment objective, main investments and main risks of each ING Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.



                  FUND                                 INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------

INTERNATIONAL     Asia-Pacific Equity Fund             Long-term capital appreciation
EQUITY FUNDS      Adviser: ING Investments, LLC

                  Emerging Countries Fund              Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  European Equity Fund                 Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

                  International Core Growth Fund       Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  International Fund                   Long-term growth of capital
                  Adviser: ING Investments, LLC

                  International SmallCap Growth        Long-term capital appreciation
                  Fund
                  Adviser: ING Investments, LLC
                  Sub-Adviser:
                  Nicholas-Applegate Capital
                  Mgt.

                  Precious Metals Fund                 Capital appreciation and hedge
                  Adviser: ING Investments, LLC        against the loss of buying
                                                       power of the U.S. Dollar

                  Russia Fund                          Long-term capital appreciation
                  Adviser: ING Investments, LLC


GLOBAL EQUITY     Global Communications Fund           Long-term capital appreciation
FUNDS             Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

                  Global Technology Fund               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

                  Global Real Estate Fund              High total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Clarion CRA
                  Securities, L.P.

                  Worldwide Growth Fund                Long-term capital appreciation
                  Adviser: ING Investments, LLC

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities of companies based in the               Price volatility and other risks that accompany an
Asia-Pacific region, excluding Australia and Japan.       investment in foreign equities and in securities of issuers in a single region. Sensitive to currency exchange rates,
                                                          international political and economic conditions and other
                                                          risks that affect foreign securities.


Equity securities of issuers located in countries         Price volatility, liquidity and other risks that accompany
with emerging securities markets believed to have         an investment in equities from emerging countries. Sensitive
growth potential.                                         to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities of issuers which are principally        Price volatility and risks related to investments in foreign
traded in the European capital markets, or that           equities and in securities of a single region. Sensitive to
derive a majority of their total revenues from            currency exchange rates, international political and
either goods produced or services rendered within         economic conditions and other risks that affect foreign
the European Union, or that are organized under the       securities.
laws of and have a principal office in a European
country.


Equity securities of larger companies in countries        Price volatility and other risks that accompany an
outside of the U.S., believed to have growth              investment in growth-oriented foreign equities. Sensitive to
potential.                                                currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities of small-sized companies in             Price volatility, liquidity and other risks that accompany
countries outside of the U.S., believed to have           an investment in equity securities of foreign, small-sized
growth potential.                                         companies. Sensitive to currency exchange rates,
                                                          international political and economic conditions and other
                                                          risks that affect foreign securities.


Precious metals, including gold and securities of         Price volatility due to non-diversification and
companies engaged in mining or processing gold            concentration in the precious metals industry. The market
throughout the world.                                     for gold and other precious metals is widely unregulated and is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher
                                                          transaction/storage costs, and realize gains only with an
                                                          increase in market price.


Equity securities of Russian companies.                   Risk due to extremely volatile and often illiquid nature of the Russian securities markets, and volatility due to
                                                          non-diversification of investments. Particularly sensitive to Russian political and economic conditions, currency
                                                          exchange rates, and other risks that affect funds investing in securities of a single country. Potential for
                                                          expropriation, dilution, devaluation, default or excessive taxation by the Russian government.


Equity securities of communications companies             Price volatility and risks related to investments in equity
located throughout the world, including the United        securities. Sensitive to currency exchange rates,
States.                                                   international political and economic conditions and other
                                                          risks that affect foreign securities. Products and services of companies engaged in the communications sector are
                                                          subject to relatively high risks of rapid obsolescence
                                                          caused by scientific and technological advances.


Equity securities of technology companies located         Price volatility and risks related to investments in equity
throughout the world, including the United States.        securities. Products and services of companies engaged in
                                                          the technology sector are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances.


Equity securities of companies that are principally       Price volatility and other risks that accompany an
engaged in the real estate industry.                      investment in global real estate equities and volatility due to non-diversification of investments. Sensitive to currency exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of companies located in countries       Price volatility and other risks that accompany an
around the world, which may include the U.S.,             investment in growth-oriented foreign equities. Sensitive to
believed to have growth potential.                        currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

                                                                         ADVISER
ING ASIA-PACIFIC EQUITY FUND                                ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American, European and other depositary receipts.


The Adviser bases investment decisions on a disciplined approach that takes into consideration the following factors: a macroeconomic overview of the region, specific country analysis, setting target country weightings, evaluation of industry sectors within each country, and selection of specific stocks. In selecting specific securities, the Adviser emphasizes a value approach that seeks growth at a reasonable price. This approach involves analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock.


The criteria used by the Adviser to determine whether an issuer is based in the Asia-Pacific region are: the country in which the issuer was organized; the country in which the principal securities market for that issuer is located; the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or the country in which at least 50% of the issuer's assets are located.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Emerging Countries Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Emerging Countries Fund, please see page 6 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


RISKS OF THE ASIA-PACIFIC REGION -- the Asia-Pacific region includes countries in various stages of economic development, including emerging market countries. In 1997 and 1998, securities markets in Asian countries suffered significant downturns and volatility, and currencies lost value in relation to the U.S. dollar. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asia-Pacific countries could cause further economic and market uncertainty.



RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asia-Pacific securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate on a single region of the world.


INABILITY TO SELL SECURITIES -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 4      ING Asia-Pacific Equity Fund

                                                    ING ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

              1992                   1993        1994        1995      1996     1997      1998     1999      2000      2001
---------------------------------  --------    --------    --------    ----    ------    ------    -----    ------    -------
                                                                       9.46    -43.73    -15.51    74.41    -47.63     -15.25


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Prior to January 2, 2001, the Fund was managed by a sub-adviser. The portfolio managers currently invest primarily in companies with a large market capitalization; prior to November 2000, the Fund did not have a particular market capitalization focus.


            Best and worst quarterly performance during this period:

                           2nd quarter 1999:  39.92%


                            4th quarter 1997: -33.11%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Far East Free Ex Japan Index (MSCI Far East ex Japan Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %  -20.12       -19.09        -14.33
Class A Return After Taxes on Distributions(2)                  %  -20.12       -19.21        -14.45
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -12.15       -13.78        -10.39
Class B Return Before Taxes(3)                                  %  -19.34       -18.98        -14.10
Class M Return Before Taxes(4)                                  %  -17.96       -19.08        -14.41
MSCI Far East ex Japan Index (reflects no deduction for
  fees, expenses or taxes)(5)                                   %   -2.08       -11.86         -7.39(6)


(1) Classes A, B and M commenced operations on September 1, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of sales charge of 3.5%.

(5) The MSCI Far East ex Japan Index is an unmanaged index that measures the performance of securities listed on exchanges in the Far East markets, excluding Japan.


(6) Index return is since inception date of Classes A, B and M.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Asia-Pacific Equity Fund       5

                                                                         ADVISER
ING EMERGING COUNTRIES FUND                                 ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund may invest in large-, mid- and small-sized companies. The portfolio managers consider an emerging market country to be any country which is in or has been in the Emerging Market Database of Standard and Poor's or the MSCI Emerging Markets Free Index, or those countries which generally are considered to be emerging market countries by the international financial community.


The Fund may invest up to 20% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.


In selecting securities located in emerging market countries, the Adviser uses a bottom-up fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.



In selecting stocks in developed markets, the portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use a bottom-up analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors to estimate regional market risks. In conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.



The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of companies located in emerging markets trade in lower volume and may be less liquid than securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 6      ING Emerging Countries Fund

                                                     ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                         6.34   27.50    9.44   -22.19  75.80   -31.94  -7.67


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.



            Best and worst quarterly performance during this period:

                           4th quarter 1999:  36.28%
                           3rd quarter 1998: -26.06%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %  -12.96      -2.38          1.97(1)
Class A Return After Taxes on Distributions(2)                  %  -12.96      -2.89          1.47
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -7.89       -2.09          1.38
Class B Return Before Taxes(3)                                  %  -12.96      -2.11          2.46
Class C Return Before Taxes(4)                                  %  -9.34       -1.73          1.97
MSCI EMF Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -2.37       -5.74         -5.14(6)


(1) Classes A and C commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.


(6) Index return for Classes A and C is for the period beginning December 1, 1994. Index return for Class B is -3.78% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Emerging Countries Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING EUROPEAN EQUITY FUND                 ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of equity securities of European issuers. The Sub-Adviser considers European issuers to be companies whose securities are principally traded in the European capital markets, that derive at least 50% of their total revenues or earnings from either goods produced or services rendered in countries located in the European Union and those countries eligible to join the European Union from time to time, regardless of where the securities of such companies are principally traded, or that are organized under the laws of and have a principal office in a European country. As a general matter, the Fund expects these investments to be in common stocks of large companies whose market capitalizations are generally in excess of $10 billion, although the Fund may also invest in mid-sized companies.


In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process that seeks to identify underpriced earnings growth in European companies. The five steps are:

- First, the Sub-Adviser ranks possible investments according to trading volume and liquidity relative to their peers;

- Second, the Sub-Adviser performs additional screens to determine which companies should be further researched;

- Third, the Sub-Adviser performs fundamental analysis of cyclical and non-cyclical market sectors and companies to identify underpriced earnings or cash flow growth;

- Fourth, the Sub-Adviser determines portfolio weightings within each sector;
  and

- Finally, the Sub-Adviser continuously monitors the portfolio to maintain favorable risk-reward relationships.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING International Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING International Fund, please see page 12 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.


RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If European securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate on a single region of the world.



SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 8      ING European Equity Fund

                                                        ING EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

1992   1993    1994    1995    1996    1997    1998    1999    2000     2001
-----  -----   -----   -----   -----   -----   -----   -----   -----   ------
                                                       18.59   -7.59   -23.98

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  18.93%


                            1st quarter 2001: -18.96%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the FT-Europe Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)      CLASS)
Class A Return Before Taxes(2)                                  %  -28.37      -5.90          N/A
Class A Return After Taxes on Distributions(2)                  %  -28.37      -6.53          N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -17.28      -4.74          N/A
Class B Return Before Taxes(3)                                  %  -28.26      -5.60          N/A
Class C Return Before Taxes(4)                                  %  -25.38      -4.89          N/A
FT-Europe Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -21.45      -4.02(6)       N/A


(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The FT-Europe Index is a widely recognized, unmanaged index of European stock markets.


(6) Index return is since inception date of Classes A, B and C.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING European Equity Fund       9

                                                                         ADVISER
ING INTERNATIONAL CORE GROWTH FUND                          ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.



In pursuing the Fund's investment strategy, the portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earnings prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.



The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING International Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING International Fund, please see page 12 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in large companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.



 10      ING International Core Growth Fund

                                              ING INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                            [TOTAL RETURN BAR GRAPH]


  1992      1993        1994        1995        1996      1997     1998     1999      2000      2001
--------  --------    --------    --------    --------    -----    -----    -----    ------    ------
                                                                   20.92    66.69    -25.04    -21.69


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.



            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.07%
                            1st quarter 2001: -15.44%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)      CLASS)
Class A Return Before Taxes(2)                                  %  -26.19      5.88            N/A
Class A Return After Taxes on Distributions(2)                  %  -26.19      4.72            N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -15.95      4.42            N/A
Class B Return Before Taxes(3)                                  %  -26.13      6.14            N/A
Class C Return Before Taxes(4)                                  %  -23.10      6.36            N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -21.21      1.61(6)         N/A


(1) Classes A, B and C commenced operations on February 28, 1997.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.



(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(6)Index return is for the period beginning March 1, 1997.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING International Core Growth Fund       11

                                                                         ADVISER
ING INTERNATIONAL FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.



The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or may not favor equities at all.


DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 12      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

  1992      1993        1994        1995        1996      1997     1998     1999     2000      2001
  ----      ----        ----        ----        ----      ----     ----     ----     ----      ----
                          5.87        5.77       13.46     1.56    19.02    47.50    -8.30    -20.27


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  27.01%


                           3rd quarter 2001: -13.08%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.



                                                                                 5 YEARS      10 YEARS
                                                                               (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)(1)     CLASS)(1)
Class A Return Before Taxes(2)                                  %   -24.84         4.27         5.78
Class A Return After Taxes on Distributions(2)                  %   -24.84         0.92         2.90
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -15.13         2.46         3.69
Class B Return Before Taxes(3)                                  %   -24.69       -22.49          N/A
Class C Return Before Taxes(4)                                  %   -21.61       -17.25          N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -21.21         1.17(6)      3.91(6)


(1) Class A commenced operations on January 3, 1994. Class B commenced operations on August 22, 2000. Class C commenced operations on September 15, 2000.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.



(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(6)Index return for Class A is for the period beginning January 1, 1994. Index return for Classes B and C is -21.02% for the period beginning September 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL SMALLCAP GROWTH FUND     Nicholas-Applegate Capital Management

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in securities of small companies. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S. The Fund may invest up to 35% of its assets in U.S. issuers.


The Fund invests primarily in smaller-capitalized companies ("small cap stocks") located worldwide. In the opinion of the Fund's Sub-Adviser, small cap stocks are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in over 50 countries. The market capitalization ranges of the various countries' small cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets.

The Fund normally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund's Sub-Adviser emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of traditional fundamental research of individual securities, calling on the expertise of many external analysts in different countries throughout the world, and a computer intensive ranking system that analyzes and ranks securities. The Sub-Adviser seeks to uncover signs of "change at the margin" -- positive business developments which are not yet fully reflected in a company's stock price.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 14      ING International SmallCap Growth Fund

                                          ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


           1992                1993        1994        1995        1996      1997     1998      1999      2000      2001
           ----              --------    --------    --------    --------    -----    -----    ------    ------    ------
                                                         5.51       17.58    13.46    35.57    121.93    -16.60    -27.52


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  53.34%
                            1st quarter 2001: -18.62%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Europe, Pacific, Australia and Composite Market Index (Salomon EPAC EM Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.



                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %  -31.68      14.23         11.88
Class A Return After Taxes on Distributions(2)                  %  -31.68      12.52         10.63
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -19.29      11.40          9.65
Class B Return Before Taxes(3)                                  %  -31.44      14.72         14.62
Class C Return Before Taxes(4)                                  %  -28.56      14.90         12.01
Solomon EPAC EM Index (reflects no deduction for fees,
  expenses or taxes)(5)                                         %  -16.40      -1.32         -0.25(6)


(1) Classes A and C commenced operations on August 31, 1994. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Salomon EPAC EM Index is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.


(6)Index return for Classes A and C is for the period beginning September 1, 1994. Index return for Class B is 0.61% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       15

                                                                         ADVISER
ING PRECIOUS METALS FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in precious metals and securities related to precious metals. At least 65% of the Fund's assets will normally be invested in gold bullion and the equity securities of companies primarily engaged in the exploration, mining, processing, fabrication or distribution of gold ("gold-related" companies). The portfolio manager seeks to invest in companies involved in precious metals which represent good value based on the prospects for earnings and the prices of precious metals. The Fund may invest the remaining 35% of its assets in other precious metals, including silver, platinum, and palladium, and in the equity securities of companies engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related" companies) or other precious metals or materials. The Fund may also invest in other types of securities, including convertible securities and preferred stocks of gold-related companies, silver-related companies, or companies related to other precious metals. The Fund intends to invest less than half of the value of its assets directly in bullion or other direct forms of gold, silver, and other precious metals (as opposed to securities). The Fund normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies.


The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold, and, to a lesser degree, silver and other precious metals. A substantial portion of the Fund's investment will be in the securities of foreign issuers, including emerging market issuers.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund normally invests in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.


PRECIOUS METALS RISK -- the Fund's focus on precious metals and precious metal stocks may expose investors to additional risks. Precious metal prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. The supply and demand for gold may vary widely and may be affected by actions of governments or their agencies or national banks, all of which may affect the price of a precious metal or a related company. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require the Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. Direct investments in precious metals such as bullion have the following characteristics: they earn no income; transaction and storage costs may be higher than for securities; and the Fund will realize gains only with an increase in the market price.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.


MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.



SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 16      ING Precious Metals Fund

                                                        ING PRECIOUS METALS FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

 1992     1993    1994    1995    1996     1997     1998    1999     2000     2001
------   ------   -----   -----   -----   ------   ------   -----   ------   ------
-20.51    86.96   -7.28   -1.89    7.84   -42.98    -6.39    8.58   -22.05    24.87


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.


(3) Prior to November 2, 2000, the Fund's portfolio manager employed a different stock selection criteria. Effective November 2, 2000, the Fund changed its name to the Precious Metals Fund and changed its investment strategies to permit the Fund to invest in precious metals and related securities; prior to that date, the Fund invested primarily in gold and gold-related securities.



            Best and worst quarterly performance during this period:

2nd quarter 1993:       34.36%
4th quarter 1997:      -29.07%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the S&P 500 Index and Gold Bullion. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)        CLASS)
Class A Return Before Taxes(1)                                  %   17.52     -11.86         -2.52
Class A Return After Taxes on Distributions(1)                  %   17.28     -12.25         -3.24
Class A Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                       %   10.66      -9.10         -2.17
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -11.88      10.70         12.94
Gold Bullion (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %    0.75      -5.62         -2.42


(1) Reflects deduction of sales charge of 5.75%.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(3) Gold bullion is a commodity traded on the New York Mercantile Exchange.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Precious Metals Fund       17

                                                                         ADVISER
ING RUSSIA FUND                                             ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund seeks to achieve its objective by normally investing at least 80% of its assets in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The portfolio manager seeks to invest in companies which are undervalued by the market because their pace of development and earnings growth have been underestimated. The portfolio manager may invest in companies with any market capitalization. The Fund may invest the other 20% of its assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government without any restrictions based on investment quality or maturity of the debt securities. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.


When the Fund anticipates unusual market or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities. The criteria used by the Fund to determine whether an issuer is based in Russia are: the issuer is organized in Russia; the principal securities market for the issuer is Russia; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Russia; or at least 50% of the issuer's assets are located in Russia.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF INVESTING IN SECURITIES OF RUSSIAN COMPANIES

The following risks apply to all mutual funds that invest in securities of Russian companies including ING Russia Fund.

POLITICAL RISK -- Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

MARKET CONCENTRATION AND LIQUIDITY RISK -- The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the U.S. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity.

LACK OF RELIABLE FINANCIAL INFORMATION -- There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

UNFAVORABLE ACTIONS -- There is the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

SETTLEMENT AND CUSTODY RISK -- Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.


RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate on a single region of the world.


LOWER QUALITY DEBT SECURITIES -- Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.


MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.


DEBT SECURITIES -- The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 18      ING Russia Fund

                                                                 ING RUSSIA FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

 1992    1993     1994     1995     1996     1997     1998     1999      2000     2001
------  ------   ------   ------   ------   ------   ------   -------   ------   ------
                                             67.50   -82.99    159.76   -17.80    80.32


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Prior to January 2, 2001, the Fund was advised by a sub-adviser.

            Best and worst quarterly performance during this period:




4th quarter 1999:       95.36%
3rd quarter 1998:      -64.89%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Moscow Times Index and the Russian Trading System Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %    69.90        0.66         -0.25
Class A Return After Taxes on Distributions(2)                  %    69.90       -0.57         -1.56
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %    42.57       -0.08         -0.85
Moscow Times Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  %    81.02        8.83          8.76(5)
Russian Trading System Index (reflects no deduction for
  fees, expenses or taxes)(4)                                   %    81.48        5.34          4.49(5)


(1) Class A commenced operations on July 3, 1996.

(2) Reflects deduction of sales charge of 5.75%.

(3) The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.


(4) The Russian Trading System is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's 106 most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets (NAUFOR), a non-profit making body.



(5)Index return is for the period beginning June 29, 1996.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Russia Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL COMMUNICATIONS FUND           ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of equity securities of communications companies. This portion of the portfolio will have investments located in at least three different countries, including the United States and which may also include emerging market countries. As a general matter, the Fund expects these investments to be in common stocks of large, mid- and small-sized companies.


The Fund considers communications companies to be those that derive at least 50% of their total revenues or earnings from designing, developing, operating, financing, manufacturing or providing the following activities, products and services: communications equipment and service (including equipment and services for both data and voice transmission); electronic components and equipment; broadcast (including television and radio, satellite, microwave and cable television); computer equipment, mobile telecommunications and cellular radio and paging; electronic mail; local and wide area networking and linkage of work and data processing systems (collectively, "communications activities").

The Sub-Adviser believes that because of rapid advances in communications, investment in companies within this sector should offer substantial opportunities for long-term capital appreciation. The communications area has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. Generally, the Sub-Adviser's overall stock selection for the Fund will be based on an assessment of the company's fundamental prospects. The Sub-Adviser anticipates, however, that a portion of the Fund's holdings will be invested in newly issued securities being sold in the primary or secondary market.


The Sub-Adviser combines broad industry analysis and bottom-up company analysis to identify the stocks of companies it believes will become tomorrow's communications leaders. In choosing investments for the Fund, the Sub-Adviser first identifies themes that address industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from the selected investment themes.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Global Technology Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Global Technology Fund, please see page 22 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

COMMUNICATIONS TECHNOLOGY RISK -- communications companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the communications industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

GOVERNMENTAL REGULATION -- certain communications industries, such as the telecommunications industry, may be subject to greater governmental regulation than many other industries. Accordingly, such industries may be subject to changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services offered. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.



INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


 20      ING Global Communications Fund

                                                  ING GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.



                       YEAR BY YEAR TOTAL RETURNS (%)(1)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

             1992                  1993        1994        1995      1996     1997      1998     1999      2000      2001
-------------------------------  --------    --------    --------    ----    ------    ------    -----    ------    -------
                                                                                                                     -63.22



(1) These figures are for the year ended December 31. They do not reflect sales charges and would be lower if they did.




            Best and worst quarterly performance during this period:

                           4th quarter 2001:  30.07%
                           3rd quarter 2001: -45.74%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIOD ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the NASDAQ Telecom Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)      CLASS)
Class A Return Before Taxes(2)                                  %  -65.33     -59.73           N/A
Class A Return After Taxes on Distributions(2)                  %  -65.33     -59.73           N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -39.79     -43.47           N/A
Class B Return Before Taxes(3)                                  %  -65.39     -59.66           N/A
Class C Return Before Taxes(4)                                  %  -63.75     -58.64           N/A
NASDAQ Telecom Index (reflects no deduction for fees,
  expenses or taxes)(5)                                         %  -48.94     -57.51(6)        N/A


(1) Classes A, B and C commenced operations on March 1, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5) NASDAQ Telecom Index is an unmanaged index that measures the performance of all NASDAQ stocks in the telecommunications sector.



(6) Index return is since inception date of Classes A, B and C.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Global Communications Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL TECHNOLOGY FUND               ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities (preferred stock, warrants and convertible securities) of U.S. and non-U.S. technology companies. The Fund may invest in large-, mid- and small-sized companies.


For purposes of the Fund's investment strategy, technology companies are companies with businesses in or related to technology or technology services, or that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the following areas: internet activities, including internet related hardware, software, infrastructure and networking equipment; media and entertainment businesses, including radio, television, satellite and cable television, broadcasting and media content; telecommunications and communications, including the design, manufacture or operation of telecommunications services and equipment, voice, data, wireless, paging and electronic components; computer businesses, including hardware, software, semiconductors, semiconductor capital equipment and server hardware producers; e-commerce businesses, including equipment and communications activities such as electronic mail, data processing, information systems, networking, office automation and on-line services; and companies involved in the distribution, servicing, research and development of these businesses.


The Sub-Adviser seeks to combine broad industry analysis and bottom-up company analysis to identify the stocks of companies that it believes will become tomorrow's technology leaders. In choosing investments for the Fund, the Sub-Adviser attempts to identify themes that highlight industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from selected investment themes, and assesses a company's fundamental prospects. It is likely that a portion of the Fund's holdings will be invested in newly issued securities acquired in initial public offerings or on the secondary market.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


TECHNOLOGY RISK -- technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the technology industry are subject to relative high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.



SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.



INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


 22      ING Global Technology Fund

                                                      ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

        1992             1993        1994        1995        1996        1997        1998        1999        2000        2001
---------------------  --------    --------    --------    --------    --------    --------    --------    --------    --------
                                                                                                 140.15      -29.01      -45.50

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  78.51%


                           3rd quarter 2001: -44.94%



                          AVERAGE ANNUAL TOTAL RETURNS


                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Goldman Sachs Technology Industry Composite Index and the MSCI World Information Technology Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.



                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR     CLASS)(1)      CLASS)
Class A Return Before Taxes(2)                                  %   -48.65        0.06          N/A
Class A Return After Taxes on Distributions(2)                  %   -48.97       -3.55          N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -29.35        1.11          N/A
Class B Return Before Taxes(3)                                  %   -48.54        0.70          N/A
Class C Return Before Taxes(4)                                  %   -46.54        1.26          N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(5)                    %   -28.69       -0.92(6)       N/A
MSCI World Information Technology Index (reflects no
deduction for fees, expenses or taxes)(7)(8)                    %   -29.73(9)      N/A          N/A



(1)Classes A, B and C commenced operations on December 15, 1998.



(2)Reflects deduction of sales charge of 5.75%.



(3)Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.



(4)Reflects deduction of deferred sales charge of 1% for the 1 year return.



(5)The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.



(6)Index return since December 1, 1998.



(7)Effective March 1, 2002, the Fund's strategy was revised to expand the range of technology companies in which the Fund can invest.



(8)The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of information technology stocks from around the world.



(9)Index return is for the period beginning December 29, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Global Technology Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL REAL ESTATE FUND                         Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with high total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Fund, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized and small-sized companies, including real estate investment trusts (REITs).


The Sub-Adviser uses a disciplined two-step process for constructing the Fund's portfolio.

- First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions.

- Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.


  The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up and down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- to medium-sized companies, which may be more susceptible to greater price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

NON-DIVERSIFICATION RISKS -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

INABILITY TO SELL SECURITIES -- securities of small and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell securities at a time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 24      ING Global Real Estate Fund

                                                     ING GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The Fund did not have a full year's performance during the period ended December 31, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Global Real Estate Fund       25

                                                                         ADVISER
ING WORLDWIDE GROWTH FUND                                   ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.


INTERNATIONAL COMPONENT. The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.



U.S. COMPONENT. The Fund normally invests in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of December 31, 2001 this meant market capitalizations in the range of $8.1 billion to $398 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.



The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


From time to time, the Adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 26      ING Worldwide Growth Fund

                                                       ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

1992                             1993        1994        1995        1996      1997     1998     1999     2000      2001
----                           --------    --------    --------    --------    -----    -----    -----    -----    ------
                                               2.45       14.74       17.92    17.28    37.34    83.52    -22.26   -27.81

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.



            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.54%
                            1st quarter 2001: -21.37%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIOD ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International World Index (MSCI World Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %   -31.95       9.35          10.97
Class A Return After Taxes on Distributions(2)                  %   -31.95       6.21           8.51
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -19.46       6.64           8.33
Class B Return Before Taxes(3)                                  %   -31.91       9.68          11.47
Class C Return Before Taxes(4)                                  %   -29.02       9.95          11.02
MSCI World Index (reflects no deduction for fees, expenses
  or taxes)(5)                                                  %   -15.91       5.18           8.39(6)


(1) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.


(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.


(6) Index return for Classes A and C is for the period beginning May 1, 1993. Index return for Class B is 7.44% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Worldwide Growth Fund       27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------




[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY



                                                                CLASS A    CLASS B(1)    CLASS C(1)    CLASS M(1)
-----------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT
  (AS A % OF OFFERING PRICE)
 All Funds                                                       5.75(2)      none          none          3.50(2)
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 All Funds                                                       none(3)      5.00(4)       1.00(5)       none
 REDEMPTION FEE (AS A % OF AMOUNT REDEEMED, IF APPLICABLE)
 International, Asia-Pacific Equity, International Core
  Growth and Russia Funds                                        2.00(6)       N/A           N/A           N/A





(1) Not all Funds offer Classes B, C and M. Please see page 32.



(2) Reduced for purchases of $50,000 and over. Please see page 33.



(3) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 33.



(4) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 33.


(5) Imposed upon redemption within 1 year from purchase.

(6) The 2.0% redemption fee applies only to shares held less than 30 days for the International, Asia-Pacific Equity and International Core Growth Funds and less than 365 days for the Russia Fund.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A
                                                               DISTRIBUTION                     TOTAL
                                                               AND SERVICE                      FUND                WAIVERS
                                                MANAGEMENT       (12B-1)          OTHER       OPERATING               AND
FUND                                               FEE             FEES         EXPENSES      EXPENSES      REIMBURSEMENTS(2)(3)(4)
-----------------------------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity(5)                  %         1.25            0.25           1.61(6)       3.11(6)              -1.12
 Emerging Countries(5)                   %         1.25            0.35           0.75(7)(8)    2.35(7)              -0.10
 European Equity                         %         1.15            0.35           1.57(8)       3.07                 -1.33
 International Core Growth               %         1.00            0.35           0.85          2.20                 -0.26
 International(5)                        %         1.00            0.25           1.22(8)(9)    2.47(9)                 --
 International SmallCap Growth           %         1.00            0.35           0.57(8)       1.92                  0.00
 Precious Metals(5)                      %         1.00            0.25           0.62(8)(10)   1.87(10)                --
 Russia                                  %         1.25            0.25           1.27(8)       2.77                 -0.54
 Global Communications                   %         1.00            0.35           0.89(8)       2.24                 -0.65
 Global Technology(5)                    %         1.25            0.35           0.80(8)(11)   2.40(11)             -0.64
 Global Real Estate                      %         1.00            0.25           0.50(8)(12)   1.75                    --
 Worldwide Growth(5)                     %         1.00            0.35           0.68(8)(13)   2.03(13)             -0.19

CLASS A

                                          NET
FUND                                    EXPENSES
--------------------------------------  --------
 Asia-Pacific Equity(5)                   1.99(6)
 Emerging Countries(5)                    2.25(7)
 European Equity                          1.74
 International Core Growth                1.94
 International(5)                         2.47(9)
 International SmallCap Growth            1.92
 Precious Metals(5)                       1.87(10)
 Russia                                   2.23
 Global Communications                    1.59
 Global Technology(5)                     1.76(11)
 Global Real Estate                       1.75
 Worldwide Growth(5)                      1.84(13)


 28      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS B
                                                    DISTRIBUTION
                                                        AND                         TOTAL
                                                      SERVICE                       FUND              WAIVERS
                                     MANAGEMENT       (12b-1)         OTHER       OPERATING             AND                NET
FUND                                    FEE             FEES         EXPENSES     EXPENSES      REIMBURSEMENTS(2)(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity(5)       %         1.25            1.00           1.62(6)      3.87(6)             -1.11              2.76(6)
 Emerging Countries(5)        %         1.25            1.00           0.77(7)(8)   3.02(7)             -0.10              2.92(7)
 European Equity              %         1.15            1.00           1.60(8)      3.75                -1.29              2.46
 International Core Growth    %         1.00            1.00           0.88         2.88                -0.26              2.62
 International(5)             %         1.00            1.00           1.27(8)(9)   3.27(9)              0.00              3.27(9)
 International SmallCap
  Growth                      %         1.00            1.00           0.57(8)      2.57                 0.00              2.57
 Global Communications        %         1.00            1.00           0.98(8)      2.98                -0.68              2.30
 Global Technology(5)         %         1.25            1.00           0.83(8)(11)   3.08(11)           -0.62              2.46(11)
 Global Real Estate           %         1.00            1.00           0.50(8)(12)   2.50                0.00              2.50
 Worldwide Growth(5)          %         1.00            1.00           0.69(8)(13)   2.69(13)           -0.19              2.50(13)

CLASS C
                                                    DISTRIBUTION
                                                        AND                         TOTAL
                                                      SERVICE                       FUND              WAIVERS
                                     MANAGEMENT       (12b-1)         OTHER       OPERATING             AND                Net
FUND                                    FEE             FEES         EXPENSES     EXPENSES      REIMBURSEMENTS(2)(3)     Expenses
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries(5)        %         1.25            1.00           0.77(7)(8)   3.02(7)             -0.10              2.92(7)
 European Equity              %         1.15            1.00           1.59(8)      3.74                -1.26              2.48
 International Core Growth    %         1.00            1.00           0.87         2.87                -0.26              2.61
 International(5)             %         1.00            1.00           1.27(8)(9)   3.27(9)              0.00              3.27(9)
 International SmallCap
  Growth                      %         1.00            1.00           0.57(8)      2.57                 0.00              2.57
 Global Communications        %         1.00            1.00           0.99(8)      2.99                -0.69              2.30
 Global Technology(5)         %         1.25            1.00           0.83(8)(11)   3.08(11)           -0.62              2.46(11)
 Global Real Estate           %         1.00            1.00           0.50(8)(12)   2.50                0.00              2.50
 Worldwide Growth(5)          %         1.00            1.00           0.68(8)(13)   2.68(13)           -0.18              2.50(13)

CLASS M
                                                    DISTRIBUTION
                                                        AND                         TOTAL
                                                      SERVICE                       FUND              WAIVERS
                                     MANAGEMENT       (12b-1)         OTHER       OPERATING             AND                NET
FUND                                    FEE             FEES         EXPENSES     EXPENSES       REIMBURSEMENTS(2)       EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity(5)       %         1.25            0.75           1.56(6)      3.56(6)             -1.11              2.45(6)


--------------------------------------------------------------------------------


 (1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed for each Fund.



 (2) ING Investments has entered into written expense limitation agreements with each Fund which it advises, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Investments is shown under the heading "Waivers and Reimbursements." The expense limits for International, Precious Metals and Russia Funds will continue through at least July 26, 2002. The expense limits for Emerging Countries, International Core Growth, International SmallCap Growth and Worldwide Growth Funds will continue through at least October 31, 2002. The expense limit for Asia-Pacific Equity Fund will continue through at least November 1, 2002. The expense limitations are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the expense limitation at least 30 days prior to the end of the term or upon termination of the investment management agreement. Nicholas-Applegate Capital Management bears 50% of the cost of maintaining the expense limit for the International SmallCap Growth Fund.



 (3) The expense limits for Global Communications, Global Technology and European Equity Funds will continue through at least October 31, 2003. The expense limit for Global Real Estate Fund will continue through at least August 7, 2003.


 (4) This includes a waiver of 0.10% of the Distribution Fee for Global Communications, Global Technology and European Equity Funds for Class A only.


 (5) Effective February 23, 2001, March 23, 2001, and April 27, 2001 certain funds merged with Emerging Countries, Worldwide Growth, International, Global Technology, Precious Metals and Asia-Pacific Equity Funds.



 (6)Excludes one-time merger fees of 0.31%, 0.41% and 0.33% for Class A, B and M, respectively, incurred in connection with the merger of another investment company into Asia-Pacific Equity Fund.



 (7) Excludes one-time merger fees of 0.07%, 0.07% and 0.07% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into Emerging Countries Fund.



 (8)ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.



 (9) Excludes one-time merger fees of 0.04%, 0.05% and 0.04% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into International Fund.



(10)Excludes one-time merger fees of 0.09%, for Class A incurred in connection with the merger of another investment company into Precious Metals Fund.



(11) Excludes one-time merger fees of 0.07%, 0.08% and 0.08% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into Global Technology Fund.



(12)"Other Expenses" for the Global Real Estate Fund are estimated for the current fiscal year because the Fund recently commenced operations.



(13)Excludes one-time merger fees of 0.01%, 0.01% and 0.01% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into Worldwide Growth Fund.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       29

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS A
FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity                                            $        765(1)   1,381       2,020       3,725
 Emerging Countries                                             $        790      1,257       1,750       3,099
 European Equity                                                $        742      1,351       1,984       3,676
 International Core Growth                                      $        761(1)   1,200       1,664       2,944
 International                                                  $        811(1)   1,300       1,815       3,220
 International SmallCap Growth                                  $        759      1,143       1,552       2,689
 Precious Metals                                                $        754      1,129       1,528       2,639
 Russia                                                         $        788(1)   1,337       1,910       3,459
 Global Communications                                          $        727      1,176       1,650       2,954
 Global Technology                                              $        744      1,223       1,727       3,108
 Global Real Estate                                             $        743      1,094       1,469       2,519
 Worldwide Growth                                               $        751      1,158       1,589       2,784



CLASS B
                                                IF YOU SELL YOUR SHARES                      IF YOU DON'T SELL YOUR SHARES
                                      -------------------------------------------     -------------------------------------------
FUND                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity            $      779        1,379       2,098       3,862        279        1,079       1,898       3,862
 Emerging Countries             $      795        1,224       1,778       3,173        295          924       1,578       3,173
 European Equity                $      749        1,328       2,026       3,761        249        1,028       1,826       3,761
 International Core Growth      $      765        1,167       1,695       3,025        265          867       1,495       3,025
 International                  $      830        1,307       1,907       3,385        330        1,007       1,707       3,385
 International SmallCap
  Growth                        $      760        1,099       1,565       2,747        260          799       1,365       2,747
 Global Communications          $      733        1,158       1,708       3,077        233          858       1,508       3,077
 Global Technology              $      749        1,193       1,762       3,191        249          893       1,562       3,191
 Global Real Estate             $      753        1,079       1,531       2,652        253          779       1,331       2,652
 Worldwide Growth               $      753        1,117       1,608       2,849        253          817       1,408       2,849


--------------------------------------------------------------------------------


(1) The cost of investing in the Russia
    Fund for one year is $988, if shares
    were held for less than 365 days.
    The cost of investing in the Class A
    shares of the International Fund,
    International Core Growth Fund and
    Asia-Pacific Equity Fund for one
    year is $1,011, $961 and $965,
    respectively, if the shares were
    held for less than 30 days.


 30      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


EXAMPLES



CLASS C
                                                IF YOU SELL YOUR SHARES                      IF YOU DON'T SELL YOUR SHARES
                                      -------------------------------------------     -------------------------------------------
FUND                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries             $      395          924       1,578       3,330        295          924       1,578       3,330
 European Equity                $      351        1,028       1,824       3,904        251        1,028       1,824       3,904
 International Core Growth      $      364          864       1,491       3,176        264          864       1,491       3,176
 International                  $      430        1,007       1,707       3,567        330        1,007       1,707       3,567
 International SmallCap
  Growth                        $      360          799       1,365       2,905        260          799       1,365       2,905
 Global Communications          $      333          860       1,512       3,260        233          860       1,512       3,260
 Global Technology              $      349          893       1,562       3,349        249          893       1,562       3,349
 Global Real Estate             $      353          779       1,331       2,836        253          779       1,331       2,836
 Worldwide Growth               $      353          815       1,404       2,999        253          815       1,404       2,999



CLASS M
FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity                                            $      589        1,304       2,040       3,973
-----------------------------------------------------------------------------------------------------------------


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       31

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25% to 0.35% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A contingent deferred sales charge, as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

- Not offered by Russia Fund and Precious Metals Fund.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A 1% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

- Not offered by Asia-Pacific Equity Fund, Russia Fund and Precious Metals Fund.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

- Offered only by Asia-Pacific Equity Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 32      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION


CLASS A(1)(2)


Class A shares of the Funds are sold subject to the following sales charge:

                                      ALL FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $1,000,000           2.00            2.04
 $1,000,000 and over                             See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.


(2)Shareholders that purchased funds that were a part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.



INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:



                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50%        1 year
 $5,000,000 and over            0.25%        1 year



CLASS B AND CLASS C


Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:


CLASS B DEFERRED SALES CHARGE(3)


                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none


(3) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.


CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares, in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

CLASS M

Class M shares are sold subject to the following sales charge.

                               ASIA-PACIFIC EQUITY FUND
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.50            3.63
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             1.50            1.52
 $250,000 - $499,999             1.00            1.01
 $500,000 and over               none            none

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.


- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Money Market and ING Classic Money Market Funds) you already own to the amount of your next purchase for purposes of calculating the sales charge.


- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.


See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Services Representative for more information.


CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- for Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

- mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.


If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Services Representative.



REINSTATEMENT PRIVILEGE. If you sell Class B and Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Services Representative. Consult the SAI for more information.



SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Services Representative, or see the SAI.


 34      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


The minimum initial investment amounts for the ING Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRAs).

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.



                               Initial                 Additional
         Method              Investment                Investment
     BY CONTACTING      An investment
     YOUR INVESTMENT    professional with an
     PROFESSIONAL       authorized firm can
                        help you establish and
                        maintain your account.



     BY MAIL            Visit or consult an      Visit or consult an
                        investment               investment professional.
                        professional. Make       Fill out the Account
                        your check payable to    Additions form included
                        the ING Funds and mail   on the bottom of your
                        it, along with a         account statement along
                        completed Application.   with your check payable
                        Please indicate your     to the ING Funds and
                        investment               mail them to the address
                        professional on the      on the account
                        New Account              statement. Remember to
                        Application.             write your account
                                                 number on the check.
     BY WIRE            Call the ING             Wire the funds in the
                        Operations Department    same manner described
                        at (800) 336-3436 to     under "Initial
                        obtain an account        Investment."
                        number and indicate
                        your investment
                        professional on the
                        account.
                        Instruct your bank to
                        wire funds to the Fund
                        in the care of:
                        State Street Bank and
                        Trust Company ABA
                        #101003621 Kansas
                        City, MO
                        credit to:
                        --------------------
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to:
                        --------------------
                        Shareholder
                        A/C
                        #--------------------
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        --------------------
                        (Your Name Here)
                        After wiring funds you
                        must complete the
                        Account Application
                        and send it to:
                        ING Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       35

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

REDEMPTION FEE

A 2% redemption fee will be charged on the redemption of shares of the ING Russia Fund held less than 365 days and shares of the ING International, ING International Core Growth and ING Asia-Pacific Equity Funds held less than 30 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.




                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.


 36      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the ING money market funds for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate mutual fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       37

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------


which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange before exchanging your shares.


In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.



CDSC ON EXCHANGES INTO ING SENIOR INCOME FUND



You are not required to pay an applicable CDSC upon an exchange from any Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.


SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS


Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via touch tone telephone by calling (800) 992-0180 and select Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and selecting Option 2.


PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


 38      Shareholder Guide

ADVISER                                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), formerly, ING Pilgrim Investments, LLC (ING Pilgrim), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of December 31, 2001, ING managed over $17.6 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                                MANAGEMENT FEE
 Asia-Pacific Equity                                     1.25%
 Emerging Countries                                      1.25
 European Equity                                         1.15
 International Core Growth                               1.00
 International                                           1.00
 International SmallCap Growth                           1.00
 Precious Metals                                         1.00
 Russia                                                  1.25
 Global Communications                                   1.00
 Global Technology                                       1.25
 Global Real Estate                                      1.00
 Worldwide Growth                                        1.00


ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

WORLDWIDE GROWTH FUND

The following individuals share responsibility for the day-to-day management of the Worldwide Growth Fund:


Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as a Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.



Jeffrey Bernstein, Senior Vice President of ING, has served as Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.



Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).



Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.


INTERNATIONAL FUND AND INTERNATIONAL CORE GROWTH FUND

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1994, and International Core Growth Fund since October 2000.

Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1996 and International Core Growth Fund since October 2000.

EMERGING COUNTRIES FUND

Richard T. Saler, whose background is described above, has served as the Senior Portfolio Manager of the portfolio management team that manages the Emerging Countries Fund since October 2000.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       39

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------


Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Emerging Countries Fund since October 2000.


Jan Wim Derks, Vice President of ING, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING, Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Prior to joining ING Investment Management -- Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

Eric Anderson, Vice President of ING, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING, Mr. Anderson also serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Americas. Prior to joining ING Investment Management -- Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

Bratin Sanyal, Vice President of ING, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING, Mr. Sanyal serves as the Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management -- Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the Highly Indebted Countries.

ASIA-PACIFIC EQUITY FUND

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Asia-Pacific Equity Fund since January 2000.

Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Asia-Pacific Equity Fund since January 2000.

RUSSIA FUND

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Russia Fund since January 2001.


Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Russia Fund since January 2001.



Jan Wim Derks, whose background is described above, has served as a member of the portfolio management team that manages the Russia Fund since January 2000.



Samuel Oubadia has served as a member of the portfolio management team that manages the Russia Fund since January 2001. Mr. Oubadia has seven years experience in portfolio management. He is Vice President of ING. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined ING Investment Management ("IIM") in September 1996 when he was the Senior Equity Manager at IIM's office in Prague in the Czech Republic. He joined IIM global emerging markets team in January 1998.


 40      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

PRECIOUS METALS FUND


James A. Vail has served as the Portfolio Manager of Precious Metals Fund since June 1998. Mr. Vail has served as Vice President and Portfolio Manager of ING since July 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, he was a Vice President at Lexington (which was acquired by ING's parent company in July 2000). Prior to joining Lexington in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming, Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst.


SUB-ADVISERS

For the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.


INTERNATIONAL SMALLCAP GROWTH FUND



NICHOLAS-APPLEGATE CAPITAL MANAGEMENT



Nicholas-Applegate Capital Management (NACM) serves as Sub-Adviser to the ING International SmallCap Growth Fund. Founded in 1984 by Arthur Nicholas, Managing Director and Fred Applegate as an institutional investment manager, Nicholas-Applegate is now a wholly owned subsidiary of Allianz AG. As of December 31, 2001, NACM managed over $25.8 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Fund is managed by a team of portfolio managers and analysts headed by Loretta Morris, Catherine Somhegyi Nicholas and Randall Kahn. Nicholas-Applegate has offices in San Diego, New York, San Francisco and Chicago. Its principal place of business is 600 West Broadway, San Diego, California 92101.


GLOBAL COMMUNICATIONS FUND, GLOBAL TECHNOLOGY FUND AND EUROPEAN EQUITY FUND

ING INVESTMENT MANAGEMENT ADVISORS B.V.


ING Investment Management Advisors B.V. (IIMA) serves as Sub-Adviser to the ING European Equity Fund, the ING Global Technology Fund and the ING Global Communications Fund. IIMA is located at Schenkkade 65, 2595 AS the Hague, The Netherlands. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Group. IIMA operates under the collective management of ING Investment Management which had assets under management of $104.4 billion as of December 31, 2001.



GLOBAL COMMUNICATIONS FUND. Daniel Hayes has primary responsibility in managing the Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience.



GLOBAL TECHNOLOGY FUND. Guy Uding has primary responsibility for managing the Fund and heads a three member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995 and has five years of investment experience.



Daniel Hayes is a member of the team that manages the Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience.



Tycho van Wijk is a member of the team that manages the Fund. Mr. Van Wijk has been employed by IIMA and its affiliates since 1998 and has 4 years of investment experience.



EUROPEAN EQUITY FUND. Adrian van Tiggelen has primary responsibility for managing the Fund and heads an eight member team of investment professionals. The average experience of the team is nine years. Mr. van Tiggelen has been employed by IIMA and its affiliates since 1988 and has eleven years of investment experience.


GLOBAL REAL ESTATE FUND


CLARION CRA SECURITIES, L.P.



Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is a subsidiary of ING Group. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2001, were valued at approximately $1.7 billion.


The following individuals share responsibility for the day-to-day management of the Fund:

T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991. Prior to 1991, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammel Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       41

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.

Steven D. Burton, Director and Portfolio Manager, has been with CRA since 1995. Mr. Burton has 13 years of real estate investment experience. Prior to 1995, Mr. Burton was with GE Investment Corporation where he gained direct real estate investment experience in a broad array of product types and oversaw a $350 million portfolio of directly owned commercial real estate assets.


 42      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS


The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains. Each Fund pays dividends and capital gains, if any, annually (except Global Real Estate Fund which pays dividends, if any, quarterly).


DIVIDEND REINVESTMENT


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C or M shares of a Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.


TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       43

MORE INFORMATION ABOUT RISKS

--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


HIGH YIELD SECURITIES (RUSSIA FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (INTERNATIONAL AND RUSSIA FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its



 44      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS

--------------------------------------------------------------------------------


price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


INVESTMENTS IN REAL ESTATE SECURITIES (GLOBAL REAL ESTATE FUND). Investments in issuers that are primarily engaged in real estate, including real estate investment trusts ("REITs"), may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (INTERNATIONAL SMALLCAP GROWTH AND GLOBAL REAL ESTATE FUNDS). The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


NON-DIVERSIFIED INVESTMENT COMPANY (PRECIOUS METALS, RUSSIA AND GLOBAL REAL ESTATE FUNDS). The Funds are classified as non-diversified investment companies under the Investment Company Act of 1940, as amended (1940 Act), which means that the Funds are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. The investment of a large percentage of the Funds' assets in the securities of a small number of issuers may cause the Funds' share price to fluctuate more than that of a diversified investment company.



CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.



PORTFOLIO TURNOVER. Each Fund (except Russia and Precious Metals Funds) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.



LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, the Funds may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


OTHER RISKS

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       45

MORE INFORMATION ABOUT RISKS

--------------------------------------------------------------------------------


RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.


PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



 46      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. Financial Highlights are not included for the Global Real Estate Fund because the Fund is new and did not have a full year's performance.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       47

ING ASIA-PACIFIC EQUITY FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                    CLASS A                                       CLASS B
                                         -------------------------------------------------------------   -------------------------
                                                          FOUR                                                            FOUR
                                            YEAR         MONTHS                                             YEAR         MONTHS
                                            ENDED         ENDED             YEAR ENDED JUNE 30,             ENDED         ENDED
                                         OCTOBER 31,   OCTOBER 31,   ---------------------------------   OCTOBER 31,   OCTOBER 31,
                                            2001         2000(4)      2000     1999     1998     1997       2001         2000(4)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $       4.99          7.23        7.22     4.46    10.93    10.35       4.80          6.97
 Income from investment
 operations:
 Net investment income (loss)        $      -0.01          0.08       -0.05       --     0.03     0.02      -0.10          0.07
 Net realized and unrealized gain
 (loss) on investments               $      -1.64         -2.32        0.06     2.76    -6.50     0.58      -1.51         -2.24
 Total from investment operations    $      -1.65         -2.24        0.01     2.76    -6.47     0.60      -1.61         -2.17
 Less distributions from:
 Net investment income               $       0.09            --          --       --       --       --       0.05            --
 Tax return of capital               $         --            --          --       --       --     0.02         --            --
 Total distributions                 $       0.09            --          --       --       --     0.02       0.05            --
 Net asset value, end of period      $       3.25          4.99        7.23     7.22     4.46    10.93       3.14          4.80
 TOTAL RETURN(1):                    %     -33.64        -30.98        0.14    61.88   -59.29     5.78     -33.87        -31.13
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $      5,740         8,471      11,726   14,417   11,796   32,485      3,778         7,678
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                 %       2.30          2.05        2.11     2.00     2.00     2.00       3.17          2.80
 Gross expenses prior to expense
 reimbursement(2)                    %       3.42          2.71        2.55     2.98     2.80     2.54       4.28          3.45
 Net investment income (loss)
 after expense reimbursement(2)(3)   %      -0.42          4.28       -0.56     0.01     0.38     0.00      -1.30          3.48
 Portfolio turnover rate             %         26            13         138      111       81       38         26            13

                                                 CLASS B
                                    ----------------------------------

                                           YEAR ENDED JUNE 30,
                                    ----------------------------------
                                     2000     1999     1998    1997(1)
----------------------------------  ----------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               7.02     4.37    10.83    10.31
 Income from investment
 operations:
 Net investment income (loss)        -0.11    -0.04    -0.03    -0.07
 Net realized and unrealized gain
 (loss) on investments                0.06     2.69    -6.43     0.59
 Total from investment operations    -0.05     2.65    -6.46     0.52
 Less distributions from:
 Net investment income                  --       --       --       --
 Tax return of capital                  --       --       --       --
 Total distributions                    --       --       --       --
 Net asset value, end of period       6.97     7.02     4.37    10.83
 TOTAL RETURN(1):                    -0.71    60.64   -59.65     5.04
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)  12,228   12,959    9,084   30,169
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                  2.86     2.75     2.75     2.75
 Gross expenses prior to expense
 reimbursement(2)                     3.30     3.73     3.55     3.29
 Net investment income (loss)
 after expense reimbursement(2)(3)   -1.31    -0.74    -0.39    -0.79
 Portfolio turnover rate               138      111       81       38



                                                                                              CLASS M
                                                                   --------------------------------------------------------------
                                                                                    FOUR
                                                                      YEAR         MONTHS
                                                                      ENDED         ENDED             YEAR ENDED JUNE 30,
                                                                   OCTOBER 31,   OCTOBER 31,   ----------------------------------
                                                                      2001         2000(4)      2000     1999     1998    1997(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       4.85          7.04        7.07     4.40    10.86    10.32
 Income from investment operations:
 Net investment income (loss)                                  $      -0.19          0.07       -0.11    -0.02       --    -0.05
 Net realized and unrealized gain (loss) on investments        $      -1.41         -2.26        0.08     2.69    -6.46     0.59
 Total from investment operations                              $      -1.60         -2.19       -0.03     2.67    -6.46     0.54
 Less distributions from:
 Net investment income                                         $       0.09            --          --       --       --       --
 Total distributions                                           $       0.09            --          --       --       --       --
 Net asset value, end of period                                $       3.16          4.85        7.04     7.07     4.40    10.86
 TOTAL RETURN(1):                                              %     -33.69        -31.11       -0.42    60.68   -59.48     5.26
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,215         2,711       3,749    5,184    4,265   11,155
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)                %       2.78          2.53        2.61     2.50     2.50     2.50
 Gross expenses prior to expense reimbursement(2)              %       3.89          3.18        3.05     3.48     3.30     3.04
 Net investment income (loss) after expense
 reimbursement(2)(3)                                           %      -0.97          3.72       -1.06    -0.49    -0.07    -0.55
 Portfolio turnover rate                                       %         26            13         138      111       81       38


--------------------------------------------------------------------------------


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(2) Annualized for periods less than one year.



(3) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.



(4) The Fund changed it fiscal year-end from June 30 to October 31.


 48      ING Asia-Pacific Equity Fund

FINANCIAL HIGHLIGHTS                                 ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                         CLASS A                                     CLASS B
                                        -------------------------------------------------------------------------  -----------
                                                         FOUR                   THREE
                                           YEAR         MONTHS        YEAR      MONTHS                                YEAR
                                           ENDED         ENDED       ENDED      ENDED      YEAR ENDED MARCH 31,       ENDED
                                        OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -----------------------  OCTOBER 31,
                                           2001       2000(5)(6)      2000     1999(1)     1999    1998   1997(1)     2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $       16.33         20.17       16.74      13.43     17.39   17.20   14.03       16.41
 Income from investment
 operations:
 Net investment income (loss)       $       -0.02         -0.24       -0.20      -0.05     -0.06    0.03   -0.06       -0.11
 Net realized and unrealized gain
 (loss) on investments (net of
 Indian tax)                        $       -4.44         -3.60        3.63       3.36     -3.81    1.22    3.51       -4.45
 Total from investment operations   $       -4.46         -3.84        3.43       3.31     -3.87    1.25    3.45       -4.56
 Less distributions from:
 Net investment income              $          --            --          --         --      0.02      --      --          --
 Net realized gains on
 investments                        $          --            --          --         --      0.07    1.06    0.28          --
 Total distributions                $          --            --          --         --      0.09    1.06    0.28          --
 Net asset value, end of period     $       11.87         16.33       20.17      16.74     13.43   17.39   17.20       11.85
 TOTAL RETURN(2):                   %      -27.31        -19.04       20.49      24.65    -22.23    8.06   24.79      -27.79
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $      67,247       $59,541      75,311     53,483    47,180  71,014  38,688      14,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                %        2.32          2.23        2.19       2.13      2.27    2.26    2.25        2.99
 Gross expenses prior to expense
 reimbursement(3)                   %        2.33          2.38        2.34       2.66      2.56    2.48    3.08        3.00
 Net investment income (loss)
 after expense
 reimbursement(3)(4)                %       -0.16         -1.31       -1.15      -1.30     -0.25    0.55   -1.14       -0.72
 Portfolio turnover rate            %          74            94         211         67       213     243     176          74

                                                             CLASS B
                                   -----------------------------------------------------------
                                      FOUR                   THREE
                                     MONTHS        YEAR      MONTHS
                                      ENDED       ENDED      ENDED      YEAR ENDED MARCH 31,
                                   OCTOBER 31,   JUNE 30,   JUNE 30,   -----------------------
                                   2000(5)(6)      2000     1999(1)     1999    1998   1997(1)
---------------------------------  -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               20.30        16.98      13.64     17.64   17.29   14.02
 Income from investment
 operations:
 Net investment income (loss)         -0.23        -0.35      -0.07     -0.22   -0.07   -0.11
 Net realized and unrealized gain
 (loss) on investments (net of
 Indian tax)                          -3.66         3.67       3.41     -3.70    1.26    3.47
 Total from investment operations     -3.89         3.32       3.34     -3.92    1.19    3.36
 Less distributions from:
 Net investment income                   --           --         --        --      --      --
 Net realized gains on
 investments                             --           --         --      0.08    0.84    0.09
 Total distributions                     --           --         --      0.08    0.84    0.09
 Net asset value, end of period       16.41        20.30      16.98     13.64   17.64   17.29
 TOTAL RETURN(2):                    -19.16        19.55      24.49    -22.23    7.47   24.00
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                             22,707       30,322     26,342    22,338  38,796  24,558
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                   2.98         2.84       2.75      2.91    2.91    2.90
 Gross expenses prior to expense
 reimbursement(3)                      3.12         2.99       3.28      3.20    3.06    3.66
 Net investment income (loss)
 after expense
 reimbursement(3)(4)                  -1.01        -1.80      -1.92     -0.80   -0.20   -1.77
 Portfolio turnover rate                 94          211         67       213     243     176



                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                         FOUR                   THREE
                                                           YEAR         MONTHS        YEAR      MONTHS
                                                           ENDED         ENDED       ENDED      ENDED      YEAR ENDED MARCH 31,
                                                        OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -----------------------
                                                           2001       2000(5)(6)      2000     1999(1)     1999    1998   1997(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      15.81         19.56        16.35      13.14     16.98   16.81   13.71
 Income from investment operations:
 Net investment loss                                $      -0.12         -0.22        -0.32      -0.07     -0.27   -0.12   -0.10
 Net realized and unrealized gain (loss) on
 investments (net of Indian tax)                    $      -4.28         -3.53         3.53       3.28     -3.49    1.26    3.37
 Total from investment operations                   $      -4.40         -3.75         3.21       3.21     -3.76    1.14    3.27
 Less distributions from:
 Net investment income                              $         --            --           --         --        --      --      --
 Net realized gains on investments                  $         --            --           --         --      0.08    0.97    0.17
 Total distributions                                $         --            --           --         --      0.08    0.97    0.17
 Net asset value, end of period                     $      11.41         15.81        19.56      16.35     13.14   16.98   16.81
 TOTAL RETURN(2):                                   %     -27.83        -19.17        19.63      24.43    -22.21    7.47   23.94
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $     12,746        22,456       29,610     24,230    19,246  36,986  29,376
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)     %       2.99          2.98         2.84       2.75      2.90    2.91    2.90
 Gross expenses prior to expense reimbursement(3)   %       3.00          3.09         2.99       3.28      3.19    3.09    3.12
 Net investment loss after expense
 reimbursement(3)(4)                                %      -0.73         -0.95        -1.80      -1.92     -0.77   -0.26   -1.75
 Portfolio turnover rate                            %         74            94          211         67       213     243     176


--------------------------------------------------------------------------------


(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.



(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.



(6) The Fund changed its fiscal year-end from June 30 to October 31.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Emerging Countries Fund       49

ING EUROPEAN EQUITY FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2001, the financial information was audited by other independent auditors.


                                                 CLASS A                         CLASS B                        CLASS C
                                                YEAR ENDED                     YEAR ENDED                     YEAR ENDED
                                               OCTOBER 31,                     OCTOBER 31,                    OCTOBER 31,
                                       ----------------------------    ---------------------------    ---------------------------
                                       2001(5)     2000     1999(1)    2001(5)    2000     1999(1)    2001(5)    2000     1999(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
 period                          $      10.95      10.95     10.00      10.83     10.89     10.00      10.77     10.89     10.00
 Income from investment
 operations(4):
 Net investment income (loss)    $       0.00(6)   -0.01      0.04      -0.08     -0.08      0.00(6)   -0.05     -0.06     -0.01
 Net realized and unrealized
 gains on investments            $      -2.76       0.34      0.91      -2.70     0.33       0.89      -2.72     0.27       0.90
 Total from investment
 operations                      $      -2.76       0.33      0.95      -2.78     0.25       0.89      -2.77     0.21       0.89
 Less distributions from:
 Net investment income           $         --       0.05        --         --     0.03         --         --     0.05         --
 Net realized gains on
 investments                     $       0.49       0.28        --       0.49     0.28         --       0.49     0.28         --
 Total distributions             $       0.49       0.33        --       0.49     0.31         --       0.49     0.33         --
 Net asset value, end of
 period                          $       7.70      10.95     10.95       7.56     10.83     10.89       7.51     10.77     10.89
 TOTAL RETURN(2):                %     -26.38       2.93      9.50     -26.88     2.14       8.90     -26.94     1.76       8.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (thousands)                     $     19,056     31,985    28,746      1,168     1,117       849         87      188         62
 Ratio to average net assets
 Net expenses after expense
 reimbursement(3)(4)             %       1.74       1.63      1.61       2.46     2.28       2.27       2.48     2.28       2.26
 Gross expenses prior to
 expense reimbursement(3)        %       3.07       2.83      3.06       3.75     3.08       3.35       3.74     3.08       3.34
 Net investment income (loss)
 after expense
 reimbursement(3)(4)             %       0.03      -0.09      0.48      -0.66     -0.75     -0.08      -0.74     -0.68     -0.15
 Portfolio Turnover rate         %         79         61        63         79       61         63         79       61         63


--------------------------------------------------------------------------------

(1) Classes A, B & C commenced operations on December 15, 1998.

(2) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.


(3) Annualized for periods less than a year.



(4)The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.



(5)Effective April 30, 2001, ING Pilgrim Investments LLC became the Investment Manager of the Fund.



(6) Amount represents less than $0.01.


 50      ING European Equity Fund

FINANCIAL HIGHLIGHTS                          ING INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                CLASS A
                                                 ---------------------------------------------------------------------
                                                                  FOUR                   THREE
                                                    YEAR         MONTHS        YEAR      MONTHS        YEAR ENDED
                                                    ENDED         ENDED       ENDED      ENDED          MARCH 31,
                                                 OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -------------------
                                                    2001       2000(6)(7)      2000     1999(2)      1999       1998
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       20.92         23.84       18.92      17.71      17.01      12.73
 Income from investment operations:
 Net investment income (loss)                $       -0.13         -0.03       -0.17       0.04      -0.01      -0.02
 Net realized and unrealized gain (loss)
 on investments                              $       -5.07         -2.89        6.25       1.17       1.02       4.56
 Total from investment operations            $       -5.20         -2.92        6.08       1.21       1.01       4.54
 Less distributions from:
 Net investment income                       $        0.41            --          --         --       0.18         --
 Net realized gains on investments           $        1.04            --        1.16         --       0.13       0.26
 Total distributions                         $        1.45            --        1.16         --       0.31       0.26
 Net asset value, end of period              $       14.27         20.92       23.84      18.92      17.71      17.01
 TOTAL RETURN(3):                            %      -26.56        -12.25       32.83       6.83       5.90      36.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       8,707        23,588      23,003     12,409     21,627     12,664
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %        1.94          1.76        1.85       1.77       1.89       1.96
 Gross expenses prior to expense
 reimbursement(4)                            %        2.20          1.90        2.16       1.86       2.13       3.02
 Net investment income (loss) after
 expense reimbursement(4)(5)                 %       -0.59         -0.48       -0.83       0.50      -0.51      -0.45
 Portfolio turnover rate                     %         198            73         200         67        214        274

                                              CLASS A
                                            ------------

                                            FEBRUARY 28,
                                             1997(1) TO
                                             MARCH 31,
                                                1997
------------------------------------------  ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            12.50
 Income from investment operations:
 Net investment income (loss)                       --
 Net realized and unrealized gain (loss)
 on investments                                   0.23
 Total from investment operations                 0.23
 Less distributions from:
 Net investment income                              --
 Net realized gains on investments                  --
 Total distributions                                --
 Net asset value, end of period                  12.73
 TOTAL RETURN(3):                                 1.76
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   2
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                              1.95
 Gross expenses prior to expense
 reimbursement(4)                             4,579.78
 Net investment income (loss) after
 expense reimbursement(4)(5)                        --
 Portfolio turnover rate                            76

                                                                                  CLASS B
                                            ------------------------------------------------------------------------------------
                                                             FOUR                   THREE
                                               YEAR         MONTHS        YEAR      MONTHS        YEAR ENDED        FEBRUARY 28,
                                               ENDED         ENDED       ENDED      ENDED          MARCH 31,         1997(1) TO
                                            OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -------------------    MARCH 31,
                                               2001       2000(6)(7)      2000     1999(2)      1999       1998         1997
------------------------------------------  ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           20.88         23.83       19.08      17.89      17.10     12.68          12.50
 Income from investment operations:
 Net investment income (loss)                   -0.27         -0.09       -0.30         --      -0.16     -0.11             --
 Net realized and unrealized gain (loss)
 on investments                                 -5.05         -2.86        6.21       1.19       1.05      4.66           0.18
 Total from investment operations               -5.32         -2.95        5.91       1.19       0.89      4.55           0.18
 Less distributions from:
 Net investment income                           0.32            --          --         --       0.03        --             --
 Net realized gains on investments               1.04            --        1.16         --       0.07      0.13             --
 Total distributions                             1.36            --        1.16         --       0.10      0.13             --
 Net asset value, end of period                 14.20         20.88       23.83      19.08      17.89     17.10          12.68
 TOTAL RETURN(3):                              -27.14        -12.38       31.62       6.65       5.24     35.31           1.44
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             11,620        19,116      21,543     12,034     11,033     7,942              1
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                             2.62          2.41        2.50       2.36       2.53      2.61           2.59
 Gross expenses prior to expense
 reimbursement(4)                                2.88          2.56        2.81       2.45       2.77      3.04      16,000.25
 Net investment income (loss) after
 expense reimbursement(4)(5)                    -1.27         -1.16       -1.48      -0.09      -1.13     -1.32             --
 Portfolio turnover rate                          198            73         200         67        214       274             76



                                                                                   CLASS C
                                             ------------------------------------------------------------------------------------
                                                              FOUR                   THREE
                                                YEAR         MONTHS        YEAR      MONTHS        YEAR ENDED        FEBRUARY 28,
                                                ENDED         ENDED       ENDED      ENDED          MARCH 31,         1997(1) TO
                                             OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -------------------    MARCH 31,
                                                2001       2000(6)(7)      2000     1999(2)      1999       1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       20.96         23.93       19.14      17.94      17.16     12.68        12.50
 Income from investment operations:
 Net investment loss                     $       -0.28         -0.08       -0.27         --      -0.05     -0.07           --
 Net realized and unrealized gain
 (loss) on investments                   $       -5.06         -2.89        6.22       1.20       0.94      4.55         0.18
 Total from investment operations        $       -5.34         -2.97        5.95       1.20       0.89      4.48         0.18
 Less distributions from:
 Net investment income                   $        0.33            --          --         --       0.11        --           --
 Net realized gains on investments       $        1.05            --        1.16         --         --        --           --
 Total distributions                     $        1.38            --        1.16         --       0.11        --           --
 Net asset value, end of period          $       14.24         20.96       23.93      19.14      17.94     17.16        12.68
 TOTAL RETURN(3):                        %      -27.15        -12.41       31.73       6.69       5.22     35.25         1.44
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      13,213        25,501      26,734     11,936     10,400     3,517           43
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %        2.61          2.41        2.50       2.36       2.55      2.61         2.41
 Gross expenses prior to expense
 reimbursement(4)                        %        2.87          2.56        2.81       2.45       2.79      5.10        25.55
 Net investment income (loss) after
 expense reimbursement(4)(5)             %       -1.20         -1.16       -1.48      -0.09      -1.19     -1.27        -0.07
 Portfolio turnover rate                 %         198            73         200         67        214       274           76


--------------------------------------------------------------------------------

(1) Classes A, B and C commenced operations on February 28, 1997.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, Inc. within three years.

(6) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.

(7) The Fund changed its fiscal year-end from June 30 to October 31.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING International Core Growth Fund       51

ING INTERNATIONAL FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the ten months ended October 31, 2000, the information in the table below, has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.


                                                                                              CLASS A
                                                                   --------------------------------------------------------------
                                                                                                    YEAR ENDED DECEMBER 31,
                                                                      YEAR       TEN MONTHS    ----------------------------------
                                                                      ENDED         ENDED
                                                                   OCTOBER 31,   OCTOBER 31,
                                                                      2001       2000(4)(6)     1999     1998     1997    1996(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      11.22         13.45       11.61    10.10    10.86    10.60
 Income from investment operations:
 Net investment income (loss)                                  $      -0.05          0.19       -0.01     0.17     0.07    -0.02
 Net realized and unrealized gain (loss) on investments        $      -2.14         -1.48        5.46     1.74     0.10     1.45
 Total from investment operations                              $      -2.19         -1.29        5.45     1.91     0.17     1.43
 Less distributions from:
 Net investment income                                         $         --          0.86        0.03     0.06     0.13     0.20
 In excess of net investment income                            $         --            --          --       --       --       --
 Net realized gains on investments                             $       0.94          0.08        3.58     0.34     0.80     0.97
 Total distributions                                           $       0.94          0.94        3.61     0.40     0.93     1.17
 Net asset value, end of period                                $       8.09         11.22       13.45    11.61    10.10    10.86
 TOTAL RETURN(2):                                              %     -21.38        -10.22       47.85    19.02     1.61    13.57
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     37,489        30,653      25,304   24,000   19,949   18,891
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %       2.51          2.23        1.98     1.75     1.75     2.45
 Gross expenses prior to expense reimbursement(3)              %       2.51          2.23        1.98     2.25     2.15     2.45
 Net investment income (loss) after expense
 reimbursement(3)(5)                                           %      -0.74         -0.23       -0.21     0.35     0.53    -0.39
 Portfolio turnover rate                                       %        169           113         144      144      123      114


--------------------------------------------------------------------------------


                                                                           CLASS B                           CLASS C
                                                                ------------------------------   --------------------------------
                                                                      YEAR         AUGUST 22,          YEAR         SEPTEMBER 15,
                                                                     ENDED         2000(1) TO         ENDED          2000(1) TO
                                                                  OCTOBER 31,      OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                                                                      2001         2000(4)(6)          2001          2000(4)(6)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $         11.19           12.28            11.21            11.67
 Income from investment operations:
 Net investment income (loss)                               $         -0.62           -0.05            -0.62            -0.04
 Net realized and unrealized gain (loss) on investments     $         -1.60           -1.04            -1.63            -0.42
 Total from investment operations                           $         -2.22           -1.09            -2.25            -0.46
 Less distributions from:
 Net investment income                                      $            --              --               --               --
 In excess of net investment income                         $            --              --               --               --
 Net realized gains on investments                          $          0.94              --             0.94               --
 Total distributions                                        $          0.94              --             0.94               --
 Net asset value, end of period                             $          8.03           11.19             8.02            11.21
 TOTAL RETURN(2):                                           %        -21.74           -8.88           -21.98            -3.94
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $         1,961              80            1,514               85
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %          3.32            2.76             3.31             2.96
 Gross expenses prior to expense reimbursement(3)           %          3.32            2.76             3.31             2.96
 Net investment income (loss) after expense
 reimbursement(3)(5)                                        %         -1.40           -7.02            -1.46            -3.97
 Portfolio turnover rate                                    %           169             113              169              113


--------------------------------------------------------------------------------


(1) Class B commenced operations on August 22, 2000 and Class C commenced operations on September 15, 2000.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year-end from December 31 to October 31.

(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.

(6) Effective July 26, 2000 ING Investments, LLC became the Investment Manager of the Fund.

 52      ING International Fund

FINANCIAL HIGHLIGHTS                      ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                       CLASS A
                                                                   -----------------------------------------------
                                                                                    FOUR                   THREE
                                                                      YEAR         MONTHS        YEAR      MONTHS
                                                                      ENDED         ENDED       ENDED      ENDED
                                                                   OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,
                                                                      2001         2000(1)       2000     1999(2)
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       36.08         40.94        23.80     21.03
 Income from investment operations:
 Net investment income (loss)                                  $       -0.11         -0.10        -0.18     -0.03
 Net realized and unrealized gain (loss) on investments        $      -11.39         -4.76        19.38      2.80
 Total from investment operations                              $      -11.50         -4.86        19.20      2.77
 Less distributions from:
 Net investment income                                         $        0.24            --           --        --
 Net realized gains on investments                             $        2.49            --         2.06        --
 Total distributions                                           $        2.73            --         2.06        --
 Net asset value, end of period                                $       21.85         36.08        40.94     23.80
 TOTAL RETURN(3):                                              %      -34.30        -11.90        82.89     13.17
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     153,804       273,393      278,480    37,490
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)   %        1.83          1.67         1.67      1.84
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                               %        1.83          1.67         1.67      1.86
 Net investment income (loss) after expense reimbursement
 (recoupment)(4)(5)                                            %       -0.33         -0.80        -0.76     -0.69
 Portfolio turnover rate                                       %         143            56          164        44

                                                                         CLASS A
                                                              ------------------------------

                                                                   YEAR ENDED MARCH 31,
                                                              ------------------------------
                                                                1999       1998     1997(1)
------------------------------------------------------------  ------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           19.29      14.92     13.15
 Income from investment operations:
 Net investment income (loss)                                    0.02      -0.15      0.04
 Net realized and unrealized gain (loss) on investments          3.21       5.36      1.88
 Total from investment operations                                3.23       5.21      1.92
 Less distributions from:
 Net investment income                                             --         --      0.01
 Net realized gains on investments                               1.49       0.84      0.14
 Total distributions                                             1.49       0.84      0.15
 Net asset value, end of period                                 21.03      19.29     14.92
 TOTAL RETURN(3):                                               17.26      36.31     14.67
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             25,336     11,183     5,569
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)     1.94       1.96      1.95
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                                 2.08       2.75      3.76
 Net investment income (loss) after expense reimbursement
 (recoupment)(4)(5)                                             -0.82      -1.56     -1.05
 Portfolio turnover rate                                          146        198       206

                                                                                  CLASS B
                                                              -----------------------------------------------
                                                                               FOUR                   THREE
                                                                 YEAR         MONTHS        YEAR      MONTHS
                                                                 ENDED         ENDED       ENDED      ENDED
                                                              OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,
                                                                 2001          2000         2000     1999(2)
------------------------------------------------------------  -----------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                             38.05         43.27        25.33     22.43
 Income from investment operations:
 Net investment income (loss)                                     -0.32         -0.20        -0.37     -0.07
 Net realized and unrealized gain (loss) on investments          -11.98         -5.02        20.50      2.97
 Total from investment operations                                -12.30         -5.22        20.13      2.90
 Less distributions from:
 Net investment income                                             0.07            --           --        --
 Net realized gains on investments                                 2.62            --         2.19        --
 Total distributions                                               2.69            --         2.19        --
 Net asset value, end of period                                   23.06         38.05        43.27     25.33
 TOTAL RETURN(3):                                                -34.59        -12.05        81.63     12.93
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               74,541       126,861      132,028    19,331
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)       2.48          2.32         2.32      2.49
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                                   2.48          2.32         2.32      2.51
 Net investment income (loss) after expense reimbursement
 (recoupment)(4)(5)                                               -0.98         -1.46        -1.41     -1.34
 Portfolio turnover rate                                            143            56          164        44

                                                                         CLASS B
                                                              ------------------------------

                                                                   YEAR ENDED MARCH 31,
                                                              ------------------------------
                                                                1999       1998     1997(1)
------------------------------------------------------------  ------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           20.16      15.89     13.96
 Income from investment operations:
 Net investment income (loss)                                   -0.20      -0.15     -0.15
 Net realized and unrealized gain (loss) on investments          3.46       5.56      2.09
 Total from investment operations                                3.26       5.41      1.94
 Less distributions from:
 Net investment income                                             --         --      0.01
 Net realized gains on investments                               0.99       1.14        --
 Total distributions                                             0.99       1.14      0.01
 Net asset value, end of period                                 22.43      20.16     15.89
 TOTAL RETURN(3):                                               16.55      35.73     13.96
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             16,158     12,033     5,080
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)     2.59       2.61      2.60
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                                 2.73       2.98      4.89
 Net investment income (loss) after expense reimbursement
 (recoupment)(4)(5)                                             -1.45      -2.20     -1.66
 Portfolio turnover rate                                          146        198       206



                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                                  FOUR                   THREE
                                                    YEAR         MONTHS        YEAR      MONTHS
                                                    ENDED         ENDED       ENDED      ENDED          YEAR ENDED MARCH 31,
                                                 OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   ------------------------------
                                                    2001         2000(2)       2000     1999(3)      1999       1998     1997(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       34.93         39.71        23.34     20.60      18.53     14.87      13.05
 Income from investment operations:
 Net investment income (loss)                $       -0.38         -0.18        -0.31     -0.06      -0.10     -0.11      -0.16
 Net realized and unrealized gain (loss)
 on investments                              $      -10.91         -4.60        18.69      2.80       3.09      5.09       1.98
 Total from investment operations            $      -11.29         -4.78        18.38      2.74       2.99      4.98       1.82
 Less distributions from:
 Net investment income                       $        0.09            --           --        --         --        --         --
 Net realized gains on investments           $        2.41            --         2.01        --       0.92      1.32         --
 Total distributions                         $        2.50            --         2.01        --       0.92      1.32         --
 Net asset value, end of period              $       21.14         34.93        39.71     23.34      20.60     18.53      14.87
 TOTAL RETURN(3):                            %      -34.62        -12.04        80.89     13.31      16.55     35.63      13.98
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      69,320       136,830      144,068    18,354     13,226     8,014      3,592
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                          %        2.48          2.32         2.32      2.49       2.59      2.61       2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)               %        2.48          2.32         2.32      2.51       2.73      3.38       3.95
 Net investment income (loss) after
 expense reimbursement(recoupment)(4)(5)     %       -0.98         -1.46        -1.41     -1.34      -1.45     -2.18      -1.67
 Portfolio turnover rate                     %         143            56          164        44        146       198        206


--------------------------------------------------------------------------------


(1) The Fund changed its fiscal year-end from June 30 to October 31.



(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       53

ING PRECIOUS METALS FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.


                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                               YEAR       TEN MONTHS
                                                               ENDED         ENDED               YEAR ENDED DECEMBER 31,
                                                            OCTOBER 31,   OCTOBER 31,   -----------------------------------------
                                                               2001       2000(3)(4)      1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $        2.27          3.29         3.03       3.24       5.97       6.24
 Income from investment operations:
 Net investment income (loss)                          $        0.02          0.01        -0.01         --         --       0.02
 Net realized and unrealized gain (loss) on
 investments                                           $        0.76         -1.03         0.27      -0.21      -2.52       0.50
 Total from investment operations                      $        0.78         -1.02         0.26      -0.21      -2.52       0.52
 Less distributions from:
 Net investment income                                 $        0.00(5)         --           --         --       0.21       0.79
 Total distributions                                   $        0.00(5)         --           --         --       0.21       0.79
 Net asset value, end of period                        $        3.05          2.27         3.29       3.03       3.24       5.97
 TOTAL RETURN(1):                                      %       34.56        -30.98         8.58      -6.39     -42.98       7.84
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $      60,563        40,130       72,516     50,841     53,707    109,287
 Ratios to average net assets:
 Expenses(2)                                           %        1.96          2.18         1.94       1.74       1.65       1.60
 Net investment income (loss)(2)                       %        0.67          0.28        -0.02       0.08       0.17      -0.32
 Portfolio turnover rate                               %          83            27           79         29         38         31


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year-end from December 31 to October 31.

(4) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.


(5)Amount represents less than $0.01 per share.


 54      ING Precious Metals Fund

FINANCIAL HIGHLIGHTS                                             ING RUSSIA FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.


                                                                                     CLASS A
                                                            ----------------------------------------------------------
                                                               YEAR       TEN MONTHS
                                                               ENDED         ENDED               YEAR ENDED DECEMBER 31,
                                                            OCTOBER 31,   OCTOBER 31,   -----------------------------------------
                                                               2001       2000(4)(6)      1999       1998       1997     1996(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $        7.15          6.74         2.64      17.50      11.24      12.12
 Income from investment operations:
 Net investment income (loss)                          $       -0.04         -0.07         0.18       0.15      -0.01      -0.05
 Net realized and unrealized gain (loss) on
 investments                                           $        0.93          0.48         3.99     -14.70       7.57      -0.51
 Total from investment operations                      $        0.89          0.41         4.17     -14.55       7.56      -0.56
 Less distributions from:
 Net investment income                                 $          --            --         0.07       0.07         --         --
 Net realized gains on investments                     $          --            --           --       0.24       1.30       0.32
 Total distributions                                   $                        --         0.07       0.31       1.30       0.32
 Net asset value, end of period                        $        8.04          7.15         6.74       2.64      17.50      11.24
 TOTAL RETURN(2):                                      %       12.45          6.08       159.76     -82.99      67.50      -9.01
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $      49,019        53,637       59,011     19,147    137,873     13,846
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and
 expense reimbursement(3)(5)                           %        2.23          1.40         2.23       1.84       1.85       2.65
 Gross expenses prior to redemption fee proceeds and
 expense reimbursement(3)                              %        2.77          2.85         3.32       2.64       2.89       5.07
 Net investment income (loss) after redemption fee
 proceeds and expense reimbursement(3)(5)              %       -0.56         -0.90         4.39       1.36      -0.11      -1.27
 Portfolio turnover rate                               %          28            52           91         66         67        116


--------------------------------------------------------------------------------


(1)The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Fund changed its fiscal year-end from December 31 to October 31.



(5) The Investment Manager has agreed to limit expenses excluding, interest, taxes, brokerage and extraordinary expenses.



(6) Effective July 26, 2000 ING Investments, LLC became the Investment Manager of the Fund.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Russia Fund       55

ING GLOBAL COMMUNICATIONS FUND                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended October 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP independent accountants. For all periods prior to October 31, 2001 the financial information was audited by other independent auditors.

                                                                        CLASS A                              CLASS B
                                                            -------------------------------      -------------------------------
                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31,      OCTOBER 31,(1)      OCTOBER 31,      OCTOBER 31,(1)
                                                              2001(5)             2000             2001(5)             2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $       7.30              10.00              7.27              10.00
 Income from investment operations:
 Net investment loss                                    $      -0.07              -0.06             -0.09              -0.09
 Net realized and unrealized loss on investments        $      -5.49              -2.64             -5.46              -2.64
 Total from investment operations                       $      -5.56              -2.70             -5.55              -2.73
 Net asset value, end of period                         $       1.74               7.30              1.72               7.27
 TOTAL RETURN(2)                                        %     -76.16             -27.00            -76.34             -27.30
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                  $      8,107             55,459             6,145             31,035
 Ratio to average net assets
 Net expenses after expense reimbursement(3)(4)         %       1.59               1.37              2.30               2.01
 Gross expenses prior to expense reimbursement(3)       %       2.24               2.56              2.98               2.81
 Net investment loss after expense
 reimbursement(3)(4)                                    %      -1.45              -1.02             -2.16              -1.67
 Portfolio turnover rate                                %        118                 60               118                 60

                                                                   CLASS C
                                                       -------------------------------
                                                       YEAR ENDED         YEAR ENDED
                                                       OCTOBER 31,      OCTOBER 31,(1)
                                                         2001(5)             2000
-----------------------------------------------------  -------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      7.28              10.00
 Income from investment operations:
 Net investment loss                                      -0.09              -0.09
 Net realized and unrealized loss on investments          -5.47              -2.63
 Total from investment operations                         -5.56              -2.72
 Net asset value, end of period                            1.72               7.28
 TOTAL RETURN(2)                                         -76.37             -27.20
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                    1,419              7,603
 Ratio to average net assets
 Net expenses after expense reimbursement(3)(4)            2.30               2.01
 Gross expenses prior to expense reimbursement(3)          2.99               2.81
 Net investment loss after expense
 reimbursement(3)(4)                                      -2.16              -1.68
 Portfolio turnover rate                                    118                 60


--------------------------------------------------------------------------------

(1) The Fund commenced operations on March 1, 2000.


(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than a year.



(4)The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.



(5)Effective April 30, 2001, ING Investments, LLC became the Investment Manager of the Fund.


 56      ING Global Communications Fund

FINANCIAL HIGHLIGHTS                                  ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2001, the financial information was audited by other independent auditors.


                                                  CLASS A(1)                     CLASS B(1)                    CLASS C(1)
                                            YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,        YEAR ENDED OCTOBER 31,
                                         ----------------------------    --------------------------    --------------------------
                                         2001(5)     2000       1999     2001(5)     2000     1999     2001(5)     2000     1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value beginning of
 period                            $       26.62      17.38     10.00      26.33     17.28    10.00      26.32     17.28    10.00
 Income from investment
 operations:(4)
 Net investment loss               $       -0.18      -0.33     -0.13      -0.27     -0.41    -0.08      -0.26     -0.42    -0.05
 Net realized and unrealized
 gain (loss) on investments(5)     $      -13.05      10.41      7.51     -12.81     10.30     7.36     -12.83     10.30     7.33
 Total from investment
 operations                        $      -13.23      10.08      7.38     -13.08      9.89     7.28     -13.09      9.88     7.28
 Less distributions from:
 Net realized gain on
 investments                       $        7.62       0.84        --       7.62      0.84       --       7.62      0.84       --
 Distributions paid from capital
 gain                              $        7.62       0.84        --       7.62      0.84       --       7.62      0.84       --
 Net asset value, end of period    $        5.77      26.62     17.38       5.63     26.33    17.28       5.61     26.32    17.28
 TOTAL RETURN(2)                   %      -67.57      58.61     73.80     -67.81     57.82    72.80     -67.90     57.77    72.80
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
 (thousands)                       $      25,359    108,763    54,798     11,726    37,915    5,964      4,376    18,486    2,102
 Ratio to average net assets
 Net expenses after expense
 reimbursement(3)(4)               %        1.83       1.53      1.57       2.54      2.17     2.25       2.54      2.17     2.24
 Gross expenses prior to expense
 reimbursement(3)                  %        2.47       2.65      2.95       3.16      2.89     3.22       3.16      2.89     3.20
 Net investment loss after
 expense reimbursement(3)(4)       %       -1.66      -1.30     -1.29      -2.44     -1.94    -2.04      -2.33     -1.94    -2.05
 Portfolio Turnover rate           %         126         77        57        126        77       57        126        77       57


--------------------------------------------------------------------------------

(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.


(3) Annualized for periods of less than one year.



(4)The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.



(5)Effective April 30, 2001, ING Investments, LLC became the Investment Manager of the Fund.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                             ING Global Technology Fund       57

ING WORLDWIDE GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended October 31, 2001 and for the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                 CLASS A
                                                             -----------------------------------------------
                                                                              FOUR                   THREE
                                                                YEAR         MONTHS        YEAR      MONTHS
                                                                ENDED         ENDED       ENDED      ENDED
                                                             OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,
                                                                2001       2000(5)(6)      2000     1999(2)
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $        26.36         29.98       23.58      21.39
 Income from investment operations:
 Net investment income (loss)                           $        -0.11         -0.07       -0.15         --
 Net realized and unrealized gain (loss) on
 investments                                            $        -9.73         -3.55        9.62       2.19
 Total from investment operations                       $        -9.84         -3.62        9.47       2.19
 Less distributions from:
 Net investment income                                  $           --            --          --         --
 Net realized gains on investments                      $         0.77            --        3.07         --
 Tax return of capital                                  $         0.30            --          --         --
 Total distributions                                    $         1.07            --        3.07         --
 Net asset value, end of period                         $        15.45         26.36       29.98      23.58
 TOTAL RETURN(2):                                       %       -38.80        -12.07       42.43      10.24
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      134,152       246,590     235,341     66,245
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                        %         1.85          1.61        1.67       1.75
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                           %         1.95          1.61        1.67       1.75
 Net investment income (loss) after expense
 reimbursement(recoupment)(3)(4)                        %        -0.65         -0.71       -0.79      -0.03
 Portfolio turnover                                     %          302            71         169         57

                                                               CLASS A
                                                       ------------------------

                                                         YEAR ENDED MARCH 31,
                                                       ------------------------
                                                        1999     1998     1997
-----------------------------------------------------  ------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   19.33    16.88    16.57
 Income from investment operations:
 Net investment income (loss)                           -0.02     0.04    -0.16
 Net realized and unrealized gain (loss) on
 investments                                             5.78     5.33     2.20
 Total from investment operations                        5.76     5.37     2.04
 Less distributions from:
 Net investment income                                   0.06       --       --
 Net realized gains on investments                       3.64     2.92     1.73
 Tax return of capital                                     --       --       --
 Total distributions                                     3.70     2.92     1.73
 Net asset value, end of period                         21.39    19.33    16.88
 TOTAL RETURN(2):                                       33.56    34.55    12.51
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     49,134   38,647   24,022
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                         1.86     1.86     1.85
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                            2.02     2.21     2.17
 Net investment income (loss) after expense
 reimbursement(recoupment)(3)(4)                        -0.62    -0.69    -0.93
 Portfolio turnover                                       247      202      182

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                        FOUR                   THREE
                                                          YEAR         MONTHS        YEAR      MONTHS
                                                          ENDED         ENDED       ENDED      ENDED       YEAR ENDED MARCH 31,
                                                       OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   ------------------------
                                                          2001       2000(5)(6)      2000     1999(2)     1999     1998     1997
-----------------------------------------------------  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      29.52         33.66       26.64      24.21     20.10    16.02    14.34
 Income from investment operations:
 Net investment income (loss)                              -0.31         -0.15       -0.28      -0.03     -0.08    -0.17    -0.14
 Net realized and unrealized gain (loss) on
 investments                                              -10.82         -3.99       10.76       2.46      6.25     5.44     1.82
 Total from investment operations                         -11.13         -4.14       10.48       2.43      6.17     5.27     1.68
 Less distributions from:
 Net investment income                                        --            --          --         --      0.01       --       --
 Net realized gains on investments                          0.86            --        3.46         --      2.05     1.19       --
 Tax return of capital                                      0.34            --          --         --        --       --       --
 Total distributions                                        1.20            --        3.46         --      2.06     1.19       --
 Net asset value, end of period                            17.19         29.52       33.66      26.64     24.21    20.10    16.02
 TOTAL RETURN(2):                                         -39.19        -12.27       41.54      10.04     32.74    34.03    11.72
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        71.943       126,756     130,988     27,938    18,556   10,083    5,942
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                            2.51          2.26        2.32       2.40      2.51     2.51     2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                               2.61          2.26        2.32       2.40      2.67     2.70     4.81
 Net investment income (loss) after expense
 reimbursement(recoupment)(3)(4)                           -1.31         -1.37       -1.44      -0.68     -1.31    -1.37    -1.62
 Portfolio turnover                                          302            71         169         57       247      202      182



                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                        FOUR                   THREE
                                                          YEAR         MONTHS        YEAR      MONTHS
                                                          ENDED         ENDED       ENDED      ENDED       YEAR ENDED MARCH 31,
                                                       OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   ------------------------
                                                          2001       2000(6)(7)      2000     1999(2)     1999     1998     1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        26.26         29.92       23.69      21.52     19.05    16.92    16.76
 Income from investment operations:
 Net investment loss                              $        -0.40         -0.13       -0.33      -0.04     -0.20    -0.19    -0.28
 Net realized and unrealized gain (loss) on
 investments                                      $        -9.50         -3.53        9.65       2.21      5.83     5.41     2.23
 Total from investment operations                 $        -9.90         -3.66        9.32       2.17      5.63     5.22     1.95
 Less distributions from:
 Net investment income                            $           --            --          --         --      0.01       --       --
 Net realized gains on investments                $         0.77            --        3.09         --      3.15     3.09     1.79
 Tax return of capital                            $         0.30            --          --         --        --       --       --
 Total distributions                              $         1.07            --        3.09         --      3.16     3.09     1.79
 Net asset value, end of period                   $        15.29         26.26       29.92      23.69     21.52    19.05    16.92
 TOTAL RETURN(2):                                 %       -39.20        -12.23       41.48      10.08     32.73    33.72    11.81
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      102,919       213,843     239,432    111,250    98,470   84,292   70,345
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                  %         2.51          2.26        2.32       2.40      2.51     2.51     2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                     %         2.60          2.26        2.32       2.40      2.67     2.77     2.61
 Net investment loss after expense
 reimbursement(recoupment)(3)(4)                  %        -1.30         -1.37       -1.44      -0.68     -1.28    -1.34    -1.57
 Portfolio turnover                               %          302            71         169         57       247      202      182


--------------------------------------------------------------------------------


(1)Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.



(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.



(6) The Fund changed its fiscal year-end from June 30 to October 31.


 58      ING Worldwide Growth Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.



INTERNATIONAL EQUITY FUNDS


  ING International Growth Fund


  ING International Value Fund



DOMESTIC EQUITY GROWTH FUNDS


  ING Biotechnology Fund


  ING Growth Fund


  ING Growth + Value Fund


  ING Growth Opportunities Fund


  ING Internet Fund


  ING LargeCap Growth Fund


  ING MidCap Opportunities Fund


  ING MidCap Growth Fund


  ING SmallCap Opportunities Fund


  ING SmallCap Growth Fund


  ING Small Company Fund


  ING Technology Fund


  ING Research Enhanced Index Fund



DOMESTIC EQUITY INDEX FUNDS


  ING Index Plus Large Cap Fund


  ING Index Plus Mid Cap Fund


  ING Index Plus Small Cap Fund



DOMESTIC EQUITY VALUE FUNDS


  ING Corporate Leaders Trust Fund


  ING Financial Services Fund


  ING Large Company Value Fund


  ING MagnaCap Fund


  ING Tax Efficient Equity Fund


  ING Value Opportunity Fund


  ING SmallCap Value Fund


  ING MidCap Value Fund



DOMESTIC EQUITY GROWTH AND INCOME FUNDS


  ING Equity and Income Fund


  ING Convertible Fund


  ING Balanced Fund


  ING Growth and Income Fund



FIXED INCOME FUNDS


  ING Bond Fund


  ING Classic Money Market Fund


  ING Government Fund


  ING GNMA Income Fund


  ING High Yield Fund


  ING High Yield Opportunity Fund


  ING High Yield Bond Fund


  ING Intermediate Bond Fund


  ING National Tax Exempt Bond Fund


  ING Money Market Fund


  ING Aeltus Money Market Fund


  ING Strategic Income Fund



GENERATION FUNDS


  ING Ascent Fund


  ING Crossroads Fund


  ING Legacy Fund



LOAN PARTICIPATION FUNDS


  ING Senior Income Fund


  ING Prime Rate Trust

       [ING FUNDS LOGO]      INTLABCPROS030102-030102


WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent accountants' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the ING
Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).


Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180


Or visit our website at www.ingfunds.com


This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's
Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's
SEC file number. The file numbers are as follows:


ING Mutual Funds                          811-7428
  ING International Core Growth Fund
  ING International SmallCap Growth Fund
  ING Emerging Countries Fund
  ING Worldwide Growth Fund
ING Russia Fund, Inc.                     811-7587
ING Advisory Funds, Inc.                  811-9040
  ING Asia-Pacific Equity Fund
ING Funds Trust                           811-8895
  ING Global Communications Fund
  ING Global Technology Fund
  ING European Equity Fund
  ING Global Real Estate Fund
ING International Fund, Inc.              811-8172
ING Precious Metals Fund, Inc.            811-2881

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                  MARCH 1, 2002

                            ING ADVISORY FUNDS, INC.
                          ING Asia-Pacific Equity Fund


                                ING MUTUAL FUNDS
                       ING International Core Growth Fund
                            ING Worldwide Growth Fund
                     ING International SmallCap Growth Fund
                           ING Emerging Countries Fund


                               ING MAYFLOWER TRUST
                          ING International Value Fund


                          ING INTERNATIONAL FUND, INC.
                             ING International Fund


                              ING RUSSIA FUND, INC.
                                 ING Russia Fund


                         ING PRECIOUS METALS FUND, INC.
                            ING Precious Metals Fund


                                 ING FUNDS TRUST
                            ING European Equity Fund
                           ING Global Technology Fund
                         ING Global Communications Fund
                           ING Global Real Estate Fund

This Statement of Additional Information ("SAI") relates to each series (each a "Fund" and collectively the "ING Funds") of each Registrant (each a "Company") and each investment company listed above. A Prospectus or Prospectuses (the "Prospectus") for the ING Funds which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' Principal Underwriter, ING Funds Distributor, Inc. at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectus, dated March 1, 2002, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Reports dated October 31, 2001 are incorporated herein by reference. Copies of the ING Funds' Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS




HISTORY OF THE ING FUNDS....................................................2

MANAGEMENT OF THE ING FUNDS.................................................5

INVESTMENT ADVISER FEES....................................................22

EXPENSE LIMITATION AGREEMENTS..............................................30

RULE 12B-1 PLANS...........................................................33

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS....................................39

INVESTMENT RESTRICTIONS....................................................89

PORTFOLIO TRANSACTIONS....................................................102

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................106

DETERMINATION OF SHARE PRICE..............................................113

SHAREHOLDER INFORMATION...................................................115

SHAREHOLDER SERVICES AND PRIVILEGES.......................................115

DISTRIBUTIONS.............................................................118

TAX CONSIDERATIONS........................................................118

CALCULATION OF PERFORMANCE DATA...........................................126

PERFORMANCE COMPARISONS...................................................129

GENERAL INFORMATION.......................................................133

FINANCIAL STATEMENTS......................................................135

                            HISTORY OF THE ING FUNDS

ING ADVISORY FUNDS, INC.

         ING Advisory Funds, Inc. ("Advisory Funds") is a Maryland corporation registered as an open-end, diversified management investment company. Advisory Funds was organized in April 1985. Advisory Funds currently consists of one separately managed, diversified series, ING Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"). On November 16, 1998, the name of Pilgrim Advisory Funds, Inc. was changed from "Pilgrim America Masters Series, Inc.," and the name of Asia-Pacific Equity Fund was changed from "Pilgrim America Masters Asia-Pacific Equity Fund" to "Pilgrim Asia-Pacific Equity Fund." On March 1, 2002, the name of Advisory Funds was changed from "Pilgrim Advisory Funds, Inc." and the name of Asia-Pacific Equity Fund was changed from "Pilgrim Asia-Pacific Equity Fund."

ING FUNDS TRUST

         ING Funds Trust (the "Trust") is a Delaware business trust established under a Trust Instrument dated July 30, 1998 and currently consists of eleven separately managed series, four of which are discussed in this SAI. On February 28, 2001, the name of the Trust was changed from "ING Funds Trust" to "Pilgrim Funds Trust." The names of each of the following Funds were changed as follows:

Old Name                                 New Name
ING Global Information Technology Fund   Pilgrim Global Information Technology Fund
ING Global Communications Fund           Pilgrim Global Communications Fund
ING European Equity Fund                 Pilgrim European Equity Fund
ING Global Real Estate Fund              Pilgrim Global Real Estate Fund

On March 1, 2002, the name of the Trust was changed from "Pilgrim Funds Trust" to "ING Funds Trust" and the names of each of the following funds were changed as follows:

Old Name                                        New Name
Pilgrim Global Information Technology Fund      ING Global Technology Fund
Pilgrim Global Communications Fund              ING Global Communications Fund
Pilgrim European Equity Fund                    ING European Equity Fund
Pilgrim Global Real Estate Fund                 ING Global Real Estate Fund

ING INTERNATIONAL FUND, INC.

         ING International Fund, Inc. ("International Fund") is a corporation organized under the laws of the State of Maryland on November 23, 1993 under the name of Lexington International Fund, Inc. The Fund is an open-end, diversified management investment company, consisting of one diversified series, ING International Fund. The name of the Fund was changed on July 26, 2000 from "Lexington International Fund, Inc." to "Pilgrim International Fund, Inc." On March 1, 2002, the name of International Fund was changed from "Pilgrim International Fund, Inc." to "ING International Fund, Inc." and the name of its sole series was changed to "ING International Fund" from "Pilgrim International Fund."

ING MAYFLOWER TRUST

         ING Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end, diversified management investment company. Mayflower Trust currently consists of three separately managed, diversified series, one of which is discussed in this SAI. Mayflower Trust was organized in 1993. ING International Value Fund ("International Value Fund") commenced operations on March 6, 1995 as the Brandes International Fund, a series of Brandes Investment Trust. It was reorganized on April 21, 1997 as the International Value Fund, a series of Mayflower Trust.

         On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust." On the same date, the name of "Northstar International Value Fund" was changed to "Pilgrim International Value Fund." On March 1, 2002, the name of Mayflower Trust changed from "Pilgrim Mayflower Trust" to "ING Mayflower Trust" and the name of International Value Fund was changed from "Pilgrim International Value Fund" to "ING International Value Fund."

ING MUTUAL FUNDS

         ING Mutual Funds is a Delaware business trust registered as an open-end, diversified management investment company ("Mutual Funds"). Mutual Funds was organized in 1992. Mutual Funds currently consists of 12 separately managed, diversified series, four of which are discussed in this SAI. Prior to a reorganization of the Trust, which became effective on July 24, 1998 (the "Reorganization"), the Trust offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The Reorganization eliminated this two-tiered "master-feeder" structure.

         On March 15, 1999, the name of the Trust was changed from "Nicholas-Applegate Mutual Funds," and the name of each Fund was changed as follows:

Old Name                                                    New Name
Nicholas-Applegate International Core Growth Fund           Pilgrim International Core Growth Fund
Nicholas-Applegate Worldwide Growth Fund                    Pilgrim Worldwide Growth Fund
Nicholas-Applegate International Small Cap Growth Fund      Pilgrim International Small Cap Growth Fund
Nicholas-Applegate Emerging Countries Fund                  Pilgrim Emerging Countries Fund


         On May 24, 1999, the name of the International SmallCap Growth was changed from "Pilgrim International Small Cap Growth Fund" to "Pilgrim International SmallCap Growth Fund."

         On March 1, 2002, the name of the Trust was changed from "Pilgrim Mutual Funds" to "ING Mutual Funds" and the name of each Fund was changed as follows:

Old Name                                                             New Name
Pilgrim International Core Growth Fund                               ING International Core Growth Fund
Pilgrim Worldwide Growth Fund                                        ING Worldwide Growth Fund
Pilgrim International SmallCap Growth Fund                           ING International SmallCap Growth Fund
Pilgrim Emerging Countries Fund                                      ING Emerging Countries Fund



ING PRECIOUS METALS FUND, INC.

         ING Precious Metals Fund, Inc. ("Precious Metals Fund") is a corporation formed under the laws of the State of Maryland on May 11, 1988 under the name of "Lexington Goldfund, Inc." The Fund was originally organized as a Delaware corporation on December 3, 1975. The Fund is a non-diversified, open-end management investment company with one separately managed series, ING Precious Metals

Fund. The name of the Precious Metals Fund was changed on July 26, 2000 from "Lexington Goldfund, Inc." to "Pilgrim Gold Fund, Inc." The Fund's name was changed on March 1, 2001 to "Pilgrim Precious Metals Fund, Inc." On March 1, 2002, the name of Precious Metals Fund was changed from "Pilgrim Precious Metals Fund, Inc." to "ING Precious Metals Fund, Inc." and the name of the Fund's sole series was changed from "Pilgrim Precious Metals Fund" to "ING Precious Metals Fund."

ING RUSSIA FUND, INC.

         ING Russia Fund, Inc. ("Russia Fund") is a corporation organized under the laws of the State of Maryland on November 20, 1995. The Fund is a non-diversified, open-end management investment company, with one separately managed series, ING Russia Fund. The name of the Fund was changed on April 2, 1996 from "Lexington Russia Fund, Inc." to "Lexington Troika Dialog Russia Fund, Inc.," and on July 26, 2000, to "Pilgrim Troika Dialog Russia Fund, Inc." The name of "Pilgrim Troika Dialog Russia Fund, Inc." was changed on March 1, 2001 to "Pilgrim Russia Fund, Inc." On March 1, 2002, the name of Russia Fund was changed from "Pilgrim Russia Fund, Inc." to "ING Russia Fund, Inc." and the name of the Fund's sole series was changed from "Pilgrim Russia Fund" to "ING Russia Fund."

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE FUNDS

         Set forth in the table below is information about each Director/Trustee of the Funds.


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS
INDEPENDENT DIRECTORS/TRUSTEES

PAUL S. DOHERTY                   Director/Trustee  10-29-99 to   President, Doherty, Wallace, Pillsbury and
7337 E. Doubletree Ranch Rd.                        Present       Murphy, P.C., Attorneys (1996-2001).  Mr.
Scottsdale, Arizona 85258                                         Doherty was formerly a Director of
Age:  67                                                          Tombrands, Inc. (1993-1998).

J. MICHAEL EARLEY                 Director/Trustee  2-22-02 to    President and Chief Executive Officer of
Bankers Trust Company, N.A.                         Present       Bankers Trust Company, N.A. (1992 to
665 Locust Street                                                 present).
Des Moines, IA 50304
Age:  56

R. BARBARA GITENSTEIN             Director/Trustee  2-22-02 to    President of the College of New Jersey
College of New Jersey                               Present       (1999 to present); Executive Vice President
P.O. Box 7718                                                     and Provost at Drake University (1992 to
Ewing, NJ 08628                                                   1998).
Age:  53

WALTER H. MAY                     Director/Trustee  10-29-99 to   Retired.  Mr. May was formerly Managing
7337 E. Doubletree Ranch Rd.                        Present       Director and Director of Marketing for
Scottsdale, Arizona 85258                                         Piper Jaffray, Inc., and investment
Age:  65                                                          banking/underwriting firm.



                                     NUMBER OF
                                   PORTFOLIOS IN
     NAME, ADDRESS AND AGE         FUND COMPLEX
                                    OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                     DIRECTOR                 DIRECTOR
INDEPENDENT DIRECTORS/TRUSTEES

PAUL S. DOHERTY                         106         Mr. Doherty is a Trustee of
7337 E. Doubletree Ranch Rd.                        the GCG Trust (February 2002
Scottsdale, Arizona 85258                           to present)
Age:  67

J. MICHAEL EARLEY                       106         Mr. Earley is a Trustee of
Bankers Trust Company, N.A.                         the GCG Trust (1997 to
665 Locust Street                                   present).
Des Moines, IA 50304
Age:  56

R. BARBARA GITENSTEIN                   106         Dr. Gitenstein is a Trustee
College of New Jersey                               of the GCG Trust (1997 to
P.O. Box 7718                                       present).
Ewing, NJ 08628
Age:  53

WALTER H. MAY                           106         Mr. May is a Trustee of the
7337 E. Doubletree Ranch Rd.                        Best Prep Charity (1991 to
Scottsdale, Arizona 85258                           present) and the GCG Trust
Age:  65                                            (February 2002 to present)


(1) Directors/Trustees serve until their successors are duly elected and qualified.


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS
INDEPENDENT DIRECTORS/TRUSTEES

JOCK PATTON                       Director/Trustee  8-28-95 to    Private Investor.  Mr. Patton is Director
7337 E. Doubletree Ranch Rd.                        Present       and Chief Executive Officer of Rainbow
Scottsdale, Arizona 85258                                         Multimedia Group, Inc. (January 1999 to
Age:  56                                                          present) and President and co-owner of
                                                                  StockVal, Inc. (November 1992 to June 1997).






DAVID W.C. PUTNAM                 Director/Trustee  10-29-99 to   President and Director of F.L. Putnam
7337 E. Doubletree Ranch Rd.                        Present       Securities Company, Inc. and its
Scottsdale, Arizona 85258                                         affiliates.  Mr. Putnam is also President,
Age:  62                                                          Secretary and Trustee of The Principled
                                                                  Equity Market Fund.




                                      NUMBER OF
                                    PORTFOLIOS IN
     NAME, ADDRESS AND AGE          FUND COMPLEX
                                     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                      DIRECTOR                 DIRECTOR
INDEPENDENT DIRECTORS/TRUSTEES

JOCK PATTON                              106         Mr. Patton is a Trustee of
7337 E. Doubletree Ranch Rd.                         the GCG Trust (February 2002
Scottsdale, Arizona 85258                            to present).  He is also
Age:  56                                             Director of Hypercom
                                                     Corporation (since January
                                                     1999); JDA Software Group,
                                                     Inc. (since January 1999);
                                                     Buick of Scottsdale, Inc.,
                                                     National Airlines, Inc.; BG
                                                     Associates, Inc.; BK

DAVID W.C. PUTNAM                        106         Mr. Putnam is a Trustee of
7337 E. Doubletree Ranch Rd.                         the GCG Trust (February 2002
Scottsdale, Arizona 85258                            - present).  He is also
Age:  62                                             Director of F.L. Putnam
                                                     Securities Company, Inc.
                                                     (June 1978 to present); F.L.
                                                     Putnam Investment Management
                                                     Company (December 2001 to
                                                     present); Asian American
                                                     Bank and Trust Company (June
                                                     1992 to present); and Notre
                                                     Dame Health Care Center
                                                     (1991 to present).  He is
                                                     also a Trustee of The
                                                     Principled Equity Markets
                                                     Fund (November 1996 to
                                                     present); Progressive
                                                     Capital Accumulation Trust
                                                     (August 1998 to present);
                                                     Anchor International Bond
                                                     Trust (December 2000 to
                                                     present); F.L. Putnam
                                                     Foundation (December 2000 to
                                                     present); Mercy Endowment
                                                     Foundation (1995 to
                                                     present); and an Honorary
                                                     Trustee of Mercy Hospital
                                                     (1973 to present).


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS
INDEPENDENT DIRECTORS/TRUSTEES


BLAINE E. RIEKE                   Director/Trustee  2-26-01 to    General Partner of Huntington Partners, an
7337 E. Doubletree Ranch Rd.                        Present       investment partnership (1997 to present).
Scottsdale, Arizona 85258                                         Mr. Rieke was formerly Chairman and Chief
Age:  68                                                          Executive Officer of Firstar Trust Company
                                                                  (1973 to 1996).  Mr. Rieke was formerly the
                                                                  Chairman of the Board and a Trustee of each
                                                                  of the former ING Funds October 1998 to
                                                                  February 2001.
ROGER B. VINCENT                  Director/Trustee  2-22-02 to    President of Spingwell Corporation, a
Springwell Corporation                              Present       corporate advisory firm (1989 to present).
230 Park Avenue, 26th Floor                                       Mr. Vincent was formerly a director of
New York, NY 10169                                                Tatham Offshore, Inc. (1996 to 2000).
Age: 56

RICHARD A. WEDEMEYER              Director/Trustee  2-26-01 to    Vice President of the Channel Corporation,
7337 E. Doubletree Ranch Rd.                        Present       an importer of specialty alloy aluminum
Scottsdale, Arizona 85258                                         products (1996 to present).  Mr. Wedemeyer
Age:  65                                                          was formerly Vice President of Performance
                                                                  Advantage, Inc. (1992 to 1996), and Vice
                                                                  President, Operations and Administration,
                                                                  of Jim Henson Productions (1979 to 1997).
                                                                  Mr. Wedemeyer was a Trustee of each of the
                                                                  Funds managed by ING Investment Management
                                                                  Co. LLC.
DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
R. GLENN HILLIARD(2)              Director/Trustee  2-26-02 to    Mr. Hilliard is Chairman and CEO of ING
ING Americas                                        Present       Americas and a member of its Americas
5780 Powers Ferry Road, NW                                        Executive Committee (1999 to present). Mr.
Atlanta, GA 30327                                                 Hilliard was formerly Chairman and CEO of
Age:  59                                                          ING North America, encompassing the U.S.,
                                                                  Mexico and Canada regions (1994-1999).  He
                                                                  is founding chairman and Chairman Emeritus
                                                                  of the Foothills Trail Conference and
                                                                  founding chairman and member of the Board
                                                                  of Visitors for the South Carolina
                                                                  Governor's School for the




                                    NUMBER OF
                                  PORTFOLIOS IN
     NAME, ADDRESS AND AGE        FUND COMPLEX
                                   OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                    DIRECTOR                 DIRECTOR
INDEPENDENT DIRECTORS/TRUSTEES


BLAINE E. RIEKE                        106         Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                       Director/Trustee of  the
Scottsdale, Arizona 85258                          Morgan Chase Trust Co.
Age:  68                                           (January 1998 to present)
                                                   and a Trustee of the GCG
                                                   Trust (February 2002 to
                                                   present)

ROGER B. VINCENT                       106         Mr. Vincent is a Trustee of
Springwell Corporation                             the GCG Trust.  He also is a
230 Park Avenue, 26th Floor                        Director of AmeriGas
New York, NY 10169                                 Propane, Inc. (1998 to
Age: 56                                            present).
RICHARD A. WEDEMEYER                   106         Mr. Wedemeyer is a Trustee
7337 E. Doubletree Ranch Rd.                       of the First Choice Funds
Scottsdale, Arizona 85258                          (1997 to 2001); Touchstone
Age:  65                                           Consulting Group (1997 to
                                                   present) and the GCG Trust
                                                   (February 2002 to present)




DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
R. GLENN HILLIARD(2)                   106         Serves as a member of the
ING Americas                                       Board of Directors of the
5780 Powers Ferry Road, NW                         Clemson University
Atlanta, GA 30327                                  Foundation, the Board of
Age:  59                                           Councilors for the Carter
                                                   Center, a trustee of the
                                                   Woodruff Arts Center and
                                                   sits on the Board of
                                                   Directors for the High
                                                   Museum of Art.  Mr. Hilliard


(2) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS


                                                                  Arts.  He is a is also a Trustee of the GCG
                                                                  member of the American and South Carolina
                                                                  Bar Associations, the American Council of
                                                                  Life Insurers (ACLI), the International
                                                                  Insurance Society (IIS), the Organization
                                                                  for International Investment (OFII),
                                                                  graduated from the Young President's
                                                                  Organization to the World's President's
                                                                  Organization and is a member of the
                                                                  International Business Fellows.

THOMAS J. MCINERNEY(3)           Director/Trustee  2-26-01 to     General Manager and Chief Executive Officer
7337 E. Doubletree Ranch Rd.                        Present       of ING U.S. Worksite Financial Services
Scottsdale, Arizona 85258                                         (since December 2000).  Mr. McInerney was
Age:  45                                                          formerly President of Aetna Financial
                                                                  Services (August 1997 to December 2000),
                                                                  head of National Accounts and Core Sales
                                                                  and Marketing for Aetna U.S. Healthcare
                                                                  (April 1996 to March 1997), head of
                                                                  Corporate Strategies for Aetna Inc. (July
                                                                  1995 to April 1996), and held a variety of
                                                                  line and corporate staff positions since
                                                                  1978.  Mr. McInerney is Chairman of
                                                                  Concerned Citizens for Effective Government.


                                    NUMBER OF
                                  PORTFOLIOS IN
     NAME, ADDRESS AND AGE        FUND COMPLEX
                                   OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                    DIRECTOR                 DIRECTOR



                                                   GCG Trust.

THOMAS J. MCINERNEY(3)                106          Director of the Ameribest Life Insurance Co. Equitable Life
7337 E. Doubletree Ranch Rd.                       Insurance Co., First Columbine Life Insurance Co., Golden
Scottsdale, Arizona 85258                          American Life Insurance Co., Life Insurance Company of Georgia,
Age:  45                                           Midwestern United Life Insurance Co., ReliaStar Life Insurance Co.,
                                                   Security Life of Denver, Security Connecticut Life Insurance Co.,
                                                   Southland Life Insurance Co., USG Annuity and Life Company, and
                                                   United Life and Annuity Insurance Co. Inc (March 2001 to present),
                                                   GCG Trust (February 2002 to present). Mr. McInerney is a member of the
                                                   Board of the National Commission on Retirement Policy, the Governor's
                                                   Council on Economic Competitiveness and Technology of


(3) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS













JOHN G. TURNER(4)                 Chairman and      10-29-99 to   Mr. Turner is currently a Trustee and Vice
7337 E. Doubletree Ranch Rd.      Director/Trustee  Present       Chairman of ING Americas.  Mr. Turner was
Scottsdale, Arizona 85258                                         formerly Chairman and Chief Executive
Age:  62                                                          Officer of ReliaStar Financial Corp. and
                                                                  ReliaStar Life Insurance Co. (1993-2000);
                                                                  Chairman of ReliaStar United Services Life
                                                                  Insurance Company and ReliaStar Life
                                                                  Insurance Company of New York (since 1995);
                                                                  Chairman of Northern Life Insurance Company
                                                                  (since 1992); Chairman and Director/Trustee
                                                                  of the Northstar affiliated investment
                                                                  companies (since October 1993).  Mr. Turner
                                                                  was formerly Director of Northstar
                                                                  Investment Management Corporation and its
                                                                  affiliates (1993-1999).



                                      NUMBER OF
                                    PORTFOLIOS IN
     NAME, ADDRESS AND AGE          FUND COMPLEX
                                     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                      DIRECTOR                 DIRECTOR
                                                     Connecticut, the Board of Directors of the
                                                     Connecticut Business and Industry
                                                     Association, the Board of Trustees of the
                                                     Bushnell, the Board for the Connecticut
                                                     Forum, and the Board of the Metro Hartford
                                                     Chamber of Commerce, and is Chairman of
                                                     Concerned Citizens for Effective Government.




JOHN G. TURNER(4)                        156         Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.                         member of the Board of ING
Scottsdale, Arizona 85258                            Americas, Aeltus Investment
Age:  62                                             Management, Inc., each of
                                                     the Aetna Funds and the GCG
                                                     Trust. Mr. Turner also
                                                     serves as Director/Trustee
                                                     of the Hormel Foods
                                                     Corporation (May 2000 to
                                                     present) and Shopko Stores,
                                                     Inc. (August 1999 to
                                                     present)

(4) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

OFFICERS

         Information about the Funds' officers are set forth in the table below:

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
  NAME, ADDRESS AND AGE             POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
JAMES M. HENNESSY                      President, Chief          February 2001     President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.           Executive Officer, and    to present and    each of the ING Funds (since February
Scottsdale, Arizona  85258             Chief Operating Officer   Chief Operating   2001); Chief Operating Officer of each of
Age:  52                                                         Officer from      the ING Funds (since July 2000); Director
                                                                 July 2000 to      of ING Funds Services, LLC, ING
                                                                 present           Investments, LLC, ING Funds Distributor,
                                                                                   Inc., ING Capital Corporation, LLC, ING
                                                                                   Lexington Management Corporation,
                                                                                   Lexington Funds Distributor, Inc., Market
                                                                                   Systems Research Advisors, Inc., Market
                                                                                   Systems Research, Inc., Express America
                                                                                   T.C. Corporation, EAMC Liquidation Corp.
                                                                                   (since December 2000); and President and
                                                                                   Chief Executive Officer of ING
                                                                                   Investments, LLC, ING Funds Services,
                                                                                   LLC, ING Capital Corporation, LLC, ING
                                                                                   Lexington Management Corporation, Express
                                                                                   America T.C. Corporation, EAMC
                                                                                   Liquidation Corp. (since December 2000).
                                                                                   Formerly Senior Executive Vice President
                                                                                   (June 2000 - December 2000) and Secretary
                                                                                   (April 1995 - December 2000), ING Pilgrim
                                                                                   Capital Corporation, ING Pilgrim Group,
                                                                                   Inc., ING Pilgrim  Investments, Inc., ING
                                                                                   Lexington Management Corporation, Express
                                                                                   America T.C. Corporation, EAMC
                                                                                   Liquidation Corp.;  Senior  Executive
                                                                                   Vice President (July 2000 - February
                                                                                   2001) and Secretary  (April 1995 -
                                                                                   February 2001) of each of the Pilgrim
                                                                                   Funds; Executive Vice President, Pilgrim
                                                                                   Capital Corporation and its affiliates
                                                                                   (May 1998 - June 2000) and Senior Vice
                                                                                   President,  Pilgrim Capital and its
                                                                                   affiliates (April 1995 - April 1998).

STANLEY D. VYNER                       Executive Vice            July 1996 to      Executive Vice President of most of the
7337 E. Doubletree Ranch Rd.           President and Chief       present           ING Funds (since July 1996).  Formerly,
Scottsdale, Arizona  85258             Investment Officer --                       President and Chief Executive Officer of
Age:  51                               International Equities                      ING Pilgrim Investments, LLC (August
                                                                                   1996-August 2000).

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
  NAME, ADDRESS AND AGE             POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
MARY LISANTI                           Executive Vice            May 1998 to       Executive Vice President of the ING Funds
7337 E. Doubletree Ranch Rd.           President and Chief       present           (since May 1998).  Formerly Portfolio
Scottsdale, Arizona  85258             Operating Officer --                        Manger, Strong Capital Management; and
Age:  45                               Domestic Equities;                          Managing Director and Head of Small- and
                                       Senior Portfolio                            Mid-Capitalization Equity Strategies at
                                       Manager Equity Trust,                       Bankers Trust Corp. (1993-1996).
                                       Growth Opportunities
                                       Fund, Mayflower Trust,
                                       and SmallCap
                                       Opportunities Fund

MICHAEL J. ROLAND                      Executive  Vice           Executive Vice    Executive Vice President (since February
7337 E. Doubletree Ranch Rd.           President and Principal   President from    2002) and Principal Financial Officer
Scottsdale, Arizona  85258             Financial Officer         February 2002     (since June 1998) of the Funds; Executive
Age:  43                                                         to present and    Vice President (since 1/1/02) and
                                                                 Principal         Principal Financial Officer (since June
                                                                 Financial         1998) of ING Funds Services, LLC, ING
                                                                 Officer June      Investments, LLC, and ING Funds
                                                                 1998 to present   Distributor, Inc. Formerly Senior Vice
                                                                                   President, ING Pilgrim Group, LLC, ING
                                                                                   Pilgrim Investments, LLC, and ING Pilgrim
                                                                                   Securities, Inc. (since June 1998 to
                                                                                   December, 2001); Senior Vice President of
                                                                                   most of the Pilgrim Funds (Since June 1998
                                                                                   to February 2002). He served in same
                                                                                   capacity from January 1995 - April 1997.
                                                                                   Formerly, Chief Financial Officer of
                                                                                   Endeaver Group (April 1997 to June 1998).

RALPH G. NORTON III                    Senior Vice President     August 2001 to    Senior Vice President and Chief
7337 E. Doubletree Ranch Rd.                                     present           Investment Officer, Fixed Income, ING
Scottsdale, Arizona  85258                                                         Investments, LLC (since August 2001).
Age: 42                                                                            Formerly, Senior Market Strategist,
                                                                                   Aeltus Investment Management, Inc. (from
                                                                                   January 2001 to August 2001); Chief
                                                                                   Investment Officer, ING Mutual Funds
                                                                                   Management Co. (1990 to January 2001).

ROBERT S. NAKA                         Senior Vice President     November 1999     Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.           and Assistant Secretary   to present        LLC (since November 1999) and ING Funds
Scottsdale, Arizona  85258                                                         Services, LLC (since August 1999); Senior
Age:  38                                                                           Vice President and Assistant Secretary of
                                                                                   each of the ING Funds. Formerly Vice
                                                                                   President, ING Pilgrim Investments, Inc.
                                                                                   (April 1997 - October 1999), ING Pilgrim
                                                                                   Group, Inc. (February 1997 - August 1999)
                                                                                   and Assistant Vice President, ING Pilgrim
                                                                                   Group, Inc. (August 1995-February 1997).

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
  NAME, ADDRESS AND AGE             POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
ROBYN L. ICHILOV                       Vice President and        August 1997 to    Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.           Treasurer                 present           (since August 1997); Accounting Manager
Scottsdale, Arizona  85258                                                         (since November 1995); Vice President and
Age:  34                                                                           Treasurer of most of the ING Funds.
KIMBERLY A. ANDERSON                   Vice President and        February 2001     Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.           Secretary                 to present        (since January 2001) and Vice President
Scottsdale, Arizona  85258                                                         and Secretary of each of the ING Funds
Age:  37                                                                           (since February 2001).  Formerly
                                                                                   Assistant Vice President and Assistant
                                                                                   Secretary of each of the Funds (August
                                                                                   1999-February 2001) and Assistant Vice
                                                                                   President of ING Pilgrim Group, Inc.
                                                                                   (November 1999-January 2001). Ms. Anderson
                                                                                   has held various other positions with ING
                                                                                   Pilgrim Group, LLC for more than the last
                                                                                   five years.

LOURDES R. BERNAL                      Vice President            January 2002 to   Vice President of each of the ING Funds
7337 E. Doubletree Ranch Rd.                                     present           (since January 2002).  Vice President of
Scottsdale, Arizona  85258                                                         Tax and Compliance since January 3, 2002.
Age:  32                                                                           Prior to joining ING Investments in
                                                                                   2002, Ms. Bernal was a Senior Manager in the
                                                                                   Investment Management Practice at
                                                                                   PricewaterhouseCoopers LLP (from July 2000 -
                                                                                   December 2001), Manager at
                                                                                   PricewaterhouseCoopers LLP (from July 1998 -
                                                                                   July 2000), Manager at Coopers & Lybrand LLP
                                                                                   (from July 1996 - June 1998), Senior
                                                                                   Associate at Coopers & Lybrand LLP (from
                                                                                   July 1992 - June 1996) and an Associate at
                                                                                   Coopers & Lybrand LLP (from August 1990 -
                                                                                   June 1992).


TODD MODIC                             Assistant Vice President  August 2001 to    Assistant Vice President of each of the
7337 E. Doubletree Ranch Rd.                                     present           ING Funds (since August 2001); Director
Scottsdale, Arizona  85258                                                         of Financial Reporting ING Investments
Age:  34                                                                           (since March 2001) Formerly Director of
                                                                                   Financial Reporting Axient Communications,
                                                                                   Inc (since May 2000 - January 2001) and
                                                                                   Director of Finance with Rural/Metro
                                                                                   Corporation (since March 1995 - May 2000).
                                                                                   MARIA M. ANDERSON Assistant Vice President
                                                                                   August 2001 to Assistant Vice President of
                                                                                   each of the 7337 E. Doubletree Ranch Rd.
                                                                                   present ING Funds (since August 2001).
                                                                                   Formerly Scottsdale, Arizona 85258 Manager
                                                                                   of Fund Accounting and Fund Age: 43
                                                                                   Compliance (Since September 1999- November
                                                                                   2001); Section Manger of Fund Accounting
                                                                                   with Stein Roe Mutual Funds (since July 1998
                                                                                   - August 1999) and Financial Reporting
                                                                                   Analyst with Stein Roe Mutual Funds (since
                                                                                   August 1997 - July 1998.

RICHARD T. SALER                       Senior Vice President     July 2000 -       Senior Vice President of ING Pilgrim

7337 E. Doubletree Ranch Rd.           and Director of           present           Investments, LLC (since July 2000 to
Scottsdale, Arizona  85258             International Equity                        present). From 1986 until July 2000, Mr.
Age:  40                               Investment Strategy of                      Saler was a senior Vice President and
                                       ING Pilgrim and Senior                      Director of International Equity Strategy
                                       Portfolio Manager                           at Lexington Management Corporation
                                       Pilgrim Mutual Funds,                       (Lexington) (which was acquired by ING
                                       International Fund and                      Pilgrim's Parent company in July 2000).
                                       Pilgrim Advisory Funds
                                       Inc.

PHILLIP A. SCHWARTZ                    Senior Vice President     July 2000 -       Senior Vice President of ING Pilgrim
7337 E. Doubletree Ranch Rd.           and Director of           present           Investments, LLC (since July 2000 to
Scottsdale, Arizona  85258             International Equity                        present). Formerly, Mr. Schwartz was a
Age:  40                               Investment Strategy of                      senior Vice President and Director of
                                       ING Pilgrim and Senior                      International Equity Strategy at
                                       Portfolio Manager                           Lexington Management Corporation
                                       Pilgrim Mutual Funds,                       (Lexington) (which was acquired by ING
                                       International Fund and                      Pilgrim's Parent company in July 2000).
                                       Pilgrim Advisory Funds                      Prior to 1993, Mr. Schwartz was a Vice
                                       Inc.                                        President of European Research Sales with
                                                                                   Cheuvreux de Virieu in Paris and New
                                                                                   York.

JAMES VAIL                             Vice President and        July 2000 -       Vice President, ING Pilgrim Investments,
7337 E. Doubletree Ranch Rd.           Portfolio Manager for     present           LLC. (since July 2000).  Prior to joining
Scottsdale, Arizona  85258             Precious Metals Fund                        ING Pilgrim in 2000, Mr. Vail was a Vice
Age:  57                                                                           President at Lexington (which was
                                                                                   acquired by ING Pilgrim's Parent company
                                                                                   in July 2000) Prior to joining Lexington
                                                                                   in 1991, Mr. Vail held investment
                                                                                   research positions with Chemical Bank,
                                                                                   Oppenheimer & Co., Robert Fleming, Inc.
                                                                                   and Most recently, Beacon Trust Company,
                                                                                   where he was a Senior Investment Analyst.

JEFFREY BERNSTEIN                      Senior Vice President     October 1999 to   Senior Vice President, ING Investments
7337 E. Doubletree Ranch Rd.           and Senior Portfolio      present           LLC (October 1999 to present). Formerly a
Scottsdale, Arizona  85258             Manager of ING Growth                       portfolio manger at Northstar Investment
Age:  35                               Opportunities Fund, ING                     Management Corp., which subsequently
                                       Mutual Funds, and ING                       merged into ING Investments. Prior to May
                                       Equity Trust                                1998, Mr. Bernstein was a Portfolio
                                                                                   Manager at Strong Capital Management.
                                                                                   From 1995 to 1997, Mr. Bernstein was a
                                                                                   Portfolio Manager at Berkeley Capital.

BOARD OF DIRECTORS

         The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

         Committees

         An Executive Committee of the Board of Directors/Trustees was formed in order to act on behalf of the full Board of Directors/Trustees between meetings when necessary. The following Directors/Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. The Executive Committee held 2 meetings during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held 4 meetings during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Ms. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held 5 meetings during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors/Trustees candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors/Trustees. The Nominating Committee currently consists of Ms. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held 1 meeting during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has established an Investment Review Committee that will monitor the investment performance of the Funds and to make recommendations to the Board of Directors/Trustees with respect to the Funds. The Committee for the international funds currently consists of Ms. Gitenstein and Messrs. Patton, Turner, and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; therefore, the Investment Review Committees did not hold any meetings during 2001.

DIRECTOR OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Director/Trustee.





     NAME OF DIRECTOR/TRUSTEE
                                             DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                  ADVISORY      MUTUAL      INTERNATIONAL     MAYFLOWER    FUNDS                     PRECIOUS
                                   FUNDS         FUNDS          FUND           TRUST        TRUST    RUSSIA FUND     METALS
INDEPENDENT DIRECTORS/TRUSTEES
Paul S. Doherty                     None         None        None            None           None       None          None
J. Michael Earley                   None         None        None            None           None       None          None
R. Barbara Gitenstein               None         None        None            None           None       None          None
Walter H. May                       None         None        None            Over $100,000  None       None          None
Jock Patton                         $ 1-         $10,001     None            None           None       None          None
                                    $10,000      -$50,000
David W. C. Putnam                  None         None        None            None           None       None          None
Blaine E. Rieke                     None         $1-$10,000  None            None           $1-
                                                                                            $10,000    None          None
Roger B. Vincent                    None         None        None            None           None       None          None
Richard A. Wedemeyer                None         None        None            None           None       None          None
DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney                 None         None        None            $1-$10,000     None       None          None
R. Glenn Hilliard                   None         None        None            None           None       None          None
John G. Turner                      None         $10,001-
                                                 $50,000     None            $10,001-       None       None          None
                                                                             $50,000


                                    AGGREGATE DOLLAR RANGE OF
                                   EQUITY SECURITIES IN ALL
                                    REGISTERED INVESTMENT
     NAME OF DIRECTOR/TRUSTEE      COMPANIES OVERSEEN BY
                                   DIRECTOR IN FAMILY OF
                                    INVESTMENT COMPANIES
----------------------------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES
Paul S. Doherty                      $10,001 - $50,000
J. Michael Earley                           None
R. Barbara Gitenstein                       None
Walter H. May                          Over $100,000
Jock Patton                            Over $100,000

David W. C. Putnam                          None
Blaine E. Rieke
                                     $50,001 - $100,000
Roger B. Vincent                            None
Richard A. Wedemeyer                 $10,001 - $50,000
DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney                     $1 - $10,000
R. Glenn Hilliard                      Over $100,000
John G. Turner
                                       Over $100,000

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members) share ownership in securities of the Funds' Investment Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies).

                             NAME OF OWNERS
     NAME OF DIRECTOR       AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
PAUL S. DOHERTY                    N/A               N/A                N/A                 $0              N/A
J. MICHAEL EARLEY                  N/A               N/A                N/A                 $0              N/A
R. BARBARA GITENSTEIN              N/A               N/A                N/A                 $0              N/A
WALTER H. MAY                      N/A               N/A                N/A                 $0              N/A
JOCK PATTON                        N/A               N/A                N/A                 $0              N/A
DAVID W. C. PUTNAM                 N/A               N/A                N/A                 $0              N/A
BLAINE E. RIEKE                    N/A               N/A                N/A                 $0              N/A
ROGER B. VINCENT                   N/A               N/A                N/A                 $0              N/A
RICHARD A. WEDEMEYER               N/A               N/A                N/A                 $0              N/A


COMPENSATION OF DIRECTORS/TRUSTEES

         Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the Investment Adviser for which the Directors/Trustees serve in common as Directors/Trustees.

         The following table sets forth information regarding compensation of Directors/Trustees by each Company and other funds managed by the Investment Adviser for the year ended December 31, 2001. Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Fund or any other funds managed by the Investment Adviser.

                               COMPENSATION TABLE



    Name of           Aggregate     Aggregate     Aggregate     Aggregate     Aggregate
Person, Position    Compensation  Compensation  Compensation  Compensation  Compensation
                        From         From           From          From         From
                      Mutual       Advisory    International    Mayflower     Russia
                      Funds(1)      Funds          Fund          Trust(1)      Fund

Mary A                 9,716         47            167            9,060        122
Baldwin(2)
Advisory Board
Member

Al Burton (3)          1,636          8             30            1,313         16
Director

S.M.S. Chadha (2)        781          4          4,095              972      2,214
Advisory Board
Member

Paul S. Doherty       12,722         61            220           12,131        162
Director

Robert B. Goode,       1,636          8             30            1,313         16
Jr. (3)
Director

Alan L. Gosule        12,722         61            220           12,131        162

Director

Joseph N. Hankin       1,239          6             23              994         12

Director

Walter H. May         14,817         71            255           14,171        192
Director

Andrew M. McCosh         781          4          4,095              972      2,214
(2) Advisory
Board Member

Thomas J
McInerney (6)(8)
Director

Jock Patton (7)       14,564         70            251           13,917        188
Director
David W.C
Putnam                11,085         53            190           10,818        146
Director



    Name of           Aggregate      Aggregate       Pension or    Estimated        Total
Person, Position      Compensation   Compensation     Retirement      Annual     Compensation
                         From           From          Benefits      Benefits        From
                        Precious    Funds Trust(1)    Accrued         Upon        Registrant
                      Metals Fund                     As Part of   Retirement     and Fund
                                                        Fund                    Complex Paid
                                                      Expenses                   to Directors

Mary A                    162        1,468                                          43,688
Baldwin(2)
Advisory Board
Member

Al Burton (3)              22            3                                           5,500
Director

S.M.S. Chadha (2)          18          253                                          11,250
Advisory Board
Member

Paul S. Doherty           217        1,921                                          56,188
Director

Robert B. Goode,           22            3                                           5,500
Jr. (3)
Director

Alan L. Gosule            217        1,921                                          56,188
                                                                                        (4)
Director

Joseph N. Hankin           17            3                                           4,167
                                                                                        (5)
Director

Walter H. May             255        2,415                                          65,188
Director

Andrew M. McCosh           18          253                                          11,250
(2) Advisory
Board Member

Thomas J                               N/A                                             N/A
McInerney (6)(8)
Director

Jock Patton (7)           251        2,352                                          64,188
Director
David W.C
Putnam                    195        1,919                                          50,688
Director

    Name of           Aggregate     Aggregate     Aggregate     Aggregate   Aggregate     Aggregate
Person, Position    Compensation  Compensation  Compensation  Compensation  Compensation  Compensation
                        From         From           From          From        From           From
                      Mutual       Advisory    International    Mayflower    Russia         Precious
                      Funds(1)      Funds          Fund          Trust(1)     Fund        Metals Fund

Jack D. Rehm(5)        1,239          6             23              994         12             17
Director

Blaine E. Rieke       12,325         59            213           11,813        158            211
(7) Director

John R. Smith          1,636          8             30            1,313         16             22
(3) Director

Robert W
Stallings (3)(8)
Director

John G
Turner(8)
Director

Richard A             11,036         53            192           10,579        140            189
Wedemeyer(7)
Director

David W. Wallace       1,636          8             30            1,313         16             22
(3)
Director



    Name of          Aggregate       Pension or    Estimated        Total
Person, Position     Compensation     Retirement      Annual     Compensation
                        From          Benefits      Benefits        From
                    Funds Trust(1)    Accrued         Upon        Registrant
                                      As Part of   Retirement     and Fund
                                        Fund                    Complex Paid
                                      Expenses                   to Directors
Jack D. Rehm(5)          3                                           4,167
Director

Blaine E. Rieke      1,921                                          54,855
(7) Director

John R. Smith            3                                           5,500
(3) Director

Robert W               N/A                                             N/A
Stallings (3)(8)
Director

John G                 N/A                                             N/A
Turner(8)
Director

Richard A            1,588                                          47,855
Wedemeyer(7)
Director

David W. Wallace         3                                           5,500
(3)
Director




(1) Director/Trustee compensation includes compensation paid by other Funds not discussed in this SAI.

(2)  Resigned as an Advisory Board member on December 31, 2001.

(3)  Resigned as a Director/Trustee effective February 26, 2001.

(4)  Resigned as a Director/Trustee effective December 28, 2001.

(5)  Resigned as a Trustee effective March 23, 2001.

(6)  Elected as a Director of the ING Funds on February 26, 2001.

(7) Formerly a Trustee of ING Funds Trust. Elected as a Director/Trustee of the other ING Funds on February 26, 2001.

(8) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with an investment adviser to the ING Funds. Officers and Directors who are interested persons do not receive any compensation from the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

      Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of January 31, 2002, Lion Connecticut Holdings Inc., 151 Hartford Avenue, Hartford, Connecticut 06156, owned 87.56% of the European Equity Fund and, therefore, is a control person of the Fund.

      No Independent Director/Trustee or immediate family member, directly or indirectly, has either any beneficial share ownership in securities of the Funds' Investment Adviser or Principal Underwriter or the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Funds. As of January 31, 2002, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

                                                             CLASS AND
                                                              TYPE OF      PERCENTAGE    PERCENTAGE
     FUND                    ADDRESS                         OWNERSHIP      OF CLASS      OF FUND
     ----                    -------                         ---------      --------      -------
ING Asia-Pacific     Robert & Pamela Buie Ttees               Class M          5.44%       0.6544%
Equity Fund          FBO Robert & Pamela Buie Trust            Record
                     PO Box 8365                               Owner
                     Rancho Santa Fe, CA 92067

ING Emerging         Salomon Smith Barney Inc                 Class A          7.48%       4.2475%
Countries Fund       FBO Acct #00109801250                   Beneficial
                     388 Greenwich Street                      Owner
                     New York, NY 10013

ING European         Lion Connecticut Holdings Inc            Class A         94.11%      87.5558%
Equity Fund          151 Farmington Ave                        Record
                     Hartford, CT 06156                        Owner

ING European         State Street Bank & Trust Cust           Class B          5.88%       0.3401%
Equity Fund          FBO James Sheroan IRA                   Beneficial
                     739 Gilead Church Rd                      Owner
                     Glendale, KY 42740

ING European         PaineWebber                              Class C         65.68%       0.7729%
Equity Fund          FBO Lynn Susan Philpot Rev Trust        Beneficial
                     14 Ardor Drive                            Owner
                     Orinda, CA 94563

ING Global           Lion  Connecticut Holdings Inc           Class A         16.89%       8.2536%
Communications       151 Farmington Ave                        Record
Fund                 Hartford, CT 06156                        Owner

ING Global           Lion Connecticut Holdings Inc            Class A         24.60%      13.2558%
Technology Fund      151 Farmington Ave                        Record
                     Hartford, CT 06156                        Owner

ING Global           The Public Institution for Social        Class A         13.15%       7.0882%
Technology Fund      Security                                  Record
                     PO Box 24324                              Owner
                     Safat 13104
                     Kuwait

ING Global           None with App Tr                         Class I        100.00%       7.9789%
Technology Fund      ING National Trust                        Record
                     151 Farmington Ave #41                    Owner
                     Hartford, CT 06156

                                                             CLASS AND
                                                              TYPE OF      PERCENTAGE    PERCENTAGE
     FUND                    ADDRESS                         OWNERSHIP      OF CLASS      OF FUND
     ----                    -------                         ---------      --------      -------
ING Global Real      Margaret Ojanpa                          Class C        100.00%       0.0108%
Estate Fund          322 Harbor Ridge Ln                       Record
                     Fairport Harbor, OH 44077                 Owner

ING International    George & Wilma Ormsby                    Class B         11.02%       0.6515%
Fund                 4434 Wigton                               Record
                     Houston, TX 77096                         Owner

ING International    LPL Financial Services FBO               Class C          5.91%       0.2116%
Fund                 Acct #3402-0716                         Beneficial
                     9785 Towne Centre Dr                      Owner
                     San Diego, CA 92121

ING International    RBC Dain Rauscher FBO                    Class C          6.48%       0.2320%
Fund                 Jerry & Lyne Beck                       Beneficial
                     1410 S White Chapel Road                  Owner
                     Southlake, TX 76092

ING International    None with App Tr                         Class I        100.00%      14.5182%
Fund                 ING National Trust                        Record
                     151 Farmington Ave #41                    Owner
                     Hartford, CT 06156

ING International    Baring North America 401k Plan           Class Q         55.61%       0.0090%
Fund                 125 High Street, Ste 2700                 Record
                     Boston, MA 02110                          Owner

ING International    Baring North America 401k Plan           Class Q         44.38%       0.0072%
Fund                 125 High Street, Ste 2700                 Record
                     Boston, MA 02110                          Owner

ING International    First Union National Bank                Class Q         39.31%       0.3778%
Value Fund           Omnibus Cash Acct #9999999980             Record
                     1525 W WT Harris Blvd                     Owner
                     Charlotte, NC 28262

ING International    First Union National Bank                Class Q         14.63%       0.1406%
Value Fund           Portfolio Strategies                      Record
                     1525 W WT Harris Blvd                     Owner
                     Charlotte, NC 28262

ING International    First Union National Bank                Class Q         17.08%       0.1642%
Value Fund           Omnibus Cash Acct #9999999971             Record
                     1525 W WT Harris Blvd                     Owner
                     Charlotte, NC 28262

ING International    Mercantile Safe Deposit & Trust Co.      Class Q          6.06%       0.0582%
Value Fund           FBO Lifebridge Health, Acct #3353907    Beneficial
                     766 Old Hammonds Ferry Rd                 Owner
                     Linthicum, MD 21090

ING International    MAC & Co.                                Class I          8.16%       0.8380%
Value Fund           FBO Acct #BNCF3308002                   Beneficial
                     1 Mellon Center Rm 151-1035               Owner
                     Pittsburgh, PA 15258

ING Russia Fund      NFSC FBO Robert Craddock                 Class A          9.76%       9.7632%
                     Acct #X99-335649                        Beneficial
                     Norwood Clinic, Box C-230                 Owner
                     Birmingham, AL 35283

INVESTMENT ADVISER

      The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Investments, subject to the authority of the Directors/Trustees of the ING Funds has the overall responsibility for the management of each ING Fund's portfolio subject to delegation of certain responsibilities to Brandes Investment Partners, L.P. as the Sub-Adviser for the International Value Fund, Nicholas-Applegate Capital Management as the Sub-Adviser for the International SmallCap Growth Fund, ING Investment Management Advisors B.V. as the Sub-Adviser to the Global Technology Fund, Global Communications Fund and European Equity Fund and Clarion CRA Securities, L.P. as the Sub-Adviser to the Global Real Estate Fund. ING Investments is a direct, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

      On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On November 2, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser changed to ING Investments. Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Investments, merged with ING Investments.

      ING Investments serves pursuant to separate Investment Management Agreements between ING Investments and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. The Investment Adviser has delegated certain management responsibilities to certain other investment advisers ("Sub-Advisers") for several of the ING Funds. ING Investments, as Investment Adviser oversees the investment management of the Sub-Advisers for the ING Funds.

      Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial two year term, each Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      As of December 31, 2001, ING Investments had assets under management of over $17.6 billion.

      After an initial two year term, each Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In approving the Management Agreements the Board of Directors/Trustees considered a number of factors, including, but not limited to: (1) performance of the Funds; (2) the nature and quality of the services provided by ING Investments; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided; (4) the profitability to ING Investments from the Investment Management Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; and (5) the expenses borne by shareholders of the Funds. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

      Based upon its review, the Board of Directors/Trustees, including a majority of the Independent Directors/Trustees who are not "interested persons" (as defined in the 1940 Act), has determined that the Management Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors/Trustees of each Fund, including the unanimous vote of the Independent Directors, approved the Management Agreements.

                             INVESTMENT ADVISER FEES

      The Investment Adviser bears the expense of providing its services, and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

SERIES                      ANNUAL INVESTMENT ADVISER FEE
------                      -----------------------------
Asia-Pacific Equity         1/12 of 1.25% of the Fund's average daily net assets
Fund                        during the month (approximately 1.25% on an annual
                            basis)

Emerging Countries          1.25% of the Fund's average daily net assets
Fund

European Equity             1.15% of the Fund's average daily net assets

Global Communications       1.00% of the Fund's average daily net assets

Global Real Estate          1.00% of the Fund's average daily net assets

Global Technology           1.25% of the Fund's average daily net assets

International Core          1.00% of the first $500 million of the Fund's
Growth Fund                 average net assets, 0.90% of the next $500 million
                            of average net assets, and 0.85% of the average net
                            assets in excess of $1 billion

International Fund          1.00% of the Fund's average daily net assets

SERIES                      ANNUAL INVESTMENT ADVISER FEE
------                      -----------------------------
International SmallCap      1.00% of the first $500 million of the Fund's
Growth Fund                 average net assets, 0.90% of the next $500 million
                            of average net assets, and 0.85% of the average net
                            assets in excess of $1 billion

International Value Fund    1.00% of the Fund's average daily net assets

Precious Metals Fund        1.00% on the first $50 million and 0.75% thereafter

Russia Fund                 1.25% of the Fund's average daily net assets

Worldwide Growth Fund       1.00% of the first $500 million of the Fund's
                            average net assets, 0.90% of the next $500 million
                            of average net assets, and 0.85% of the average net
                            assets in excess of $1 billion

            TOTAL ADVISORY FEES PAID BY THE SERIES OF MUTUAL FUNDS(1)
                AND ADVISORY FUNDS DURING THE FISCAL YEAR ENDED:

                                        OCTOBER 31                   JUNE 30              MARCH 31
          FUND                      2001         2000(2)        2000         1999(3)        1999
                                 ----------    ----------    ----------    ----------    ----------
Asia Pacific Equity              $  182,354    $   96,557    $  413,123    $  303,920           N/A
International Core Growth        $  569,246    $  288,517    $  698,942    $  253,063    $1,061,288
Worldwide Growth                 $4,723,391    $2,199,958    $4,327,642    $  589,768    $1,472,492
International SmallCap Growth    $5,329,734    $2,362,535    $4,285,711    $  327,972    $1,149,529
Emerging Countries               $1,924,552    $  969,468    $2,773,339    $  716,000    $3,476,180

----------
(1) Prior to the Reorganization, Mutual Funds had not engaged the services of an investment adviser for the Trust's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported below for Mutual Funds were for services provided to the master funds of the Master Trust.

(2) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Funds changed their fiscal year end to October 31 from June 30.

(3) Reflects three month period from April 1, 1999 to June 30, 1999 except for Asia-Pacific Equity Fund which is for the year ended June 30, 1999.

     TOTAL ADVISORY FEES PAID BY THE INTERNATIONAL FUND, PRECIOUS METAL FUND
                  AND RUSSIA FUND DURING THE FISCAL YEAR ENDED:

                           OCTOBER 31          DECEMBER 31   DECEMBER 31
        FUND           2001         2000(1)        1999          1998
                     --------      --------      --------      --------
International        $421,204      $228,277      $224,416      $210,897
Precious Metals      $516,587      $439,593      $583,491      $552,325
Russia               $594,656      $740,035      $444,970      $796,381

----------
(1) For the ten months from January 1, 2000 to October 31, 2000. Effective July 26, 2000, International Fund, Precious Metals Fund, and Russia Fund changed their fiscal year end to October 31 from December 31.

    TOTAL ADVISORY FEES PAID BY THE SERIES OF MAYFLOWER TRUST AND FUNDS TRUST
                        DURING THE FISCAL YEAR ENDED:(1)

          FUND                               OCTOBER 31
                               2001             2000             1999
                           ------------     ------------     ------------
International Value        $ 23,993,859     $ 15,936,553     $  7,164,823
European Equity            $    298,825     $    174,226     $     71,435
Global Communications      $    402,328     $    183,787              N/A
Global Technology          $  1,005,614     $    918,541     $    108,222

----------
(1) Because Global Real Estate Fund is new, it paid no advisory fees during the fiscal year ended October 31, 2001.

SUB-ADVISORY AGREEMENTS

      The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of the Company's Board of Directors/Trustees, may select and employ investment advisers to serve as Sub-Adviser for any ING Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of the Company who are employees of the Investment Adviser or its affiliates, and office rent of the Company. The Sub-Advisers pay all of their expenses arising from the performance of its obligations under the sub-advisory agreements (each a "Sub-Advisory Agreement and collectively, the "Sub-Advisory Agreements").

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors/Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

      Pursuant to Sub-Advisory Agreements between ING Investments and Brandes Investment Partners, L.P. ("Brandes"), Brandes acts as Sub-Adviser to International Value Fund. In this capacity, Brandes, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by ING Investments. Brandes' address is 11988 El Camino Real Ste. 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes.

      Pursuant to a Sub-Advisory Agreement between ING Investments and Nicholas-Applegate Capital Management ("NACM"), dated October 29, 1999, NACM acts as Sub-Adviser to International SmallCap Growth Fund. In this capacity, NACM, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. NACM's address is 600 West Broadway, 30th Floor, San Diego, California 92101. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Arthur Nicholas.

      ING Investment Management Advisors B.V. ("IIMA"), serves as Sub-Adviser to Global Technology Fund, Global Communications Fund and European Equity Fund. Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

      Clarion CRA Securities, L.P. ("CRA") serves as Sub-Adviser to the Global Real Estate Fund. Located at 259 Radnor-Chestor Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.

      For the following Funds as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

SERIES                      ANNUAL SUB-ADVISORY FEE
------                      -----------------------
International SmallCap      0.50% of the first $500 million of the Fund's average
Growth Fund                 net assets, 0.45% of the next $500 million of average
                            net assets, and 0.425% of the average net assets in
                            excess of $1 billion

International Value Fund    0.50% of the Fund's average daily net assets

European Equity Fund        0.575% of the Fund's average daily net assets

Global Technology Fund      0.625% of the Fund's average daily net assets

Global Communications       0.50% of the Fund's average daily net assets
Fund

Global Real Estate Fund     0.50% of the Fund's average daily net assets

Former Sub-Adviser for Emerging Countries Fund, Worldwide Growth Fund, and International Core Growth Fund. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to Emerging Countries Fund, Worldwide Growth Fund and International Core Growth Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio management fees.

Former Sub-Adviser for Asia-Pacific Equity Fund. HSBC Asset Management (Americas) Inc., HSBC Asset Management (Hong Kong) Limited and HSBC Asset Management (Europe) Limited (collectively "HSBC") acted as Sub-Adviser to the Asia-Pacific Equity Fund through January 1, 2001. For the fiscal years ended June 30, 1998, 1999 and 2000, the Investment Adviser paid portfolio management fees to HSBC of $221,487, $307,103 and $166,558 respectively. For the period from July 1, 2000 through October 31, 2000, the Adviser paid portfolio management fees to HSBC of $ 40,318.

Former Sub-Adviser for the Russia Fund. Troika Dialog Asset Management (Cayman Islands), Ltd. ("Troika Dialog") acted as Sub-Adviser to the Russia Fund until January 2, 2001. As of January 2, 2001, ING directly manages the Russia Fund.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER
                          DURING THE FISCAL YEAR ENDED:

                                   OCTOBER 31      OCTOBER 31       JUNE 30
            FUND                      2001           2000(1)          2000
                                   ----------      ----------      ----------
International SmallCap Growth      $2,664,867      $1,181,268      $2,137,981

----------
(1) Reflects four month period between July 1, 2000 and October 31, 2000. Effective July 26, 2000, the Fund changed its fiscal year end to October 31 from June 30.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER
                        DURING THE FISCAL YEAR ENDED:(1)

                                            OCTOBER 31
          FUND                 2001             2000             1999
                           -----------      -----------      -----------
International Value        $11,996,930      $ 3,582,411      $ 1,750,654
European Equity            $   175,394      $    87,113      $    35,538
Global Technology          $   353,302      $   459,270      $    54,111
Global Communications      $    55,827      $   183,781              N/A

----------
(1) Because Global Real Estate Fund is new, the Investment Adviser paid no sub-advisory fees during the fiscal year ended October 31, 2001.

ADMINISTRATION

      ING Funds Services, LLC serves as Administrator for all Funds except Asia-Pacific Equity Fund, pursuant to an Administrative Services Agreement with Mayflower Trust, Mutual Funds, International Fund, Russia Fund, Precious Metals Fund and Funds Trust. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the ING Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the ING Funds. The Administrator is an affiliate of the Investment Adviser.

      ING Funds Services, LLC serves as Shareholder Services Agent for the Asia-Pacific Equity Fund pursuant to a shareholder services agreement. Under the terms of the Agreement, ING Funds Services, LLC has agreed to: (1) review, respond and process correspondence from former or existing shareholder accounts; and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholders and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services, LLC served as Shareholder Services Agent for the International Core Growth, Worldwide Growth, International SmallCap Growth and Emerging Countries Funds.

      Prior to November 1, 2000, ING Fund Services Co. LLC ("ING Fund Services") had entered into an Administrative Services Agreement with ING Funds Trust, pursuant to which ING Fund Services performed or engaged third parties to perform account services and other services which included but were not limited to: (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) taxes on U.S. resident and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulation; and (viii) providing such other similar services directly to shareholder accounts.

      Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to International Fund, Russia Fund, and Precious Metals Fund, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Funds reimbursed LMC for its actual cost in providing such services, facilities and expenses.

      Prior to May 24, 1999, ING Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of Mutual Funds, subject to the supervision of the Board of Trustees of Mutual Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the series of Mutual Funds.

      Also, prior to May 24, 1999, Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the series of Mutual Funds pursuant to the Administrative Services Agreement.

 TOTAL ADMINISTRATIVE FEES PAID BY THE FUND WHICH ARE SERIES OF MAYFLOWER TRUST
                  AND FUNDS TRUST DURING THE FISCAL YEAR ENDED:

                                                OCTOBER 31
FUND                               2001            2000            1999
                                ----------      ----------      ----------
International Value             $3,649,006      $1,755,565      $  931,067
European Equity Fund            $   26,835             N/A             N/A
Global Technology Fund          $   80,049             N/A             N/A
Global Communications Fund      $   41,467             N/A             N/A

 TOTAL ADMINISTRATIVE FEES PAID BY THE INTERNATIONAL FUND, PRECIOUS METALS FUND
                  AND RUSSIA FUND DURING THE FISCAL YEAR ENDED:

                                     OCTOBER 31           DECEMBER 31
              FUND              2001         2000(1)          1999
                               -------       -------         ------
      International            $45,771       $21,803          N/A
      Precious Metals          $72,946       $11,744          N/A
      Russia                   $47,476       $35,801          N/A

----------
(1) For the ten months from January 1, 2000 to October 31, 2000. Effective July 26, 2000, International Fund, Precious Metals Fund, and Russia Fund changed their fiscal year end to October 31 from December 31.

      TOTAL SHAREHOLDER SERVICES FEES PAID BY THE FUNDS WHICH ARE SERIES OF
          ADVISORY FUNDS AND MUTUAL FUNDS DURING THE FISCAL YEAR ENDED:

                                  OCTOBER 31   OCTOBER 31          JUNE 30
          FUND                       2001       2000(1)        2000       1999(2)
                                   -------      -------      -------      -------
Asia Pacific Equity                $ 6,935      $ 8,549      $ 6,210      $11,834
International Core Growth          $11,163      $ 3,813      $ 9,609      $   414
Worldwide Growth                   $28,105      $ 9,471      $24,761      $ 1,590
International SmallCap Growth      $35,120      $14,760      $28,293      $   378
Emerging Countries                 $15,695      $ 5,289      $14,946      $ 1,353

(1)   For the period from July 1, 2000 through October 31, 2000.
(2) For the period from April 1, 1999 through June 30, 1999 except for Asia-Pacific Equity Fund which is for the fiscal year ended June 30, 1999.

                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the ING Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed:

FUND                                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q
-----                                -------   -------   -------   -------   -------   -------
Asia-Pacific Equity Fund              2.00%     2.75%      N/A       N/A      2.50%      N/A
Emerging Countries Fund               2.25%     2.90%     2.90%      N/A       N/A      2.15%
European Equity Fund                  1.90%     2.65%     2.65%      N/A       N/A       N/A
Global Communications Fund            1.70%     2.45%     2.45%      N/A       N/A       N/A
Global Real Estate                    1.75%     2.50%     2.50%      N/A       N/A      1.75%
Global Technology Fund                1.95%     2.70%     2.70%     1.70%      N/A       N/A
International Core Growth Fund        1.95%     2.60%     2.60%      N/A       N/A      1.85%
International Fund                    2.75%     3.50%     3.50%      N/A       N/A      2.75%
International SmallCap Growth Fund    1.95%     2.60%     2.60%      N/A       N/A      1.85%
Precious Metals Fund                  2.75%      N/A       N/A       N/A       N/A       N/A
Russia Fund                           3.35%      N/A       N/A       N/A       N/A       N/A
Worldwide Growth Fund                 1.85%     2.50%     2.50%      N/A       N/A      1.75%

      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements. Nicholas-Applegate Capital Management will bear 50% of any fees waived and other expenses assumed pursuant to the expense limitation agreement with respect to International SmallCap Growth Fund for which it serves as Sub-Adviser, and will receive 50% of any recoupment amount with respect to such Funds.

      For Emerging Countries Fund, Worldwide Growth Fund, International SmallCap Growth Fund and International Core Growth Fund the expense limitation agreement provides that these expense limitations shall continue until October 31, 2002. For Global Communications Fund, Global Technology Fund and European Equity Fund the expense limitation agreement provides that these expense limitations shall continue until October 31, 2003. For Global Real Estate Fund, the expense limitation agreement provides that the expense limit shall continue until November 1, 2002. For International Fund, Precious Metals Fund and Russia Fund, the expense limitation agreement provides that these expense limitations shall continue until July 26, 2002. The expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement at least 30 days prior to the end of the then-current term or upon termination of the Investment Management Agreement. Each may also be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business.

      For Emerging Countries, Worldwide Growth, International SmallCap Growth and International Core Growth Funds, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the ING Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

      The voluntary fee reductions were as follows:

                                    OCTOBER 31         JUNE 30    JUNE 30   MARCH 31
FUND                              2001      2000(1)     2000      1999(2)     1999
----                            --------   --------   --------   --------   --------
Asia-Pacific Equity             $161,970   $ 50,371   $145,502   $249,734   $355,259
Emerging Countries              $ 22,901   $100,513   $346,154   $ 69,001   $816,718
Worldwide Growth                $440,133   $      0   $      0   $      0   $242,660
International SmallCap Growth              $      0   $      0   $  3,405   $168,199
International Core Growth       $148,124     41,295   $212,567   $ 11,093   $253,811

(1) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Funds changed their fiscal year end to October 31 from June 30.
(2)   Reflects three month period from April 1, 1999 to June 30, 1999.

      Prior to July 26, 2000, the following Funds voluntarily limited expenses to the following amounts:

                         MAXIMUM OPERATING EXPENSE LIMIT
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

      FUND NAME                                  PREVIOUS EXPENSE CAP
      ---------                                  --------------------
Precious Metals Fund                             2.75%
International Fund                               2.75%
Russia Fund                                      3.35%

DISTRIBUTOR

      Shares of each Fund are distributed by ING Funds Distributor, Inc. ("ING Distributors" or the "Distributor") pursuant to a Distribution Agreement between each Company and the Distributor. Each Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933 (the "1933 Act"). Each Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Adviser is an indirect, wholly owned subsidiary of ING Group. Prior to July 26, 2000, the distributor for Precious Metals Fund, Russia Fund and International Fund was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, Inc. served as the distributor for the European Equity, Global Communications and Global Technology Funds.

For the fiscal year ended October 31, 2001, the Distributor received the following amounts in sales charges in connection with the sale of shares(1):

                          Class A      Class A                                Class M      Class M
                           Sales        Sales                                  Sales        Sales
                          Charges      Charges      Class B      Class C      Charges      Charges
                           Before       After       Deferred     Deferred      Before       After
                         Dealer Re-   Dealer Re-     Sales        Sales      Dealer Re-   Dealer Re-
Fund                     Allowance    Allowance     Charges      Charges     Allowance     Allowance
                         ----------   ----------   ----------   ----------   ----------   ----------
Asia-Pacific Equity      $   46,061   $    6,008   $        0       N/A      $    2,053   $      440
Emerging Countries       $  167,480   $   21,845   $        0   $   37,235       N/A          N/A
European Equity          $  250,639   $   32,692   $        0   $       11       N/A          N/A
Global Communications    $  159,756   $   20,838   $        0   $    3,280       N/A          N/A
Global Real Estate Fund      N/A          N/A          N/A          N/A          N/A          N/A
Global Technology        $  222,287   $   28,994   $        0   $    3,763       N/A          N/A
International            $  236,607   $   30,862   $        0   $      316       N/A          N/A
International Core
Growth                   $   57,117   $    7,450   $        0   $  107,136       N/A          N/A
International SmallCap
Growth                   $  689,130   $   89,888   $        0   $  148,594       N/A          N/A
International Value      $2,455,004   $  320,218   $        0   $  264,063       N/A          N/A
Precious Metals          $   27,210   $    3,549       N/A          N/A          N/A          N/A
Russia                   $2,022,736   $  263,829       N/A          N/A          N/A          N/A
Worldwide Growth         $  258,829   $   33,756   $        0   $  119,698       N/A          N/A

(1) Because Global Real Estate Fund is new, the Distributor did not receive any sales charges in connection with the sale of shares of the Fund for the fiscal year ended October 31, 2001.

The Distributor received $4,391,568, $5,621,753 and $1,128,487 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of shares of all Funds managed by ING Investments, LLC during calendar years 2001, 2000 and 1999, respectively.

                                RULE 12b-1 PLANS

      Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The ING Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M and Class Q shares in amounts as set forth in the following table. The ING Funds do not have a 12b-1 Plan with respect to the Institutional Class.

                                         FEES BASED ON AVERAGE DAILY NET ASSETS
                                     -----------------------------------------------
            NAME OF FUND             CLASS A   CLASS B   CLASS C   CLASS M   CLASS Q
            ------------             -------   -------   -------   -------   -------
Asia-Pacific Equity Fund              0.25%     1.00%      N/A      0.75%      N/A
International Core Growth Fund        0.35%     1.00%     1.00%      N/A      0.25%
Worldwide Growth Fund                 0.35%     1.00%     1.00%      N/A      0.25%
International SmallCap Growth Fund    0.35%     1.00%     1.00%      N/A      0.25%
Emerging Countries Fund               0.35%     1.00%     1.00%      N/A      0.25%
Precious Metals Fund                  0.25%      N/A       N/A       N/A       N/A
Russia Fund                           0.25%      N/A       N/A       N/A       N/A
International Fund                    0.25%     1.00%     1.00%      N/A      0.25%
International Value Fund              0.30%     1.00%     1.00%      N/A      0.25%
Global Technology Fund                0.35%     1.00%     1.00%      N/A       N/A
Global Communications Fund            0.35%     1.00%     1.00%      N/A       N/A
Global Real Estate Fund               0.25%     1.00%     1.00%      N/A      0.25%
European Equity Fund                  0.35%     1.00%     1.00%      N/A       N/A

      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M and Class Q shares of the Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, and 0.65% for Class M. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares and in the 1st month following a purchase of Class M shares. In addition, a 0.25% fee may be paid on Class Q shares. With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

      In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

      The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors/Trustees be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

      In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such Funds and their respective shareholders.

      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

      The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

      Prior to July 26, 2000, Precious Metals Fund, International Fund and Russia Fund each had a reimbursement style 12b-1 Plan, which provided that the Funds pay distribution fees, including payments to Lexington Funds Distributor, Inc. (the Funds' former distributor), at an annual rate not to exceed 0.25% of their average daily net assets for distribution services. Under this 12b-1 Plan, the Funds, either directly or through the Investment Adviser, would make payments periodically (i) to the distributor or to select broker/dealers, (ii) to other persons who have entered into shareholder processing and service agreements with the investment manager or with the distributor, with respect to Fund shares owned by shareholders for which such broker-dealers were the dealer or holder of record, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the distributor. Payments were also made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of shares of the following Funds for the fiscal period ended October 31, 2001 were as follows.(1)

DISTRIBUTION EXPENSES              CLASS A       CLASS B       CLASS C       CLASS I       CLASS M       CLASS Q
                                  ----------    ----------    ----------    ----------    ----------    ----------
Precious Metals Fund
Advertising ..................    $      689        N/A           N/A           N/A           N/A           N/A
Printing .....................    $   13,085        N/A           N/A           N/A           N/A           N/A
Salaries & Commissions .......    $   83,395        N/A           N/A           N/A           N/A           N/A
Broker Servicing .............    $  149,895        N/A           N/A           N/A           N/A           N/A
Miscellaneous ................    $   44,285        N/A           N/A           N/A           N/A           N/A
TOTAL ........................    $  291,349        N/A           N/A           N/A           N/A           N/A

International Fund
Advertising ..................    $      989    $       36    $       42        N/A           N/A       $        7
Printing .....................    $   18,782    $      685    $      789        N/A           N/A       $      129
Salaries & Commissions .......    $  118,849    $    4,334    $    4,995        N/A           N/A       $      815
Broker Servicing .............    $  189,064    $    6,894    $    7,946        N/A           N/A       $    1,297
Miscellaneous ................    $   60,069    $    2,190    $    2,524        N/A           N/A       $      412
TOTAL ........................    $  387,753    $   14,139    $   16,296        N/A           N/A       $    2,660

DISTRIBUTION EXPENSES              CLASS A       CLASS B       CLASS C       CLASS I       CLASS M       CLASS Q
                                  ----------    ----------    ----------    ----------    ----------    ----------
Russia Fund
Advertising ..................    $      697        N/A           N/A           N/A           N/A           N/A
Printing .....................    $   13,247        N/A           N/A           N/A           N/A           N/A
Salaries & Commissions .......    $   84,250        N/A           N/A           N/A           N/A           N/A
Broker Servicing .............    $  154,369        N/A           N/A           N/A           N/A           N/A
Miscellaneous ................    $   42,593        N/A           N/A           N/A           N/A           N/A
TOTAL ........................    $  295,156        N/A           N/A           N/A           N/A           N/A

International Core Growth Fund
Advertising ..................    $      276    $      237    $      632        N/A           N/A       $      116
Printing .....................    $    5,202    $    4,511    $   12,010        N/A           N/A       $    2,211
Salaries & Commissions .......    $   33,370    $   28,929    $   77,024        N/A           N/A       $   14,180
Broker Servicing .............    $   52,639    $   45,633    $  121,499        N/A           N/A       $   22,367
Miscellaneous ................    $   45,162    $   39,152    $  104,243        N/A           N/A       $   19,191
TOTAL ........................    $  136,649    $  118,462    $  315,408        N/A           N/A       $   58,065

Worldwide Growth Fund
Advertising ..................    $    1,230    $      498    $    3,223        N/A           N/A       $      120
Printing .....................    $   23,356    $    9,466    $   61,246        N/A           N/A       $    2,272
Salaries & Commissions .......    $  149,980    $   60,782    $  393,270        N/A           N/A       $   14,586
Broker Servicing .............    $  474,414    $  192,263    $1,243,988        N/A           N/A       $   46,140
Miscellaneous ................    $  249,996    $  101,315    $  655,531        N/A           N/A       $   24,314
TOTAL ........................    $  898,976    $  364,324    $2,357,258        N/A           N/A       $   87,432

Int'l SmallCap Growth Fund
Advertising ..................    $    3,414    $    1,472    $    3,457        N/A           N/A       $    1,409
Printing .....................    $   64,827    $   27,965    $   65,683        N/A           N/A       $   26,774
Salaries & Commissions .......    $  420,275    $  181,293    $  425,822        N/A           N/A       $  173,572
Broker Servicing .............    $  515,999    $  222,586    $  522,811        N/A           N/A       $  213,107
Miscellaneous ................    $  557,699    $  240,574    $  565,062        N/A           N/A       $  230,329
TOTAL ........................    $1,562,214    $  673,890    $1,582,835        N/A           N/A       $  645,191

Emerging Countries Fund
Advertising ..................    $      872    $      191    $      801        N/A           N/A       $      313
Printing .....................    $   16,529    $    3,638    $   15,220        N/A           N/A       $    5,951
Salaries & Commissions .......    $  103,217    $   22,718    $   95,044        N/A           N/A       $   37,160
Broker Servicing .............    $  309,324    $   68,082    $  284,832        N/A           N/A       $  111,363
Miscellaneous ................    $   87,929    $   19,353    $   80,967        N/A           N/A       $   31,656
TOTAL ........................    $  517,871    $  113,982    $  476,864        N/A           N/A       $  186,443

DISTRIBUTION EXPENSES              CLASS A       CLASS B       CLASS C       CLASS I       CLASS M       CLASS Q
                                  ----------    ----------    ----------    ----------    ----------    ----------
Asia-Pacific Equity Fund
Advertising ..................    $      327    $      235        N/A           N/A       $      147        N/A
Printing .....................    $    6,212    $    4,463        N/A           N/A       $    2,801        N/A
Salaries & Commissions .......    $   39,617    $   28,461        N/A           N/A       $   17,866        N/A
Broker Servicing .............    $   35,465    $   25,476        N/A           N/A       $   15,992        N/A
Miscellaneous ................    $   27,478    $   19,740        N/A           N/A       $   12,391        N/A
TOTAL ........................    $  109,099    $   78,375        N/A           N/A       $   49,197        N/A

European Equity Fund
Advertising ..................    $      577    $       35    $        6        N/A           N/A           N/A
Printing .....................    $   10,954    $      659    $      106        N/A           N/A           N/A
Salaries & Commissions .......    $   68,073    $    4,096    $      657        N/A           N/A           N/A
Broker Servicing .............    $   82,188    $    4,945    $      793        N/A           N/A           N/A
Miscellaneous ................    $   31,373    $    1,888    $      303        N/A           N/A           N/A
TOTAL ........................    $  193,165    $   11,623    $    1,865        N/A           N/A           N/A

Global Technology Fund
Advertising ..................    $      415    $      139    $       73        N/A           N/A           N/A
Printing .....................    $    7,854    $    2,642    $    1,389        N/A           N/A           N/A
Salaries & Commissions .......    $   48,930    $   16,459    $    8,654        N/A           N/A           N/A
Broker Servicing .............    $  116,350    $   39,137    $   20,579        N/A           N/A           N/A
Miscellaneous ................    $   24,995    $    8,408    $    4,421        N/A           N/A           N/A
TOTAL ........................    $  198,544    $   66,785    $   35,116        N/A           N/A           N/A

Global Communications Fund
Advertising ..................    $      404    $      169    $       43        N/A           N/A           N/A
Printing .....................    $    7,629    $    3,210    $      825        N/A           N/A           N/A
Salaries & Commissions .......    $   47,366    $   19,929    $    5,125        N/A           N/A           N/A
Broker Servicing .............    $   69,408    $   29,202    $    7,509        N/A           N/A           N/A
Miscellaneous ................    $   21,716    $    9,137    $    2,349        N/A           N/A           N/A
TOTAL ........................    $  146,523    $   61,647    $   15,851        N/A           N/A           N/A

International Value Fund
Advertising ..................    $   12,721    $    4,909    $   17,938        N/A           N/A       $      339
Printing .....................    $  241,674    $   93,263    $  340,826        N/A           N/A       $    6,448
Salaries & Commissions .......    $1,527,733    $  589,560    $2,154,514        N/A           N/A       $   40,759
Broker Servicing .............    $2,460,748    $  949,615    $3,470,315        N/A           N/A       $   65,652
Miscellaneous ................    $1,855,546    $  716,065    $2,616,819        N/A           N/A       $   49,505
TOTAL ........................    $6,098,422    $2,353,412    $8,600,412        N/A           N/A       $  162,703

(1) Because Global Real Estate Fund is new, the Distributor did not incur any distribution expenses in conjunction with the promotion and distribution of the Fund's shares.

SHAREHOLDER SERVES REPRESENTATIVE

      ING Funds Services, LLC serves as Shareholder Services Representative. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

      The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

      Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds at a Glance," "Investment Objective and Investment Strategy" and "More Information About Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

      Each Fund may invest in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

      Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. Asia-Pacific Equity Fund may also invest in long-term U.S. Government securities, money market funds and short-term obligations of foreign governments and their agencies, instrumentalities, authorities, or political subdivisions. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

COMMON STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY SECURITIES

      Each Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Each Fund may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

      Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      As a matter of operating policy, each Fund which comprises ING Mutual Funds will invest no more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      Each Fund which comprises ING Mutual Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

      Asia-Pacific Equity Fund may invest, in the equity securities of certain midcap companies. Midcap companies will tend to be smaller, less established companies and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Midcap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of midcap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

PORTFOLIO HEDGING

      Precious Metals Fund, International Fund, Russia Fund, and Funds which comprise ING Funds Trust may hedge against changes in financial markets, currency rates and interest rates. The Funds may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, it may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.

      Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

      In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

      Risks of Hedging Transactions Outside the United States. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

EURODOLLAR CONVERTIBLE SECURITIES

      Each Fund which comprises ING Mutual Funds and ING Funds Trust may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

      Each Fund which comprises ING Mutual Funds and ING Funds Trust may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

SHORT-TERM INVESTMENTS

      The Funds may invest in the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      Savings Association Obligations. The Funds that comprise ING Mutual Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

      The Funds may invest in fixed-rate and floating or variable-rate U.S. Government securities which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

MUNICIPAL SECURITIES

      The Funds that comprise ING Mutual Funds may invest in debt obligations issued by State and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      The Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

MORAL OBLIGATION SECURITIES

      Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

      The Funds that comprise ING Mutual Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

MUNICIPAL LEASE OBLIGATIONS

      The Funds that comprise ING Mutual Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM MUNICIPAL OBLIGATIONS

      The Funds that comprise ING Mutual Funds may invest in short-term municipal obligations. These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

VARIABLE AND FLOATING RATE INSTRUMENTS

      The Funds that comprise ING Mutual Funds and ING Funds Trust may acquire variable and floating rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser or Sub-Advisers will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

INDEX AND CURRENCY-LINKED SECURITIES

      The Funds that comprise ING Mutual Funds may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

CORPORATE DEBT SECURITIES

      Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

      Russia Fund may invest up to 35% of in short-term and medium-term debt securities. The short-term and medium-term debt securities in which the Fund may invest are foreign and domestic securities, including short-term (less than twelve months to maturity) and medium term (not greater than five years to maturity) obligations issued by the U.S. Government, foreign governments, foreign and domestic corporations and banks, and repurchase agreements.

      With respect to the International Fund, when the Fund's portfolio manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers, the Fund may invest primarily in debt securities.

      Precious Metals Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold, silver and other precious metals. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

HIGH YIELD SECURITIES

      Russia Fund and Precious Metals Fund may invest in high yield securities, which are debt securities that are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Corporation, or of comparable quality if unrated.

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.

Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

      The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Directors/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent the Funds own illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds' investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

DERIVATIVES

      The Funds may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivatives may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In the case of Asia-Pacific Equity Fund it is expected that derivatives will not ordinarily be used, but the Fund may make occasional use of certain derivatives for hedging. For example, Asia-Pacific Equity Fund may purchase put options to attempt to preserve the value of securities that it holds, which it could do by exercising the option if the price of the security falls below the `strike price' for the option. Asia-Pacific Equity Fund will not engage in any other type of options transactions.

BANKING INDUSTRY OBLIGATIONS

      Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may not purchase when-issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

      When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

MORTGAGE-RELATED SECURITIES

      ING Mutual Funds, ING Funds Trust, International Value Fund, International Fund, Russia Fund and Precious Metals Fund may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the GNMA, FNMA, and the FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

      The prices of high coupon U.S. Government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      The Funds indicated above may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act;
(c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

      International Value Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Investment Adviser believes that such investments are consistent with the Fund's investment objective.

      ING Mutual Funds and International Value Fund may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

ADJUSTABLE RATE MORTGAGE SECURITIES

      The Funds that comprise ING Funds Trust may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

GNMA CERTIFICATES

      Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

SUBORDINATED MORTGAGE SECURITIES

      Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the funds that comprise ING Mutual Funds and ING Funds Trust may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

      Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

      The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

      Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

      The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

REAL ESTATE SECURITIES

      Each Fund that comprises the Funds Trust may invest in real estate securities. The Funds may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of the Funds' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

ASSET BACKED SECURITIES

      The non-mortgage-related asset-backed securities in which ING Mutual Funds and ING Funds Trust may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

      The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

ZERO COUPON AND PAY-IN-KIND SECURITIES

      International Value and each Fund that comprises Funds Trust may invest in zero coupon securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      These Funds may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT IN GOLD AND OTHER PRECIOUS METALS

      The Precious Metals Fund's performance and ability to meet its objective will generally be largely dependent on the market value of gold, silver, and other precious metals. The Fund's professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of silver and gold and the equity securities of companies engaged in mining or processing silver and gold ("silver-related securities" and "gold-related securities"). The Fund may also invest in other precious metals, including platinum and palladium. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

      Precious Metals Fund is of the belief that a silver and gold investment medium will, over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, silver and gold have been thought of as the most basic monetary standards. Investments in silver and gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's' belief will be realized or that the investment objective will be achieved.

      To the extent that investments in silver and gold and silver and gold related securities appreciate in value relative to the U.S. dollar, the Funds' investments may serve to offset erosion in the purchasing power of the U.S. dollar.

      Precious Metals Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

      It is anticipated that, except for temporary defensive or liquidity purposes, 80% of the Fund's assets will be invested in precious metals and securities related to precious metals. At least 65% of the Fund's assets will normally be invested in gold bullion and the securities of companies primarily engaged in the exploration, mining, processing, fabrication or distribution of gold. At any time management deems it advisable for defensive or liquidity purposes, the Funds may hold cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

      It is the Investment Adviser's present intention to manage the Fund's investments so that (i) less than half of the value of its portfolio will consist of silver, gold or other precious metals and (ii) more than half of the value of their portfolios will be invested in silver or gold-related securities, including securities of foreign issuers. Although the Fund's Board of Directors present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Funds and their shareholders. The policies set forth in this paragraph are subject to change by the Board of Directors/Trustees of Precious Metals Fund, in its sole discretion.

      Fluctuations in the Price of Gold and Silver. The prices of silver and gold have been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of silver and gold, in turn, is likely to affect the market prices of securities of companies mining or processing silver and gold, and accordingly, the value of the Funds' investments in such securities may also be affected.

      Potential Effect of Concentration of Source of Supply and Control of Sales. The two largest national producers of silver and gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of silver and gold. Under South African law, the only authorized sales agent for silver and gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines silver and gold mining policy. South Africa depends in a certain measure on silver and gold sales for the foreign exchange necessary to finance its imports, and its sales policy is partly subject to national economic and political developments.

      Investments in Silver and Gold Bullion. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, silver and gold bullion earns no income return. Appreciation in the market price of silver and gold is the sole manner in which the Fund will be able to realize gains on its investment in silver and gold bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of silver and gold bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

      International and Domestic Monetary Systems. Substantial amounts of silver and gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in silver and gold, several new markets have developed in the United States. In connection with this legalization of silver ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of silver and gold bullion.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

      Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES

      Each Fund may invest its assets in securities of foreign issuers.

      Asia-Pacific Equity Fund invests primarily in certain foreign securities (including ADRs). International Value Fund may invest up to 25% of its assets and Emerging Countries Fund may invest up to 100% of its assets in issuers located in emerging countries. International Fund may invest up to 35% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These securities may be denominated in either U.S. dollars or in non-U.S. currencies. Asia-Pacific Equity Fund will invest substantially all of its assets in the equity securities of companies based in the Asia-Pacific region. The Asia-Pacific countries include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, although the Fund will not invest in Japan and Australia.

      Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund.

Emerging Markets: The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

International Debt Securities. The Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, the Fund would consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Funds' portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Funds' investment income may be received or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Investing in Developing Asia-Pacific Securities Markets and Economies. The securities markets of developing Asia-Pacific countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asia-Pacific brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements of open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for Asia-Pacific Equity Fund and may have an adverse impact on the investment performance of the Fund. The Fund's investment restrictions permit it to invest up to 15% of its net assets in securities that are determined by the Sub-Adviser to be illiquid.

      The investment objective of Asia-Pacific Equity Fund reflects the belief that the economies of the developing Asia-Pacific countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for many of the developing Asia-Pacific countries. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. In addition, certain developing Asia-Pacific countries, such as the Philippines, are especially large debtors to commercial banks and foreign governments.

      Archaic legal systems in certain developing Asia-Pacific countries also may have an adverse impact on Asia-Pacific Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asia-Pacific countries. Similarly, the rights of investors in Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations.

      Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asia-Pacific countries. For example, some of the currencies of developing Asia-Pacific countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. In addition, as mentioned above, governments of many developing Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

      In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing Asia-Pacific countries, which could affect private sector companies and Asia-Pacific Equity Fund, as well as the value of securities in the Fund's portfolio.

      In addition to the relative lack of publicly available information about developing Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies, inflation accounting rules in some developing Asia-Pacific countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asia-Pacific companies.

      Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in Asia-Pacific Equity Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries, if possible.

      As a result, the Sub-Adviser of Asia-Pacific Equity Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Sub-Adviser of the Fund, have had no or limited prior experience.

Investing in Russian Securities

      For the purposes of Russia Fund section of the prospectus, and this SAI, a Russian company means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

      Russia Fund intends to invest its assets in Russian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

      Under current conditions, Russia Fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less problematic, the Fund will invest a greater percentage of its assets in Russian equity securities.

As further described above, Russia Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the Investment Company Act of 1940, as amended, Russia Fund may hedge up to 100% of its assets when deemed appropriate by the Investment Adviser. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

Foreign Currency Exchange Transactions. Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (taken at market value at the time of investment) in forward foreign currency contracts. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN BANK OBLIGATIONS

      Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

SOVEREIGN DEBT SECURITIES

      Certain Funds may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.

BRADY BONDS

      Certain Funds may invest in Brady bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the

Dominican Republic, Mexico, the Philippines, Uruguay, Jordan, the Ivory Coast, and Venezuela, and may be issued by other emerging countries.

RISKS OF INVESTING IN FOREIGN SECURITIES

      Investments in foreign securities involve certain inherent risks, including the following:

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Funds.

Costs. The expense ratios of the Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

      In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SECURITIES SWAPS

      The Funds that comprise ING Mutual Funds and ING Funds Trust may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

OPTIONS ON SECURITIES AND SECURITIES INDICES

      Purchasing Put and Call Options. Each Fund (other than Asia-Pacific Equity
Fund) is authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Asia-Pacific Equity Fund may only purchase put options on portfolio securities. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

      If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

      If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

      Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

      Writing Call Options. Certain Funds may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.

The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

      The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      Stock Index Options. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

      The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

      Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

      Limits on Use of Options. A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

      Dealer Options. The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. The Funds that comprise ING Mutual Funds and Global Real Estate Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Forward Currency Contracts. The Funds that invest in foreign securities may enter into forward currency contracts to hedge against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

      Each of the Funds may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.

      Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

      A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

      An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

      In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

      The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations on Futures Contracts and Related Options. The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. No Fund of ING Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

      The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

Risks Relating to Options and Futures Contracts. The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund have insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

      The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

      The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY FUTURES CONTRACTS

      Each Fund (other than Asia-Pacific Equity Fund) may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

      There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future.

Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

      When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INTEREST RATE AND CURRENCY SWAPS

      The Funds that comprise ING Mutual Funds and ING Funds Trust may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

      A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

INTEREST RATE SWAPS

      As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

CROSS-CURRENCY SWAPS

      A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

SWAP OPTIONS

      The Funds indicated above may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

CAPS AND FLOORS

      The Funds indicated above may invest in interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

RISKS ASSOCIATED WITH SWAPS, CAPS AND FLOORS

      The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

NON-HEDGING STRATEGIC TRANSACTIONS

      A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

RESTRICTED AND ILLIQUID SECURITIES

      Each Fund may invest in illiquid, restricted, or not readily marketable securities if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity.

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

OTHER INVESTMENT COMPANIES

      Each Fund may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. The Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

Investment Companies that Invest in Senior Loans. The Funds that comprise Mutual Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the net asset value ("NAV") or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

      There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

REPURCHASE AGREEMENTS

      Each Fund may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

      Precious Metals Fund and International Fund may enter into repurchase agreements with respect to any portfolio securities the Fund may acquire consistent with its investment objectives and policies, but intends to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. Russia Fund, International Fund and Precious Metals Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund. The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board of Directors/Trustees and guidelines adopted by the Board of Directors/Trustees, the Investment Adviser has determined to be liquid.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

      Each of the Funds (except Asia-Pacific Equity Fund) may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks, the Funds which comprise ING Mutual Funds and International Value Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33-1/3% (except Emerging Countries, International Core Growth, International SmallCap Growth and Worldwide Growth Funds which may only lend up to 30%) of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Investment Adviser. No lending may be made with any companies affiliated with the Investment Adviser. Loans of portfolio securities earn income for the Funds and are collateralized by cash or U.S. government securities. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the lending Fund cash or cash equivalent collateral or provide to that Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Fund must terminate the loan and vote the securities. Alternatively, the lending Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. Each Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower at any time. Each lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

LOAN PARTICIPATION AND ASSIGNMENTS

      International Value Fund may invest in loan participation and loan assignments. The Fund's investment in loan participation typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      When the Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its net asset value.

TO BE ANNOUNCED SALE COMMITMENTS

      The Funds that comprise Mutual Funds and International Value Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

FLOATING OR VARIABLE RATE INSTRUMENTS

      International Value Fund and the Funds that comprise ING Funds Trust may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

      A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

      The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

SHORT SALES

      ING Mutual Funds, Precious Metals Fund, International Fund, Russia Fund and International Value Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Directors/Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

DIVERSIFICATION

      Each Fund except Global Real Estate Fund, Precious Metals Fund, and Russia Fund, is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or Sub-Adviser in approximately equal amounts, and the Investment Adviser or Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.

      Non-Diversified Investment Companies. Global Real Estate, Precious Metals Fund, and Russia Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

      Concentration. Global Real Estate, Precious Metals Fund, Russia Fund, Global Communications and Global Technology Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

GUARANTEED INVESTMENT CONTRACTS

      The Funds that comprise Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

PRIVATE FUNDS

      The Funds that comprise Funds Trust may invest in private funds. The Fund may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

BORROWING

      Asia-Pacific Equity may borrow money from banks solely for temporary or emergency purposes, but not in an amount exceeding one-third of the value of its total assets. ING Mutual Funds may each borrow up to 20% of its total assets. International Fund, Russia Fund, and Precious Metals Fund may borrow from banks for temporary emergency purposes, but not in an amount exceeding 5% of its total assets. International Value Fund may borrow from banks but not in an amount exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding. The Funds that comprise ING Funds Trust may borrow from banks up to 33 1/3% of the current value of each Fund's net assets to purchase securities and for temporary and emergency purposes and those borrowings may be secured by a pledge of not more than 33 1/3% of the current value of the Fund's net assets.

      Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      Certain Funds may invest in securities of companies with limited operating histories. The Funds consider these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

INITIAL PUBLIC OFFERINGS

      Global Communications Fund and Global Technology Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

      Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and therefore have a more limited effect on the Funds' performance.

      There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

                             INVESTMENT RESTRICTIONS

      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

         FUNDAMENTAL INVESTMENT RESTRICTIONS -- ASIA PACIFIC EQUITY FUND

      Asia-Pacific Equity Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

      (1) Invest in a security if, with respect to 75% of the total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      (2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

      (3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of companies primarily engaged in any one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (or repurchase agreements with respect thereto);

      (4) Lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies:

            (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

            (b)   enter into repurchase agreements; and

            (c) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

      (5) Borrow money or pledge, mortgage, or hypothecate its assets, (a) except that the Fund may borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) and except that the following shall not be considered a pledge, mortgage, or hypothecation of the Fund's assets for these purposes: entering into reverse repurchase agreements; transactions in options, futures, options on futures, and forward currency contracts; the deposit of assets in escrow in connection with the writing of covered put and call options; and the purchase of securities on a "when-issued" or delayed delivery basis; collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts;

      (6) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

      (7) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the federal securities laws;

      (8) Purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate or securities of companies that deal in real estate or mortgages).

      The Fund is also subject to the following restriction that is not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, the Fund may not:

      (1) Invest in securities that are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its assets, plus the amount of any borrowings for investment purposes, in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

              FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL
                                   VALUE FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      (1) Issue senior securities, except to the extent permitted under the 1940 Act, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding;

      (2) Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

      (3) Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

      (4) Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

      (5) Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts;

      (6) Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements and except for loans of portfolio securities).

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

      (1) Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

      (2) Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

      (3)   Invest more than 15% of its net assets in illiquid securities.

             FUNDAMENTAL INVESTMENT RESTRICTIONS -- ING MUTUAL FUNDS

      The Funds have adopted the following restrictions as fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company
Act).

      The investment objective of each Fund is a fundamental policy. In addition, no Fund may:

      (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

      (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

      (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by the Money Market Fund (not included in this Prospectus) in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

      (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

      (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

      (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

      (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market Fund (not included in this Prospectus).

      (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

      (9) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

      (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      (11) Engage in short sales (other than Worldwide Growth Fund, International Core Growth Fund and International SmallCap Growth
            Fund), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

      (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

      (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

      (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

      (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

      The International SmallCap Growth Fund, a series of Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Emerging Countries Fund, a series of Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of at least three issuers with emerging securities markets. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

            FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

      (1)   Issue any senior security (as defined in the 1940 Act), except that:
(a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

      (2) Borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

      (3) Act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      (4) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

      (5) Make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (6) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

      (7) Concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

      (8) Purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for

Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, the Fund may not:

      (1) Purchase the securities of any other investment company, except as permitted under the 1940 Act;

      (2) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

               FUNDAMENTAL INVESTMENT RESTRICTIONS -- RUSSIA FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

      (1)   Issue any senior security (as defined in the 1940 Act), except that
(a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

      (2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      (3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

      (4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts.

      (5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

      (6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

      (8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). The Fund may not:

      (1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (2) Purchase the securities of any other investment company, except as permitted under the 1940 Act.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      Russia Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

           FUNDAMENTAL INVESTMENT RESTRICTIONS -- PRECIOUS METALS FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

      (1)   Issue any senior security (as defined in the 1940 Act), except that
(a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

      (2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      (3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

      (4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

      (5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

      (6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

      (8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). The Fund may not:

      (1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (2) Purchase the securities of any other investment company, except as permitted under the 1940 Act.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities related to precious metals. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      Precious Metals Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

             FUNDAMENTAL INVESTMENT RESTRICTIONS -- ING FUNDS TRUST

      The Funds have adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time.

      Each Fund, except as indicated, may not:

      (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

      (4) Invest in companies for the purpose of exercising control or management;

      (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

      (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

      (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents;
(c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) ING Global Technology Fund, ING Global Real Estate Fund and ING Global Communications Fund will concentrate their investments as described in the Prospectus.

      (9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

      (10) Invest more than 15% of the value of a Fund's net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

      In addition, all Funds (except Global Real Estate Fund) are diversified funds. As such, each will not, with respect to 75% of their total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

      Global Real Estate Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

      Each Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

      If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

      The Global Real Estate Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Global Communications Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of communications companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Global Technology Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities (preferred stock, warrants, and convertible securities) of U.S. and non-U.S. technology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS

      Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub Advisor determines, subject to the instructions of and review by the Board of Directors/Trustees of the Fund, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

      In placing portfolio transactions, the Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value.

      As permitted by Section 28(e) of the 1934 Act the Investment Adviser or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") Provided the Funds' officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

      While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by the Funds are not reduced because the Adviser or the Sub-Adviser receives such services. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors/Trustees. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

      Brokerage commissions paid by each series of Mutual Funds for previous fiscal years/periods are as follows:

                                             OCTOBER 31                   JUNE 30
                                             ----------                   -------
                                         2001         2000(1)        2000          1999
                                      ----------    ----------    ----------    ----------
International Core Growth Fund        $  598,896    $  695,830    $  627,554    $  337,039
Worldwide Growth Fund                 $3,278,242    $3,185,228    $2,562,446    $  390,084
International SmallCap Growth Fund    $3,040,817    $4,930,390    $3,660,023    $  247,580
Emerging Countries Fund               $  874,727    $3,014,852    $2,767,514    $1,036,293
Asia-Pacific Equity Fund              $   43,614    $   25,834    $  270,650    $  203,029

(1) For the four month period of July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Fund changed its fiscal year end to October 31 from June 30.

      Brokerage commissions paid by the series of Mayflower Trust for previous fiscal years/periods are as follows:

                                FOR THE FISCAL YEARS ENDED OCTOBER 31
                             --------------------------------------------
                                2001             2000             1999
                             ----------       ----------       ----------
International Value Fund     $2,419,761       $2,754,562       $1,316,582

      Brokerage commissions paid by Precious Metals Fund, International Fund and Russia Fund for previous fiscal years/periods are as follows:

                                   October 31
                           --------------------------      December 31
                             2001             2000(1)         1999
                           --------          --------      -----------
Precious Metals Fund       $240,154          $140,353       $389,449
International Fund         $401,140          $167,309       $167,074
Russia Fund                $  4,422(2)       $ 36,454       $ 91,247

(1)   Effective July 26, 2000, the Fund changed its fiscal year end to October
      31. October 2000 numbers represent the ten months from January 1, 2000 to October 31, 2000.
(2) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the preceding fiscal year is due to changes in portfolio management, lower portfolio turnover rate and participation in mostly "principal trades."

      Brokerage commissions paid by the series of Funds Trust for previous fiscal years are as follows:(1)

                                    2001             2000          1999
                                 --------          -------       -------
European Equity Fund             $ 63,430          $56,972       $91,450
Global Communications Fund       $ 90,741               --            --
Global Technology Fund           $157,911(2)       $96,060       $49,574

(1) Because Global Real Estate Fund is new, the Fund paid no brokerage commissions during any of the last three previous fiscal years.
(2) The increase in brokerage commissions paid by the Fund during the fiscal year ended is due to increased portfolio turnover rate.

      Of the total commissions paid during the fiscal year ended October 31, 2001, $841,039 (7.5%) was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

      During the fiscal year ended October 31, 2001, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:

ING INTERNATIONAL VALUE

              Affiliated                  Affiliated      Total Fund        % of      Affiliated   Fund Total      % of
                Broker                     Principal       Principal      Principal   Commission   Commission   Commission
                ------                     ---------       ---------      ---------   ----------   ----------   ----------
Baring International Investment Limited   $17,818,938   $18,027,982,124      0.10%      $20,856    $2,419,761      0.86%
Baring Securities Limited                 $16,813,553   $18,027,982,124      0.09%      $33,845    $2,419,761      1.40%

ING EMERGING COUNTRIES

              Affiliated                  Affiliated      Total Fund        % of      Affiliated   Fund Total      % of
                Broker                     Principal       Principal      Principal   Commission   Commission   Commission
                ------                     ---------       ---------      ---------   ----------   ----------   ----------
ING Baring Securities                      $228,594     $   964,425,052      0.02%      $   803    $  874,727      0.09%

ING EUROPEAN EQUITY

              Affiliated                  Affiliated      Total Fund        % of      Affiliated   Fund Total      % of
                Broker                     Principal       Principal      Principal   Commission   Commission   Commission
                ------                     ---------       ---------      ---------   ----------   ----------   ----------
ING Baring Securities                      $ 24,983     $    49,602,402      0.05%      $     25   $   63,430      0.04%
ING Baring Securities Holdings Limited     $274,008     $    49,602,402      0.55%      $    274   $   63,430      0.43%
ING Furman Selz Investments LLC            $731,324     $    49,602,402      1.47%      $    731   $   63,430      1.15%

      During the fiscal year ended October 31, 2001, the following Fund (or their predecessor master fund) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents: The holdings of securities of such brokers and dealers were as follows as of October 31, 2001.

FUND                  SECURITY DESCRIPTION                  MARKET VALUE
----                  --------------------                  ------------
Worldwide Growth      Goldman Sachs Group, Inc.              $3,681,336
Worldwide Growth      Lehman Brothers Holdings, Inc.         $2,529,630
Worldwide Growth      Morgan Stanley Dean Witter & Co.       $1,012,644

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

         Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

         Class A or Class M shares of the Funds may be purchased at NAV, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

         Class A Shares of the Funds may also be purchased at NAV by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

         Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds ) the Distributor may pay the selling firm 0.25% of the Offering Price.

         Shareholders of ING General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

         The officers, Directors/Trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at NAV without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at NAV without any commission or concession.

         Class A or M shares may also be purchased at NAV by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.

         Class A or Class M shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds ; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Investments, LLC serves as adviser.

         The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

         An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING

Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

         An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

         If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

         The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

         The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

         Shares of the Fund and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

         Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

         Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

         Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days' written notice, to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

         Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

         No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

         The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

         Effective November 1, 2001, International Fund, Asia-Pacific Equity Fund and International Core Growth Fund (each a "Fund" and collectively the "Funds") will impose a 2% redemption fee on Fund Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. A redemption fee of 2% will be charged on the redemption of shares of the Russia Fund held less than 365 days. The fee is not a sales charge
(load); it will be paid directly to the Funds. The redemption fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will apply only to Fund Class A shares purchased on or after November 1, 2001. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds.

REINSTATEMENT PRIVILEGE

         If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B or Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

         A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

    CDSC SCHEDULE FOR SHARES OF THE INTERNATIONAL VALUE FUND PURCHASED BEFORE
                                NOVEMBER 1, 1999

         Effective November 1, 1999, the above listed Fund adopted a new CDSC schedule, as set forth in the prospectus. Class B shares of the Fund purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:

                         Years After You                                 CDSC As A Percentage
                        Bought The Shares                                 of Amount Redeemed
                        -----------------                                 ------------------
                             1st Year                                            5.00%
                             2nd Year                                            4.00%
                             3rd Year                                            3.00%
                             4th Year                                            2.00%
                             5th Year                                            2.00%
                          After 5th Year                                          ---

         Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of the Funds that comprise ING Funds Trust (except Global Real Estate Fund) in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other ING Funds. Shareholders of the Funds that comprise ING Funds Trust that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

                                                                          TIME PERIOD
                                                                        DURING WHICH CDSC
                                                CDSC                        APPLIES
CDSC on Purchases of:                          BEFORE                       BEFORE
                                              11/06/00                     11/06/99

$1,000,000 to $2,499,999                       1.00%                       12 Months
$2,500,000 to $4,999,999                       1.00%                       12 Months
$5,000,000 and over                            1.00%                       12 Months

DEALER COMMISSIONS AND OTHER INCENTIVES

         In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price.

         In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                                               DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
             AMOUNT OF TRANSACTION                   CLASS A                           CLASS M
             ---------------------                   -------                           -------
               Less than $50,000                      5.75%                             3.50%
               $50,000 - $99,999                      4.50%                             2.50%
              $100,000 - $249,999                     3.50%                             1.50%
              $250,000 - $499,000                     2.50%                             1.00%
              $500,000 - $999,999                     2.00%                             None
              $1,000,000 and over                   See below                           None

         The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:

                                                              DEALER COMMISSION AS A PERCENTAGE OF
                 AMOUNT OF TRANSACTION                                      AMOUNT INVESTED
                 ---------------------                                      ---------------
                 $1,000,000 to $2,499,000                                         1.00%
                 $2,500,000 to $4,999,999                                         0.50%
                 $5,000,000 and over                                              0.25%

         Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

         The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

         The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this SAI.

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors/Trustees as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The Long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

         Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

         Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

         The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's NAV is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors/Trustees.

         The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the New York Stock Exchange, as supplied by Precious Metals Fund's custodian bank or other broker-dealers or banks approved by Precious Metals Fund and Silver Fund, on each date that the Exchange is open for business.

         Foreign securities markets may close before a Fund determines its NAV. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of the Fund's Board of Directors/Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

         In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         The per share net asset value of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class
C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

         Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

         Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

         Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

         As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

         For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act , as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

         All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

         For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

         Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. State Street Bank and Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

         Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

         As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

         (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

         (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

         (3) ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

         (4) Telephone redemption requests must meet the following conditions to be accepted by ING Funds :

                  (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty
                           (30) days.

                  (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

                  (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

                  (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

                  (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

         (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

         (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

         (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

         (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

         (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

         (10) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

         You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

         During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

         As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the ING Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the ING Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

TAX LOSS CARRY-FORWARDS

         Tax loss carry-forwards were the following as of October 31, 2001(1):

                      FUND                              AMOUNT               EXPIRATION DATES
                      ----                              ------               ----------------
Asia-Pacific Equity Fund                             $25,917,423               2006 to 2009
Emerging Countries Fund                              $80,186,243               2006 to 2009
European Equity Fund                                   $673,633                    2009
Global Communications Fund                           $64,104,971               2008 to 2009
Global Technology Fund                               $61,991,041                   2009
International Core Growth Fund                        $9,678,221                   2009
International Fund                                   $11,054,933                   2009
International SmallCap Growth Fund                   $180,545,805              2008 to 2009
International Value Fund                                  --                        --
Precious Metals Fund                                 $89,116,544               2002 to 2009
Russia Fund                                          $72,439,571               2006 to 2009
Worldwide Growth Fund                                $149,013,843              2008 to 2009


(1) Global Real Estate Fund does not have tax loss carry-forwards for the fiscal year ended October 31, 2001 because the Fund is new.

DISTRIBUTIONS

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

         Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

PURCHASES IN-KIND OF THE INTERNATIONAL VALUE FUND

         Investors may, subject to the approval of the International Value Fund, the Investment Adviser and Brandes, purchase shares of the International Value Fund with liquid securities that are eligible for purchase by the Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Investment Adviser or Brandes intends to retain the securities in the Fund as an investment. The Fund reserves the right amend or terminate this practice at any time.

REDEMPTIONS

         The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

EXCHANGES

         The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

         Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING reserves the right to reject any exchange request.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

         You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION FEATURE

         Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative NAVs of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Information

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                 P(1 + T)= ERV

Where:
              P =     a hypothetical initial payment of $1,000,
              T =     the average annual total return,
              n  =    the number of years, and
            ERV =     the ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the period.

         All total return figures assume that all dividends are reinvested when paid.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                       n
                                 P(1+T) = ATV
                                             D

Where:
              P =     a hypothetical initial payment of $1,000,

              T = the average annual total return (after taxes on distributions),

              n =     the number of years, and

           ATV  =     ending value of a hypothetical $1,000 payment made at the
              D       beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                P(1 + T) = ATV
                                              DR

Where:
              P =     a hypothetical initial payment of $1,000,

              T =     the average annual total return (after taxes on
                      distributions),
              n =     the number of years, and

          ATV   =     ending value of a hypothetical $1,000 payment made at the
             DR       beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

         Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                                            a - b    6
                                Yield= 2[( ------ +1)  - 1]
                                            cd

where

     a =    dividends and interest earned during the period,
     b =    expenses accrued for the period (net of reimbursements),
     c =    the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d =    the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of

30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

         Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, and Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

         The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended October 31, 2001, if applicable, and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to October 31, 2001, is as follows:

                                               1 Year        5 Year      10 Year     Since Inception    Inception Date
                                               ------        ------      -------     ---------------    --------------
Asia-Pacific Equity Fund
Class A                                        -37.40        -21.00         --           -17.14             9/1/95
Class A (after taxes on distributions)         -37.86        -21.11         --           -17.26
Class A (After taxes on distributions and      -22.64        -14.92         --           -12.13
sale of fund shares)
Class B                                        -37.14        -20.97         --           -16.96             9/1/95
Class M                                        -36.06        -21.04         --           -17.25             9/1/95

International Core Growth Fund
Class A                                        -30.79          --           --            5.11              2/28/97
Class A (after taxes on distributions)         -32.15          --           --            3.91
Class A (After taxes on distributions and      -17.72          --           --            3.79
sale of fund shares)
Class B                                        -30.54          --           --            5.39              2/28/97
Class C                                        -27.83          --           --            5.63              2/28/97
Class Q                                        -26.26          --           --            6.76              2/28/97

Worldwide Growth Fund
Class A                                        -42.32         8.54          --            10.16             4/19/93
Class A (after taxes on distributions)         -43.17         4.86          --            7.68
Class A (After taxes on distributions and      -25.32         5.88          --            7.69
sale of fund shares)
Class B                                        -42.12         8.88          --            10.46             5/31/95
Class C                                        -39.78         9.14          --            10.23             4/19/93
Class Q                                        -38.56        10.13          --            10.45             8/31/95

International SmallCap Growth Fund
Class A                                        -38.08        14.49          --            11.65             8/31/94
Class A (after taxes on distributions)         -39.48        12.71          --            10.36
Class A (After taxes on distributions and      -22.07        11.61          --            9.44
sale of fund shares)
Class B                                        -37.62        14.97          --            14.43             5/31/95
Class C                                        -35.23        15.15          --            11.78             8/31/94
Class Q                                        -34.11        16.14          --            15.33             8/31/95

Emerging Countries Fund
Class A                                        -31.51        -4.40          --            -0.19            11/28/94
Class A (after taxes on distributions)         -31.51        -5.03          --            -0.71
Class A (After taxes on distributions and      -19.19        -3.67          --            -0.35
sale of fund shares)
Class B                                        -31.34        -4.10          --            0.16              5/31/95

                                               1 Year        5 Year      10 Year     Since Inception    Inception Date
                                               ------        ------      -------     ---------------    --------------
Class C                                        -28.49        -3.74          --            -0.17            11/28/94
Class Q                                        -27.01        -2.84          --            0.04              8/31/95

International Value Fund
Class A                                        -20.74        11.30          --            11.24             3/06/95
Class A (after taxes on distributions)         -23.28         9.57          --            9.91
Class A (After taxes on distributions and      -10.90         8.86          --            9.04
sale of fund shares)
Class B                                        -20.17          --           --            9.55              4/17/97
Class C                                        -17.25        11.85          --            11.49             3/06/95
Class I                                          --            --           --           -11.09             6/18/01
Class Q                                        -15.80        -11.68         --             --               1/24/00

Precious Metals Fund
Class A(1)                                      26.75        -13.57       -3.39                             12/3/75
Class A (after taxes on distributions)          26.67        -14.37       -4.11
Class A (After taxes on distributions and       16.28        -10.35       -2.79
sale of fund shares)

International Fund
Class A(1)                                     -25.88         4.30          --            5.43              1/03/94
Class A (after taxes on distributions)         -27.70         0.24          --            2.50
Class A (After taxes on distributions and      -14.71         2.23          --            3.46
sale of fund shares)
Class B                                        -25.33          --           --           -27.31             8/22/00
Class C                                        -22.70          --           --           -21.81             9/15/00
Class I                                          --            --           --             --
Class Q                                          --            --           --           -18.10             2/26/01

Russia Fund
Class A(1)                                      5.93         -1.89          --            -4.24             7/3/96
Class A (after taxes on distributions)          5.93         -3.31          --            -5.54
Class A (After taxes on distributions and       3.61         -2.09          --            -3.86
sale of fund shares)

European Equity Fund
Class A                                        -30.62          --           --            -8.18            12/15/98
Class A (after taxes on distributions)         -31.27          --           --            -8.84
Class A (After taxes on distributions and      -17.74          --           --            -6.42
sale of fund shares)
Class B                                        -30.37          --           --            -7.83            12/15/98
Class C                                        -27.64          --           --            -7.07            12/15/98

                                               1 Year        5 Year      10 Year     Since Inception    Inception Date
                                               ------        ------      -------     ---------------    --------------
Global Technology Fund
Class A                                        -69.43          --           --            -5.77            12/15/98
Class A (after taxes on distributions)         -72.29          --           --            -9.37
Class A (After taxes on distributions and      -36.34          --           --            -0.57
sale of fund shares)
Class B                                        -68.88          --           --            -5.07            12/15/98
Class C                                        -68.11          --           --            -4.53            12/15/98

Global Communications Fund
Class A                                        -77.55          --           --           -66.13             3/1/00
Class A (after taxes on distributions)         -77.55          --           --           -66.13
Class A (After taxes on distributions and      -47.23          --           --           -48.40
sale of fund shares)
Class B                                        -77.52          --           --           -65.99             3/1/00
Class C                                        -76.61          --           --           -65.15             3/1/00

Global Real Estate Fund
Class A                                          N/A          N/A          N/A             --               11/1/01
Class A (after taxes on distributions)           N/A          N/A          N/A
Class A (After taxes on distributions and        N/A          N/A          N/A
sale of fund shares)
Class B                                          N/A          N/A          N/A             --               11/1/01
Class C                                          N/A          N/A          N/A             --               11/1/01
Class Q                                          N/A          N/A          N/A             --               11/1/01


(1) Prior to July 26, 2000, Lexington Manatement Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's shares were classified as "Class A" shares.

         Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

         In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC. or affiliates of the Company, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds;
(v) the past performance of other funds managed by the Investment Adviser; and
(vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

         The authorized capital stock of Advisory Funds consists of 1,000,000,000 shares having par value of $.01 per share. The authorized capital of Mutual Funds and Mayflower Trust, is in each case an unlimited number of shares of beneficial interest. The authorized capital of International Fund consists of 500,000,000 shares having par value of $.001 per share. The authorized capital of Russia Fund consists of 500,000,000 shares having par value of $.001 per share. The authorized capital of Precious Metals Fund consists of 500,000,000 shares having par value of $.001 per share. The authorized capital of ING Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Funds have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board of Directors/Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

         The Board of Directors/Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors/Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

         The cash and securities owned by each of the Funds are held by Brown Brothers Harriman & Co. 40 Water Street, Boston, Massachusetts 02109-3661, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL

         Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent public accountants for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. PricewaterhouseCoopers LLP is located at 1670 Broadway, Suite 1000, Denver, CO 80202-4870. PricewaterhouseCoopers LLP will serve as independent accountants for the fiscal year 2002.

OTHER INFORMATION

         Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this SAI omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

         Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

         Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

DECLARATION OF TRUST

         Mayflower Trust is organized as Massachusetts business trust. The Declaration of Trust of this Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to the designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

         The financial statements from the Funds' October 31, 2001 Annual Report are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a)     (1)  Form of Articles of Incorporation - Filed as an exhibit to Post
             Effective Amendment No. 27 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

        (2) Form of Articles of Amendment - Filed as an exhibit to Post Effective Amendment No. 27 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

        (3) Form of Articles Supplementary Designating Class A - Filed as an exhibit to Post Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

        (4) Form of Articles of Amendment - Filed as an exhibit to Post Effective Amendment No. 27 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

        (5) Form of Articles Supplementary Designating Classes B, C and Q - filed herewith.

        (6)  Form of Articles of Amendment - filed herewith.

(b) Form of Bylaws - Filed as an exhibit to Post Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(c)          Not Applicable

(d) Form of Investment Management Agreement between Registrant and Pilgrim Investments, Inc. - Filed as an exhibit to Post Effective Amendment No. 26 to the Registrant's Form N-1A Registration Statement on December 22, 2000 and incorporated herein by reference.

(e) Form of Underwriting Agreement between Registrant and Pilgrim Securities, Inc. - Filed as an exhibit to Post Effective Amendment No. 26 to the Registrant's Form N-1A Registration Statement on December 22, 2000 and incorporated herein by reference.

(f)          Not Applicable

(g)     (1)  Form of Custodian Agreement between Registrant and Brown Brothers
             Harriman & Co. - Filed as an exhibit to Post Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

        (2) Form of Amended Custody Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an exhibit to Post Effective Amendment No. 27 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

(h)     (1)  Form of Amended Administration Agreement between Registrant and ING
             Pilgrim Group, LLC - filed herewith.

        (2) Form of Administration Agreement between Registrant and Pilgrim Group, Inc. - Filed as an exhibit to Post Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

        (3) Form of Expense Limitation Agreement between Registrant and Pilgrim Investments, Inc. - Filed as an exhibit to Post Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

        (4) Form of Fund Accounting Agreement with Brown Brothers Harriman & Co. - filed herewith.

(i) Opinion of Counsel - Filed as an exhibit to Registrant's Registration Statement on Form N-1A and incorporated herein by reference.

(j)     (1)  Consent of PricewaterhouseCoopers LLP - filed herewith.

        (2)  Consent of Dechert - filed herewith.

(k)          Not Applicable

(l) Form of Investment Letter of Initial Investors - Filed as an exhibit to Registrant's Form N-1A Registration Statement and incorporated herein by reference.

(m)     (1)  Form of Service and Distribution Plan for Class A Shares - Filed as
             an exhibit to Post Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

        (2) Form of Service and Distribution Plan for Class B Shares - filed herewith.

        (3) Form of Service and Distribution Plan for Class C Shares - filed herewith.

        (4)  Form of Service Plan for Class Q Shares - filed herewith.

(n)     (1)  Form of Multiple Class Plan Pursuant to Rule 18f-3 - Filed as an
             exhibit to Post Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

        (2) Form of Amended Multiple Class Plan Pursuant to Rule 18f-3 - filed herewith.

(p) Form of Code of Ethics - Filed as an exhibit to Post Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 25. INDEMNIFICATION

      Article Seventh of the Articles of Incorporation provides to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland General Corporation Law. No provision of the Articles of Incorporation shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended or of the Investment Company Act of 1940, as amended or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

      Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 as amended may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

      Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

      (a) ING Funds Distributor, Inc. is the principal underwriter for the Registrant and for ING Advisory Funds, Inc., ING Investment Funds, Inc., ING Financial Services Fund, Inc., ING Prime Rate Trust, ING Mutual Funds, ING Equity Trust, ING SmallCap Opportunities Fund, ING Growth Opportunities Fund, ING Mayflower Trust, ING GNMA Income Fund, Inc., ING Large Company Value Fund, Inc., ING International Fund, Inc., Inc., ING Russia Fund, Inc., ING Senior Income Fund, ING Funds Trust, ING Lexington Money Market Trust and ING Series Fund.

      (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 as amended and is incorporated herein by reference thereto.

      (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) ING Investments, LLC, (c) ING Funds Services, LLC, (d) the Portfolio Managers, (e) the Custodians and (f) the Transfer Agent. The address of each is as follows:

      (a)   ING Precious Metals Fund, Inc.
            7337 East Doubletree Ranch Road
            Scottsdale, Arizona 85258

      (b)   ING Investments, LLC
            7337 East Doubletree Ranch Road
            Scottsdale, Arizona 85258

      (c)   ING Funds Services, LLC
            7337 East Doubletree Ranch Road
            Scottsdale, Arizona 85258

      (d)   ING Investments, LLC
            7337 East Doubletree Ranch Road
            Scottsdale, Arizona 85258

      (e)   Brown Brothers Harriman & Co.
            40 Water Street
            Boston, Massachusetts 02109-3661

      (f)   DST Systems, Inc.
            P.O. Box 419368
            Kansas City, Missouri  64141

ITEM 29. MANAGEMENT SERVICES

      None.

ITEM 32. UNDERTAKINGS

      Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 26th day of February, 2002.

                                    ING PRECIOUS METALS FUND, INC.

                                    By:    /s/ Kimberly A. Anderson
                                           -------------------------------------
                                           Kimberly A. Anderson
                                           Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                   TITLE                         DATE
            ---------                   -----                         ----
                                        Director and Chairman   February 26, 2002
------------------------------------
         John G. Turner*


                                        President and Chief     February 26, 2002
------------------------------------    Executive Officer
       James M. Hennessy*

                                        Executive Vice          February 26, 2002
------------------------------------    President and
       Michael J. Roland*               Principal Financial
                                        Officer

                                        Director                February 26, 2002
------------------------------------
        Paul S. Doherty

                                        Director                February 26, 2002
------------------------------------
       J. Michael Earley*

                                        Director                February 26, 2002
------------------------------------
     R. Barbara Gitenstein*

                                        Director                February 26, 2002
------------------------------------
       R. Glenn Hilliard*

                                        Director                February 26, 2002
------------------------------------
       Walter H. May, Jr.*

                                        Director                February 26, 2002
------------------------------------
      Thomas J. McInerney*

                                        Director                February 26, 2002
------------------------------------
          Jock Patton*

                                        Director                February 26, 2002
------------------------------------
       David W.C. Putnam*

                                        Director                February 26, 2002
------------------------------------
        Blaine E. Rieke*

                                        Director                February 26, 2002
------------------------------------
        Roger B. Vincent*

                                        Director                February 26, 2002
------------------------------------
      Richard A. Wedemeyer*



*By:  /s/ Kimberly A. Anderson
      ------------------------------
      Kimberly A. Anderson
      Attorney-in-Fact**


**Pursuant to Powers of Attorney filed herewith.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Kimberly A. Anderson, Michael J. Roland, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to Pilgrim Precious Metals Fund, Inc., and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 21, 2002

                               /s/ J. Michael Earley         /s/ R. Barbara Gitenstein
 -------------------------     -------------------------     -------------------------
 Paul S. Doherty               J. Michael Earley             R. Barbara Gitenstein

 /s/ R. Glenn Hilliard         /s/ Walter H. May             /s/ Thomas J. McInerney
 -------------------------     -------------------------     -------------------------
 R. Glenn Hilliard             Walter H. May                 Thomas J. McInerney

 /s/ Jock Patton               /s/ David W. C. Putnam        /s/ Blaine E. Rieke
 -------------------------     -------------------------     -------------------------
 Jock Patton                   David W. C. Putnam            Blaine E. Rieke

 /s/ John G. Turner            /s/ Roger B. Vincent          /s/ Richard A. Wedemeyer
 -------------------------     -------------------------     -------------------------
 John G. Turner                Roger B. Vincent              Richard A. Wedemeyer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Kimberly A. Anderson, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to Pilgrim Precious Metals Fund, Inc., and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 21, 2002

                                                    /s/ Michael J. Roland
                                                    ----------------------------
                                                    Michael J. Roland

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kimberly A. Anderson, Michael J. Roland, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to Pilgrim Precious Metals Fund, Inc., and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 21, 2002

                                                    /s/ James M. Hennessy
                                                    ----------------------------
                                                    James M. Hennessy

                                  EXHIBIT LIST


EXHIBIT NUMBER                NAME OF EXHIBIT
--------------                ---------------
(a)     (5)                     Form of Articles Supplementary Designating
                                Classes B, C and Q

        (6)                     Form of Articles of Amendment

(h)     (1)                     Form of Amended Administration Agreement between
                                Registrant and ING Pilgrim Group, LLC

        (4)                     Form of Fund Accounting Agreement with Brown
                                Brothers Harriman & Co.

(j)     (1)                     Consent of PricewaterhouseCoopers LLP

        (2)                     Consent of Dechert

(m)     (1)                     Form of Service and Distribution Plan for Class
                                B Shares

        (2)                     Form of Service and Distribution Plan for Class
                                C Shares

        (3)                     Form of Service Plan for Class Q Shares

(n)     (2)                     Form of Amended Multiple Class Plan Pursuant to
                                Rule 18f-3